Exhibit 10.22

LEASE FOR COMBINATION

OFFICE/WAREHOUSE SPACE

AT

CHARTER ROAD

LANDLORD: CHARTER ROAD REALTY, LLC

TENANT: HADCO METAL TRADING CO., LLC

1.	LEASED SPACE AND PURPOSE	1
2.	TERM	1
3.	RENT	2
4.	ADDITIONAL RENT	3
5.	NEGATIVE COVENANTS OF TENANT	4
6.	LATE PAYMENT	7
7.	CONSTRUCTION OF LEASED SPACE	7
8.	TENANT’S ALTERATIONS	8
9.	MECHANIC’S LIENS	8
10.	CONDITION OF LEASED SPACE	9
11.	BUILDING SERVICES	9
12.	ASSIGNMENT AND SUBLETTING	10
13.	ACCESS TO LEASED SPACE	10
14.	REPAIRS	10
15.	TERMINATION AND EXTENSION	12
16.	SURRENDER OF LEASED SPACE	12
17.	INDEMNIFICATION AND INSURANCE	12
18.	FIRE OR OTHER CASUALTY	13
19.	CONDEMNATION	14
20.	ESTOPPEL CERTIFICATES	14
21.	DEFAULT	15
22.	REMEDIES	15
23.	CONFESSION OF JUDGMENT	17
24.	WAIVER	17
25.	QUIET ENJOYMENT	18
26.	FORCE MAJEURE	18
27.	SUCCESSORS	18
28.	LANDLORD’S LIABILITY	18
29.	SUBORDINATION	19
30.	[INTENTIONALLY OMITTED]	19
31.	GOVERNING LAW	20
32.	SEVERABILITY	20
33.	HOLDING OVER	20
34.	NOTICES	20
35.	BROKERS	21
36.	SIGNS	22
37.	SECURITY DEPOSIT; SECURITY INTEREST	22
38.	USE OF INFORMATION IN ADVERTISING	23
39.	CAPTIONS	23
40.	ENTIRE AGREEMENT	23
41.	OPTION TO RENEW	23
42.	COUNTERPART	24

LEASE

LEASE made this _____ day of September, 2007, between CHARTER ROAD REALTY, LLC (“Landlord”), with their office at #49 Moredon Road, Huntingdon Valley, PA 19006.

AND

HADCO METAL TRADING CO., LLC (“Tenant”) is a Delaware Limited Liability Company with an office at 104-20 Merrick Blvd., Jamaica, NY 11433.

1.	LEASED SPACE AND PURPOSE.

Landlord hereby rents to Tenant all that certain space (“Leased Space”) comprising the entire building and land with an address located at the NWC Charter and Norcom Roads, 2811 Charter Road, Philadelphia County, Pennsylvania, as more fully shown and outlined in red on the plan attached hereto as Exhibit “A”, consisting of eighty-one thousand, two hundred twenty six (81,226) square feet, more or less (the “Building”) and approximately 9.84 acres. The Leased Space includes all fixtures, improvements, additions and other property installed therein at the Commencement Date, or at any time during the term of this Lease (other than Tenant’s movable personal property and trade fixtures).

The Leased Space shall be used and occupied as an office and warehouse for storage. In addition to these uses, the Leased Space shall also be used for metal trading, stocking and processing service center.

2.	TERM.

The term of this Lease and Tenant’s obligation to pay Rent hereunder shall commence on November 1, 2007 (“Commencement Date”). Landlord shall permit Tenant access on September 15, 2007 through the Commencement Date to install telecom equipment, cabling, racking, machinery and to otherwise prepare the Leased Space for Tenant’s intended use. Tenant shall permit the Landlord to use the middle bay (which contains no overhead crane), which is approximately 15,000 square feet, for storage until November 30, 2007. Landlord also is permitted to gain access to the middle bay from the loading dock and doors in order to utilize the middle bay. After November 30, 2007, the Landlord shall remove any items contained in the middle bay and the Landlord shall not occupy any part of the Leased Space. In consideration for Landlord’s use during the month of November, Tenant’s rent shall be proportionately reduced by an amount equal to (x) 15,000/81,226 multiplied by (y) the sum of Minimum Annual Rent plus Additional Rent for the month of November, 2007. If Landlord has not fully vacated the Building by November 30, 2007, Landlord agrees to waive Minimum Annual Rent for each day after November 30, 2007 during which Landlord continues to store items in the middle bay. Landlord shall indemnify, defend, and hold harmless Tenant, and its respective officers, directors, beneficiaries, shareholders, partners, agents and employees from all fines, suits, procedures, claims, and actions of every kind, and all costs associated therewith (including reasonable attorneys’ and consultants’ fees) arising out of or in any way connected with Landlord’s occupancy and use of the Leased Space after the Commencement Date.

The term (“Term”) of this Lease shall end ten (10) years after the Commencement Date.

3.	RENT.

(a) Definitions.

(i) “Tenant’s Proportionate Share” means 100%, being the ratio of Tenant’s area (81,226 square feet) to the total amount of area (81,226 square feet) available in the Building, whether occupied or not. Tenant is leasing the entire building and the surrounding ground as set forth on Exhibit “A”. Consequently, this term as used in the Lease shall mean all or 100%.

(ii) “Real Estate Taxes” shall mean all taxes and assessments levied, assessed or imposed at any time by any governmental authority upon or against the Leased Space.

(b) Tenant shall pay Landlord minimum annual rent (“Minimum Annual Rent”) during each of the ten (10) years of the initial Term of the Lease in the amount of ($5.50 per sq. ft, per annum 81,226 sq. ft) Four Hundred Forty-six Thousand Seven Hundred Forty-three ($446,743.00) Dollars per year, payable in monthly installments of Thirty-seven Thousand Two Hundred Twenty-eight Dollars and Fifty-nine Cents ($37,228.59) each.

Each monthly installment shall be paid on the first day of each calendar month in advance, the first full monthly installment to be paid at the signing of this Lease. All rent shall be payable, in advance, and without prior notice or demand, at the address of Landlord set forth in the heading of this Lease or at such other place, or to such other person as Landlord may from time to time direct.

(c) During the term of the Lease or any extension hereof or any holdover period, Tenant shall pay on Landlord’s behalf, as and for Additional Rent, all Real Estate Taxes (as hereinafter defined) levied against the Leased Space and shall provide Landlord, upon request, with proof of payment of Real Estate Taxes prior to the date the same are due without penalty or premium. The Landlord shall continue to receive the Real Estate Tax bills and shall forward copies therof, as soon as practicable, to Tenant for payment. Landlord shall be responsible for any interest and/or penalties incurred in connection with the late payment of Real Estate Taxes due to Tenant’s receipt of a Real Estate Tax bill on or after the payment due date.

If the term of the Lease shall end during a tax calendar year (tax calendar year shall mean each annual period for which Real Estate Taxes are assessed and levied) of which part only is included in the term hereof, the amount of such Additional Rent shall be prorated on a per diem basis on the basis of a three hundred sixty (360) day year and shall be paid on or before the last day of the term. If the term ends in any tax calendar year before the amount to be payable by Tenant has been determined under the provisions of this Article, an amount payable for the portion of the term during the tax calendar year shall be reasonably estimated by the Landlord and the estimated amount shall be promptly paid by Tenant. As soon as the amount properly payable by the Tenant for the partial period has finally been determined, the amount shall be adjusted between Landlord and Tenant. The provisions of this paragraph shall survive termination of this Lease.

In the event Landlord obtains a refund of Real Estate Taxes, Landlord shall refund a portion thereof, such portion to be based on the percentage of the original Real Estate Taxes assessed against and paid by Tenant from which the refund was derived, less all reasonable costs and expenses (including legal fees and disbursements) incurred in the prosecution of any such tax reduction proceeding. Anything to the contrary contained herein notwithstanding, Tenant shall have the right to commence and prosecute tax reduction proceedings in the event Landlord elects not to pursue such proceedings.

(d) The parties acknowledge that this Lease is and is intended to be what in common parlance is known as a “triple net lease” and the parties intend that, except as specifically provided for herein, Landlord shall receive all Minimum Annual Rent and Additional Rent hereunder free and clear of all liens, charges, expenses, offsets or similar deductions of any nature whatsoever, except as otherwise expressly provided herein. Tenant shall pay all costs, expenses and damages which are attributable to Tenant or the ownership, use or possession of the Leased Space and which, except for execution of this Lease, would have been chargeable against the Leased Space or otherwise payable by Landlord, except for (i) costs and expenses which this Lease expressly provides are the responsibility of Landlord including, without limitation, its own insurance costs and those costs set forth in paragraph 11 below, (ii) interest and amortization payments on any mortgage and (iii) any costs which under generally accepted accounting principles are capital expenditures.

4.	ADDITIONAL RENT.

Tenant shall pay to Landlord as “Additional Rent” (in addition to sums payable pursuant to paragraphs 3 (c) and 3 (d)) the following:

(a) Expenses Incurred by Landlord as a Result of Tenant’s Default. All sums which may become due by reason of Tenant’s Default (as defined below) under any of the terms, conditions and covenants of this Lease to be kept and observed by Tenant, after delivery of written notice addressed to Tenant, and any and all damages, costs and expenses (including without limitation thereto reasonable attorney’s fees) which Landlord may suffer or incur by reason of any such Default of Tenant and any damage to the Leased Space caused by any act or omission of Tenant, together with interest to the date of payment (whether before or after entry of judgment and issuance of execution thereon) at a rate equal to (5%) percent above the prime interest rate (or similar rate if the prime interest rate is no longer published) of Wachovia Bank, N.A. or its successor, in effect during the period said payment is due (“Default Rate”). The following events shall be deemed a “Default” under this Article 4: (i) Tenant shall at any time fail to pay punctually and in full any item of Rent within ten (10) business days after written notice of such failure from Landlord; and (ii) Tenant shall fail to keep, perform or observe any other material covenant, agreement, condition or undertaking hereunder and shall fail to remedy such default within thirty (30) days after written notice thereof has been mailed by Landlord to Tenant; or if such default is one that will take longer than thirty (30) days to remedy, Tenant fails to commence curing such default within thirty (30) days and/or fails diligently to pursue such cure to completion.

(b) Use and Occupancy Taxes. All use and occupancy taxes imposed by any governmental body allocable to the Leased Space. Landlord shall take all actions necessary to change the billing address for said taxes to the Tenant and Tenant shall be responsible for paying such taxes directly.

(c) Utilities. All charges incurred during the Term for heat, gas, water, electric, trash and sewage disposal for the Leased Space billed directly by the providers of the same to Landlord as the tenant of the Leased Space, and the Tenant shall pay those bills directly to the providers promptly after receipt from Landlord of copies thereof.

5.	NEGATIVE COVENANTS OF TENANT; HAZARDOUS SUBSTANCES.

(a) Tenant will not:

(i) damage the Leased Space;

(ii) bring into or permit to be kept in the Leased Space any dangerous or explosive substances, except for substances customarily used in the ordinary course of Tenant’s business, such as solvents and lubricants;

(iii) vacate or abandon the Leased Space, or permit the Leased Space to become empty or unoccupied, without proper security; or

(iv) do or suffer to be done, any act, matter or thing objectionable to the fire insurance companies or Board of Underwriters whereby the fire insurance or any other insurance now in force or hereafter to be placed on the Leased Space shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the Commencement Date. Tenant agrees to pay to Landlord as Additional Rent, any and all increase in premium for insurance carried by Landlord on the Leased Space, or on the Building, caused in any way by the occupancy of Tenant.

(b) Tenant’s Responsibility Regarding Hazardous Substances.

(i) Hazardous Substances. The term “Hazardous Substances,” as used in this Lease, shall include, without limitation, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCB’s), chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, petroleum and petroleum products, and substances declared to be hazardous or toxic under any law or regulation now or hereafter enacted or promulgated by any governmental authority.

(ii) Tenant’s Restrictions. Tenant shall not cause or permit to occur or to continue once said occurrence is discovered:

(A) Any violation of any federal, state, or local law, ordinance, or regulation now or hereafter enacted, related to environmental conditions on, under, or about the Leased Space or arising from Tenant’s use or occupancy of the Leased Space, including, but not limited to, soil and ground water conditions; or

(B) The use, generation, release, manufacture, refining, production, processing, storage, or disposal of any Hazardous Substance on, under, or about the Leased Space, except that the Tenant shall be permitted to use and handle solvents, lubricants and other substances customarily used in its normal everyday operations in accordance with all applicable laws and regulations.

(iii) Environmental Clean-Up.

Landlord has provided Tenant with a Phase I environmental report that was performed at the time that Landlord acquired the building (the “Environmental Report”). Landlord agrees to allow Tenant’s representatives access to the Leased Space to complete an update to the Environmental Report within 30 days after the Commencement Date. This updated Environmental Report, upon review and approval of the Landlord, which approval shall not be unreasonably withheld or delayed, shall act as a baseline for Tenant’s obligations hereunder. Tenant shall not be responsible for any conditions which existed on or before the date of the updated Environmental Report. The updated Environmental Report, upon its completion, shall be attached hereto as Exhibit “C” and is incorporated herein by reference.

(A) Tenant shall, at Tenant’s own expense, comply with all laws regulating the use, generation, storage, transportation, or disposal of Hazardous Substances (“Laws”).

(B) Tenant shall, at Tenant’s own expense, make all submissions to, provide all information required by, and comply with all requirements of all governmental authorities (the “Authorities”) under the Laws.

(C) Should any Authorities demand that a cleanup plan be prepared and that a clean-up be undertaken because of any deposit, spill, discharge, or other release of Hazardous Substances that occurs during the term of this Lease, at or from the Leased Space, or which arises at any time from Tenant’s use or occupancy of the Leased Space, then Tenant shall, at Tenants own expense, prepare and submit the required plans and all related bonds and other financial assurances; and Tenant shall carry out all such cleanup plans.

(D) Tenant shall promptly provide all information regarding the use, generation, storage, transportation, or disposal of Hazardous Substances that is reasonably requested by Landlord. If Tenant fails to fulfill any duty imposed under this subparagraph (iii) within a reasonable time after receipt of written notice from Landlord and an opportunity to cure, Landlord may do so; and in such case, Tenant shall cooperate with Landlord in order to prepare all documents Landlord deems necessary or appropriate to determine the applicability of the Laws to the Leased Space and Tenants use thereof, and for compliance therewith, and Tenant shall execute all documents promptly upon Landlord’s request. No such action by Landlord and no attempt made by Landlord to mitigate damages under any Law shall constitute a waiver of any of Tenant’s obligations under this Subparagraph (iii).

(E) Tenant’s obligations and liabilities under this Subparagraph (iii) shall survive for two (2) years from the expiration or termination of this Lease.

(iv) Tenant’s Indemnity.

(A) Tenant shall indemnify, defend, and hold harmless Landlord, and their respective officers, directors, beneficiaries, shareholders, partners, agents and employees from all fines, suits, procedures, claims, and actions of every kind, and all costs associated therewith (including reasonable attorneys’ and consultants’ fees) arising out of or in any way connected with any deposit, spill, discharge, or other release of Hazardous Substances that occurs during the term of this Lease, at or from the Leased Space, or which arises at any time from Tenant’s use or occupancy of the Leased Space, or from Tenant’s failure to provide all information, make all submissions, and take all steps required by all Authorities under the Laws and all other environmental laws.

(B) Landlord has an annual right, if it elects, to conduct environmental testing to ensure compliance with the environmental terms of the Lease.

(C) Tenant’s obligations and liabilities under this Subparagraph (iv) shall survive for two (2) years from the expiration or termination of this Lease.

6.	LATE PAYMENT.

If any payment required by Tenant under any of the terms hereof shall not be paid within ten (10) business days following written notice by Federal Express or certified mail that such payment was not paid on the date when due, Tenant shall, upon demand, pay a late charge to Landlord equal to the greater of (a) Fifty ($50.00) Dollars or (b) $.05 for each dollar so due and such late charge shall be deemed Additional Rent for purposes of this Lease; provided however, such late charge shall be imposed with respect to any payment not paid on the date due, after Landlord has issued two (2) such notices in any twelve (12) month period.

7.	CONSTRUCTION OF LEASED SPACE.

Landlord shall, without cost to Tenant, complete that portion of the construction and other items of work in the Leased Space described as “Landlord’s Work” (as hereinafter defined) in Exhibit “B” attached hereto, in a good and workmanlike manner.

Within thirty (30) days after the Commencement Date, Tenant shall give Landlord a written list (the “Final Punch List”) of all contended defects, if any, in Landlord’s construction work and all contended variances in Landlord’s Work from the requirements hereof. Any and all such defects and variances not set forth in the Final Punch List shall be conclusively deemed to be waived by Tenant. Landlord shall correct all items on the Final Punch List that constitute valid defects or variances within sixty (60) days after Landlord’s receipt of the Final Punch List, unless the nature of the defect or variance is such that a longer period of time is required to repair or correct the same, in which case Landlord shall exercise due diligence in correcting such defect or variance at the earliest possible date and with a minimum of interference with the operation of Tenant. Any disagreement that may arise between Landlord and Tenant with respect to whether an item on the Final Punch List constitutes a valid defect or variance shall be conclusively resolved by arbitration upon demand of either party, in accordance with the construction arbitration rules of the American Arbitration Association. By occupying the Leased Space as a Tenant, or by installing fixtures, facilities or equipment or by performing finishing work, except for installation work described in Section 2 above, Tenant shall be conclusively deemed to have accepted the same and to have acknowledged that the Leased Space is in the condition required by the Lease, except as to any defects or variances set forth in the Final Punch List.

Landlord is responsible to make the building ADA compliant with respect to any conditions that exist on or before the Commencement Date. The Tenant is responsible for the building’s ADA compliance with respect to any conditions that arise or occur after the Commencement Date.

8.	TENANT’S ALTERATIONS.

Tenant shall make no alterations, additions or improvements (“Tenant Improvements”) to the Leased Space without the consent of Landlord, except that no such consent shall be required with respect to Tenant Improvements which (A)(i) are interior improvements only, (ii) do not affect the roof or structure of the Building, or any of its operating systems or impair any improvements erected or installed by Landlord, and (iii) do not aggregate, together with all prior Tenant Improvements for which Landlord’s consent was not required within a twelve (12) month period, a cost of more than $50,000 or (B) are required to address an imminent threat to the health or safety of Tenant’s employees or otherwise address an emergency situation. If Landlord consents to such Tenant Improvements, it may impose such conditions with respect thereto as Landlord reasonably deems appropriate, including, without limitation, requiring Tenant to furnish Landlord with insurance, and copies of the plans, specification and permits necessary for such work. Tenant Improvements shall be done at Tenant’s expense. Tenant shall promptly pay Tenant’s contractors the cost of all such work as may be agreed to between Tenant and Tenant’s Contractors. All Tenant Improvements shall be done in a first class, workmanlike manner and shall comply with all insurance requirements and all applicable laws, ordinances, rules and regulations of governmental authorities having jurisdiction thereover. Landlord acknowledges that Tenant has disclosed its desire to install a mechanized racking system in the Building during the Term, and that such improvement may require the removal of sections of the Building slab floor for purpose of installing certain footings to anchor the system. Landlord agrees that it will not unreasonably withhold consent for such improvement, subject to the conditions set forth in this Paragraph 8. The Landlord shall have a structural engineer review the mechanized racking system and approve said construction at Tenant’s reasonable expense. Further, the Landlord has the option to require the Tenant, at the end of the Tenant’s Leasehold Interest, to remove the mechanized racking system and the place the Property in the condition that it was in prior to the installation of the system.

All Tenant Improvements shall become a part of the Leased Space when made and shall remain upon and be surrendered with the Leased Space at the end of the term, provided, however, if prior to the termination of this Lease by lapse of time or otherwise, Landlord so directs by written notice to Tenant, the Tenant shall promptly remove the Tenant Improvements which were placed in the Leased Space by Tenant and which are designated in said notice. Tenant shall repair any damage occasioned by such removal, and, in default thereof, Landlord may effect said removal and repairs at Tenant’s expense. Any property left in the Leased Space by Tenant shall be deemed to have been abandoned; Landlord may dispose of such property at Tenant’s expense after reasonable notice to Tenant.

9.	MECHANIC’S LIENS.

Prior to Tenant performing any construction or other work on or about the Leased Space for which a lien could be filed against the Leased Space, Tenant shall enter into a written waiver of liens agreement with the contractor who is to perform such work, and such written agreement shall be filed, in accordance with the Mechanics’ Lien Law of the state where the Building is located prior to the commencement of such work. Notwithstanding the foregoing, if any mechanics’ or other lien shall be filed against the Leased Space purporting to be for labor or material furnished or to be furnished at the request of the Tenant, then Tenant shall at its expense cause such lien to be discharged of record by payment, bond or otherwise, within ten (10) days after notice thereof. If Tenant shall fail to cause such lien to be discharged by payment, bond or otherwise within such period, Landlord may cause such lien to be discharged by payment, bond or otherwise, without investigation as to the validity thereof or as to any offsets or defenses thereto, and Tenant shall, upon demand, reimburse Landlord for all amounts paid and costs incurred, including attorneys’ fees, in having such lien discharged of record.

10.	CONDITION OF LEASED SPACE.

Tenant acknowledges and agrees that, except as expressly set forth in this Lease, there have been no representations or warranties made by or on behalf of Landlord with respect to the Leased Space or with respect to the suitability of the Leased Space for the conduct of Tenant’s business. The taking possession of the Leased Space by Tenant shall conclusively establish that the Leased Space was at such time in satisfactory condition, order and repair as required by Paragraph 2 hereof, subject to the provisions respecting the Final Punch List in Paragraph 7 hereof.

11.	BUILDING SERVICES.

Tenant shall obtain a maintenance contract, at its cost, for the HVAC systems.

Tenant shall be responsible for the annual sprinkler certification.

Landlord warrants that each and every HVAC unit in the executive office area (the “Office Area”) is new. Tenant shall secure a maintenance agreement on the HVAC systems. Landlord hereby guarantees the operation of the HVAC systems in the Premises for three (3) years and shall pay for the cost of any repair not completely covered by the maintenance agreement and shall pay the cost for the replacement of any HVAC unit. After the three (3) year period terminates, Tenant shall be solely responsible for the repair and replacement of all HVAC systems in the Building.

Landlord agrees, upon Tenant’s request and at Tenant’s cost, to pave and/or repave all rough surfaces situated on the Leased Space. Tenant shall photograph all such surfaces at the Commencement Date and, at the expiration of the Term, Tenant’s sole obligation with respect to the paved surfaces shall be to return them in the same or better condition than they were in as of the Commencement Date, using the photographs as the minimum standard.

Unless Landlord is grossly negligent or acts with willful misconduct, Landlord shall not be liable in damages or otherwise for temporary delay or failure in furnishing any services or facilities to be provided by Landlord under this Lease or any other agreement between Tenant and Landlord (or its agents) or implied by law. In no event shall such delay or failure regardless of cause, constitute an eviction, disturbance of Tenant’s use and possession of the Leased Space, render Landlord liable to Tenant, authorize abatement of rent, relieve Tenant from performance of its obligations under this Lease, or result in a termination of this Lease.

12.	ASSIGNMENT AND SUBLETTING.

Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed, assign or mortgage this Lease or any interest therein or sublet the Leased Space or any part thereof. For the purposes of this paragraph, the sale or assignment of a controlling interest in the Tenant corporation or a majority interest in the Tenant partnership as the case may be shall be deemed an assignment, but the assignment to a parent or wholly-owned subsidiary of the Tenant shall be permitted, provided that such assignee assumes the obligations of Tenant and that such assignment shall not relieve Tenant of its obligations hereunder.

13.	ACCESS TO LEASED SPACE.

Landlord, its employees and agents shall have the right to enter the Leased Space at all reasonable times for the purpose of examining or inspecting the same, showing the same to prospective purchasers or tenants, or mortgagees, and making such alterations, repairs, improvements or additions to the Leased Space as Landlord may deem necessary or desirable, subject to Tenant’s prior approval which shall not be unreasonably withheld. Except in case of emergency, any such entry shall be after reasonable notice to Tenant. If a representative of Tenant shall not be present to open and permit entry into the Leased Space at any time when such entry by Landlord is necessary or permitted hereunder, Landlord may enter by means of a master key (or forcibly in the event of any emergency) without liability to Tenant and without such entry constituting an eviction of Tenant or termination of this Lease. No locks or similar devices shall be attached to any doors or windows in the Leased Space without the prior written consent of Landlord. No door keys shall be made, other than those provided by Landlord. If more than two (2) keys for one lock are desired, Landlord will provide the same upon payment by Tenant. All keys must be returned to Landlord at the expiration or termination of the Lease.

14.	REPAIRS.

(a) Landlord shall be responsible at its expense for replacement of the roof or work necessary to maintain the integrity of the roof, the load bearing walls (other than paint and wall coverings), floors (other than carpeting, tile and similar floor coverings) and foundations of the Building, provided, however that Landlord shall not be obligated for any of such repairs until the expiration of a reasonable period of time after written notice from Tenant that such repair is needed.

In the event that Landlord fails to undertake such replacement or repairs in accordance herewith, Tenant shall have the option, at its sole discretion and upon written notice to Landlord, to undertake such repairs directly, and the cost of such repairs shall be set-off from any rent payments due to Landlord hereunder. In no event shall Landlord be obligated to repair any damage caused by any act, omission or negligence of the Tenant or its employees, agents, invitees, licensees, subtenants or contractors.

(b) Except as the Landlord is obligated for repairs as provided above, Tenant shall make, at its sole cost and expense, all repairs necessary to maintain the Leased Space, including without limitation, all plumbing, heating, ventilation, air conditioning and electric lines, pipes, fixtures and equipment not expressly to be maintained by Landlord pursuant to subparagraph (a) and shall keep the Leased Space and the fixtures therein in neat and orderly condition. Without limiting the generality of the foregoing, Tenant at its expense is specifically required to make promptly all repairs (i) to that portion of any pipes, lines, ducts, wires or conduits contained within the Leased Space; (ii) to the glass windows, plate glass doors, and any fixtures or appurtenances composed of glass; (iii) to Tenant’s sign; (iv) to any heating or air conditioning equipment installed in or servicing the Leased Space (except as provided in paragraph 11); and (v) to the Leased Space when such repairs are necessitated by any act or omission (negligent or otherwise) of Tenant or Tenant’s agents or employees, or by failure of Tenant to perform any of its obligations under this Lease. Tenant at its own expense shall enter into a maintenance contract with a reputable heating and air conditioning service company acceptable to Landlord, for the entire Term, and provide Landlord with a copy of the same. If the Tenant refuses or neglects to make such repairs, or fails to diligently prosecute the same to completion, after written notice from Landlord of the need therefor, Landlord may make such repairs at the expense of Tenant and such expense shall be collectible as Additional Rent. Any such repairs and any labor performed or materials furnished in, on or about the Leased Space shall be performed and furnished by Tenant in strict compliance with all applicable laws, regulations, ordinances and requirements of all duly constituted authorities or governmental bodies having jurisdiction over the Leased Space, the requirements of any board of underwriters having jurisdiction thereof, as well as any reasonable regulations imposed by Landlord pertaining thereto. Without limitation of the foregoing, Landlord shall have the right to approve any and all contractors and suppliers selected by Tenant to furnish materials and labor for such repairs, to the extent the value of the contract exceeds $10,000, which approval shall not be unreasonably delayed or withheld.

(c) Landlord shall not be liable by reason of any injury to or interference with Tenants business arising from the making of any repairs, alterations, additions or improvements in or to the Leased Space or to any appurtenances of equipment therein, except to the extent the injury is caused by Landlord’s gross negligence or wanton and willful misconduct, provided that Landlord’s liability shall be limited to Rent paid during the period the Tenant’s business was so interfered with that the Leased Space was unusable, Tenant waiving any right to consequential damages.

15.	TERMINATION AND EXTENSION.

Other than Tenants Options to Renew contained in paragraph 41, it is hereby mutually agreed that this Lease shall automatically terminate at the end of the Term and any renewal term or extension term unless renewed or extended in writing by the parties.

16.	SURRENDER OF LEASED SPACE.

At the end of the term of this Lease, Tenant shall surrender the Leased Space to Landlord, together with all alterations, additions and improvements thereto, in broom clean condition and in good order and repair except for ordinary wear and tear and damage for which Tenant is not obligated to make repairs under this Lease. Subject to Paragraphs 8 and 9 hereof and if Tenant is not then in material default under any of the terms hereof, Tenant shall have the right at the end of the term hereof to remove any equipment, furniture, trade fixtures or other personal property placed in the Leased Space by Tenant, provided that Tenant promptly repairs any damage to the Leased Space caused by such removal. Tenant shall repair all damage to the Leased Space caused by such removal and restore the Leased Space to the condition in which they were prior to the installation of the items so removed. Tenant shall surrender the Leased Space to Landlord at the end of the term hereof, without notice of any kind, and Tenant waives all right to any such notice as may be provided under any laws now or hereafter in effect in Pennsylvania. If Tenant shall fail to remove any of its equipment, furniture, trade fixtures or other personal property, Landlord may remove and store the same at the expense of Tenant or sell the same on behalf of Tenant at public or private sale in such manner as is commercially reasonable, with any proceeds thereof to be first applied to the costs and expenses, including attorney’s fees, of the storage and sale and the payment of any amounts owed hereunder by the Tenant.

17.	INDEMNIFICATION AND INSURANCE.

Except to the extent that such liability, claims, damages and expenses are caused by the willful misconduct or gross negligence of Landlord, its employees or agents, Tenant covenants and agrees that it shall, without notice or demand and at its own cost and expense, indemnify and save harmless Landlord against and from, and Landlord shall not be liable to Tenant for, any and all claims by or on behalf of any person arising in any manner whatsoever from, out of or in connection with:

(a) the use and occupancy of the Leased Space by Tenant, its agents, employees and invitees,

(b) any failure by Tenant to perform any of the terms or conditions of this Lease required to be performed by Tenant,

(c) any failure by Tenant to comply with any statutes, regulations, ordinances or orders of any governmental authority, or

(d) any accident, death, injury, or damage, loss or theft of property in or about the Leased Space (whether involving property belonging to Tenant or any other person) resulting from any cause whatsoever, unless such accident, death, injury, damage, loss or theft is caused by the negligence or willful misconduct of the Landlord, and from and against all costs, attorney fees, expenses and liabilities incurred in or as a result of any such claim or action or proceeding brought against Landlord by reason of any such claim. Tenant, upon notice from Landlord covenants to resist or defend such action or proceeding by legal counsel reasonably satisfactory to Landlord (which shall include counsel as may be designated by an insurance carrier assuming Landlord’s liability).

Tenant shall keep in force public liability insurance with respect to the Leased Space with companies having a Best rating of A or better and in form acceptable to the Landlord to afford protection of not less than Five Million ($5,000,000.00) Dollars with respect to personal injury or death and property damage, and naming the Landlord as an additional insured and providing thirty (30) days’ notice of cancellation. Copies of such policies shall be delivered to Landlord. Landlord shall deliver to Tenant a copy of a certificate of insurance with respect to Landlord’s insurance coverage at the Building.

18.	FIRE OR OTHER CASUALTY.

(a) If the Leased Space is partially damaged by fire or other casualty, and insurance proceeds are available to Landlord, the damages shall be repaired by and at the expense of Landlord and the rent, until such repairs shall be made, shall be apportioned from the date of such fire or other casualty according to the part of the Leased Space which is usable by Tenant. Landlord agrees to repair such damage within a reasonable period of time after receipt from Tenant of written notice of such damage, except that Tenant agrees to repair and replace its own furniture, furnishings and equipment.

(b) If the Leased Space is totally damaged or is rendered wholly untenantable by fire or other casualty or if Landlord shall decide not to restore or not to rebuild the same, or if the Building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then or in any such events Landlord shall, within thirty (30) days after such fire or other casualty, give Tenant written notice of such decision, and thereupon the term of this Lease shall expire by lapse of time upon the third day after such notice is given, and Tenant shall vacate the Leased Space and surrender the same to Landlord. Upon the termination of this Lease under the conditions hereinbefore provided Tenant’s liability for rent shall cease as of the day following the casualty.

19.	CONDEMNATION.

If the Leased Space or any material part thereof shall be condemned for public use, then and in that event, upon the vesting of title to the same for such public use, this Lease shall terminate, anything herein contained to the contrary notwithstanding, except that Tenant shall have the right to prove and collect the value of the trade fixtures installed by it, including moving expenses. In the event of such termination of this Lease, all rent paid in advance shall be apportioned as of the date of such termination. Notwithstanding the foregoing, if only a part of the Leased Space shall be so taken and the part not so taken shall be sufficient for the operation of Tenant’s business, in Tenant’s sole opinion, Tenant, shall retain the part not so taken and there shall be a proportional reduction in the rent. All compensation awarded or paid upon such a total or partial taking of the Leased Space shall belong to and be the property of the Landlord without any participation by the Tenant, provided, however, that nothing contained herein shall be construed to preclude the Tenant from prosecuting any claim directly against the condemning authority in such condemnation proceedings for loss of business, or depreciation to, damage to, or cost of removal of, or for the value of stock, trade fixtures, furniture, and other personal property belonging to the Tenant; provided, however, that no such claim shall diminish or otherwise adversely affect the Landlord’s award or the award of any mortgagee.

20.	ESTOPPEL CERTIFICATES.

At any time, and from time to time, upon the written request of Landlord or any “Mortgagee” (as defined in section 29 hereof), Tenant, within ten (10) days of the date of such written request, agrees to execute and deliver to Landlord and/or such Mortgagee, a written statement: (a) ratifying this Lease; (b) confirming the commencement and expiration dates of the terms of this Lease; (c) certifying that Tenant is in occupancy of the Leased Space, and that the Lease is in full force and effect and has not been modified, assigned, supplemented or amended except by such writings as shall be stated; (d) certifying that all conditions and agreements under this Lease to be satisfied or performed by Landlord have been satisfied and performed except as shall be stated; (e) certifying that Landlord is not in default under the Lease and there are no defenses or offsets against the enforcement of this Lease by Landlord, or stating the defaults and/or defenses claimed by Tenant; (f) reciting the amount of advance rent, if any, paid by Tenant and the date to which such rent has been paid; (g) reciting the amount of security deposited with Landlord, if any; and (h) any other information which Landlord or the Mortgagee shall reasonably require. The failure of Tenant to execute, acknowledge and deliver to Landlord and/or any Mortgagee a statement in accordance with the provisions herein within the period set forth herein shall constitute an acknowledgment by Tenant which may be relied upon by any person holding or intending to acquire any interest whatsoever in the Leased Space that this Lease has not been assigned, amended, changed or modified, is in full force and effect and that the Minimum Annual Rent, and Additional

Rent have been duly and fully paid not beyond the respective due dates immediately preceding the date of the request for such statement and shall constitute as to any persons entitled to rely on such statements a waiver of any defaults by Landlord or defenses or offsets against the enforcement of this Lease by Landlord which may exist prior to the date of the written request, and Landlord, at its option, may treat such failure as an event of default.

21.	DEFAULT.

The occurrence of any of the following shall constitute an event of default and breach of this Lease by Tenant (“Default”).

(a) The vacation or abandonment of the Leased Space by Tenant without proper security.

(b) A failure by Tenant to pay any installment of rent due hereunder or any such other sum herein required to be paid by Tenant where such failure continues for ten (10) days after written notice of such failure from Landlord to Tenant.

(c) A failure by Tenant to observe and perform any other material terms or conditions of this Lease to be observed or performed by Tenant, where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant or if such default is one that will take longer than thirty (30) days to remedy, Tenant fails to commence curing such default within thirty (30) days and/or fails diligently to pursue such cure to completion.

(d) The making by Tenant of any assignment for the benefit of creditors; an adjudication that Tenant is bankrupt, insolvent, or unable to pay its debts; the filing by or against Tenant of a petition in bankruptcy or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days after the filing thereof); the appointment of a trustee or receiver to take possession of substantially all of Tenant’s assets located in the Leased Space or of Tenant’s interest in this Lease (unless possession is restored to Tenant within thirty (30) days after such appointment); or the attachment, execution or levy against, or other judicial seizure of, substantially all of Tenant’s assets located in the Leased Space or of Tenant’s interest in this Lease (unless the same is discharged within thirty (30) days after issuance thereof).

22.	REMEDIES.

Upon the occurrence of any event of default, Landlord may take any or all of the following actions:

(a) Landlord may perform for the account of Tenant any such act, the omission of which constituted a default by Tenant and immediately recover as Additional Rent any expenditures made and the amount of any obligations incurred in connection therewith, plus interest at the Default Rate from the date the obligations are incurred by Landlord until payment therefore to Landlord, whether before or after entry of judgment and issuance of execution thereon.

(b) Landlord may accelerate all Minimum Annual Rent and Additional Rent due for the balance of the Term of this Lease and declare the same to be immediately due and payable, limited by Landlord’s legal duty to mitigate its damages, and provided that Tenant’s liability hereunder shall in any event be limited to an amount equal to five (5) years Minimum Annual Rent;

(c) In determining the amount of any future payments due Landlord relating to Operating Expenses and/or Real Estate Taxes, Landlord may make such determination based upon the most recent estimates of Operating Expenses and/or Real Estate Taxes available;

(d) Landlord, at its option, may serve notice upon Tenant that this Lease and the then unexpired term hereof shall cease and expire and become absolutely void on the date specified in such notice, to be not less than five (5) days after the date of such notice without any right on the part of the Tenant to save the forfeiture by payment of any sum due or by the performance of any term or condition broken; and, thereupon and at the expiration of the time limit in such notice, this Lease and the Term hereof, as well as the right, title and interest of the Tenant hereunder, shall wholly cease and expire and become void in the same manner and with the same force and effect (except as to Tenant’s liability) as if the date fixed in such notice were the date herein granted for expiration of the Term of this Lease. Thereupon, Tenant shall immediately quit and surrender to Landlord the Leased Space, and Landlord may enter into and repossess the Leased Space by summary proceedings, detainer, ejectment or otherwise and remove all occupants thereof and, at Landlord’s option, any property thereon without being liable to indictment, prosecution or damages therefore. No such expiration or termination of this Lease shall relieve Tenant of its liability and obligations under this Lease, whether or not the Leased Space shall be relet;

(e) Landlord may, at any time after the occurrence of any event of default, re-enter and repossess the Leased Space and any part thereof and attempt in its own name, as agent for Tenant if this Lease not be terminated, or on its own behalf if this Lease be terminated, to relet all or any part of the Leased Space for and upon such terms and to such persons and for such period or periods as Landlord, in its sole discretion, shall determine, including a term beyond the termination of this Lease; and Landlord shall not be required to accept any tenant offered by Tenant or observe any instruction given by Tenant about such reletting. For the purpose of such reletting, Landlord may decorate or make repairs, changes, alterations or additions in or to the Leased Space to the extent deemed by Landlord desirable or convenient; and any sums collected by Landlord from any new tenant obtained shall be credited against the balance of the rent due hereunder as aforesaid. Tenant shall pay to Landlord monthly, on the days when the rent would have been payable under this Lease, the amount due hereunder less the amount obtained by Landlord from such new tenant;

(f) Landlord shall have the right of injunction, in the event of a breach or threatened breach by Tenant of any of the terms and conditions hereof, to restrain the same and the right to invoke any remedy allowed by law or in equity, whether or not other remedies, indemnities or reimbursements are herein provided. The rights and remedies given to Landlord in this Lease are distinct, separate and cumulative remedies; and no one of them, whether or not exercised by Landlord, shall be deemed to be in exclusion of any of the others; or

(g) In the event of any breach by Tenant hereunder, Landlord shall have the right to change the locks on the Leased Space and exclude Tenant therefrom, and to discontinue all or part of the services and facilities provided to Tenant under this Lease or otherwise, which action shall not be deemed an eviction.

23.	CONFESSION OF JUDGMENT.

WHEN THIS LEASE SHALL BE TERMINATED BY COVENANT OR CONDITION BROKEN OR IN THE EVENT OF DEFAULT (DEFINED IN PARAGRAPH 21), EITHER DURING THE ORIGINAL TERM OR ANY RENEWALS OR EXTENSIONS THEREOF, IT SHALL BE LAWFUL FOR ANY ATTORNEY OF ANY COURT OF RECORD AS ATTORNEY FOR TENANT TO FILE AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN AMICABLE ACTION FOR JUDGMENT IN EJECTMENT AGAINST TENANT AND ALL PERSONS CLAIMING UNDER TENANT, AND A JUDGMENT FOR THE RECOVERY BY LANDLORD OF POSSESSION MAY ISSUE FORTHWITH WITHOUT ANY PRIOR WRIT OR PROCEEDINGS WHATSOEVER. LANDLORD SHALL HAVE THE RIGHT UPON ANY SUBSEQUENT DEFAULT OR TERMINATION OF THIS LEASE, OR ANY RENEWAL OR EXTENSION HEREOF, TO BRING ONE OR MORE AMICABLE ACTIONS IN EJECTMENT AS HEREINBEFORE SET FORTH TO RECOVER POSSESSION OF THE LEASED SPACE. IF IN ANY AMICABLE ACTION IN EJECTMENT LANDLORD SHALL CAUSE TO BE FILED IN SUCH ACTION AN AFFIDAVIT SETTING FORTH THE FACTS NECESSARY TO AUTHORIZE THE ENTRY OF JUDGMENT AND IF A TRUE COPY OF THIS LEASE (AND THE TRUTH OF THE COPY STATED IN SUCH AFFIDAVIT SHALL BE SUFFICIENT PROOF) BE FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY, ANY LAW, RULE OF COURT, CUSTOM OR PRACTICE TO THE CONTRARY NOTWITHSTANDING. TENANT EXPRESSLY RELEASES TO LANDLORD, AND TO ANY AND ALL ATTORNEYS WHO MAY APPEAR FOR TENANT, ALL ERRORS IN THE SAID PROCEEDINGS, AND ALL LIABILITY THEREFOR. TENANT EXPRESSLY WAIVES THE BENEFIT OF ALL LAWS, NOW OR HEREAFTER IN FORCE, EXEMPTING ANY GOODS WITHIN THE LEASED SPACE OR ELSEWHERE FROM DISTRAINT, LEVY OR SALE.

24.	WAIVER.

The failure or delay on the part of Landlord to enforce or exercise at any time any of the terms and conditions of this Lease shall in no way be construed to be a waiver thereof, nor in any way to affect the validity of this Lease or any part hereof, or the right of Landlord to thereafter enforce each and every such term or condition. No waiver by Landlord of any breach of this Lease shall be held to be a waiver of any other or subsequent breach. The receipt by Landlord of rent at a time when the rent is in default under this Lease shall not be construed as a waiver of such default. The receipt by Landlord of a lesser amount than the rent due shall not be construed to be other than a payment on account of the rent then due, nor shall any statement on Tenant’s check or any letter accompanying Tenant’s check to be deemed an accord and satisfaction, and Landlord may accept such payment without prejudice to Landlord’s right to recover the balance of the rent due or to pursue any other remedies provided in this Lease. No act or thing done by this Lease shall be deemed an acceptance or a surrender of the Leased Space, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

25.	QUIET ENJOYMENT.

If and so long as Tenant pays the rent reserved hereunder and observes and performs all the terms and conditions on Tenant’s part to be observed and performed hereunder, Tenant shall and may peaceably and quietly have, hold and enjoy the Leased Space for the entire Term hereof, subject to all of the provisions of this Lease.

26.	FORCE MAJEURE.

Time periods for performance by either party of its obligations (including without limitation Landlord’s construction obligations) under any of the terms of this Lease shall be extended for periods of time during which such performance is prevented due to circumstances beyond the party’s control, including without limitation, strikes, embargoes, governmental regulations, acts of God, war or other strife.

27.	SUCCESSORS.

The respective rights and obligations provided in this Lease shall bind and shall inure to the parties hereto, and their successors and permitted assigns.

28.	LANDLORD’S LIABILITY.

Landlord’s responsibility under this Lease shall be limited to its interest in the Leased Space. Landlord shall not be personally liable hereunder. Tenant agrees to look solely to Landlord’s interest in the Leased Space for the collection of any judgment, and, in entering any such judgment, the person entering the same shall request the prothonotary to mark the judgment index accordingly.

If the Leased Space is transferred or conveyed, Landlord shall be relieved of all covenants and obligations under this Lease thereafter, provided that notice of said transfer or conveyance is given to Tenant by Landlord.

29.	SUBORDINATION.

Tenant agrees: (a) that, except as hereinafter provided, this Lease is, and all of Tenant’s rights hereunder are and shall always be, subject and subordinate to any mortgage, leases of Landlord’s property (in sale-leaseback) pursuant to which Landlord has or shall retain the right of possession of the Leased Space or security instruments (collectively called “Mortgage”) that now exist, or may hereafter be placed upon the Leased Space, or any part thereof and all advances made or to be made thereunder and extensions thereof; and (b) that if the holder of any such Mortgage (“Mortgagee”) or if the purchaser at any foreclosure sale or at any sale under a power of sale contained in any Mortgage shall at its sole option so request, Tenant will attorn to, and recognize such Mortgagee or purchaser, as the case may be, as Landlord under this Lease for the balance then remaining of the term of this Lease, subject to all terms of this Lease; and (c) that the aforesaid provisions shall be self-operative and no further instrument or document shall be necessary unless required by any such Mortgagee or purchaser. Notwithstanding anything to the contrary set forth above, any Mortgagee may at any time subordinate its Mortgage to this Lease, without Tenant’s consent, by execution of a written document subordinating such Mortgage to this Lease to the extent set forth therein, and thereupon this Lease shall be deemed prior to such Mortgage to the extent set forth in such written document without regard to their respective dates of execution, delivery and/or recording and in that event, to the extent set forth in such written document such Mortgagee shall have the same rights with respect to this Lease as though this Lease had been executed and a memorandum thereof recorded prior to the execution, delivery and recording of the Mortgage as though this Lease had been assigned to such Mortgagee. Should Landlord or any Mortgagee or purchaser desire confirmation of either such subordination or such attornment, as the case may be, Tenant upon written request, and from time to time, will execute and deliver without charge and in form satisfactory to Landlord, to the Mortgagee or the purchaser all instruments and/or documents that may be required to acknowledge such subordination and/or agreement to attorn, in recordable form within a reasonable time period following a request therefore from Landlord. In the event Tenant fails to execute and deliver the instruments and documents as provided for herein within a reasonable time period, Tenant does hereby make, constitute and appoint Landlord or such Mortgagee or purchaser, as the case may be, as Tenant’s attorney-in-fact and in its name, place and stead to do so. The aforesaid power of attorney is given as security coupled with an interest and is irrevocable. Tenant shall agree to any reasonable changes to this Lease as may be required by a Mortgagee, which changes do not materially alter the non-economic terms, or alter in any way the economic terms, of this Lease. Landlord agrees to use its reasonable efforts to obtain a Non-Disturbance Agreement from the existing Mortgagee, and a Subordination, Non-Disturbance and Attornment Agreement from any future mortgagee (including the existing mortgagee in the event the Premises are refinanced with the existing mortgagee) in form reasonably acceptable to Tenant.

30.	[INTENTIONALLY OMITTED]
31.	GOVERNING LAW AND VENUE.

This Lease shall be governed by and construed in accordance with the laws of Pennsylvania, regardless if one of the parties is from another state. If a dispute arises hereunder, the sole venue for its adjudication shall be the Court of Common Pleas of Philadelphia County.

32.	SEVERABILITY.

If any provisions of this Lease shall prove to be invalid, void or illegal, it shall in no way affect any other provision hereof and the remaining provisions shall nevertheless remain in full force and effect.

33.	HOLDING OVER.

If Tenant shall, with the consent of Landlord, hold over after the expiration of the term hereof, such tenancy shall be deemed a month-to-month tenancy, which tenancy may be terminated as provided by applicable state law. During such tenancy, Tenant agrees to pay to Landlord the fair rental value for the Leased Space, as reasonably determined by Landlord, and to be bound by all the terms and conditions herein. If Landlord shall not give consent to such hold over the tenant, such tenancy may be terminated as above provided, and until Tenant has vacated the Leased Space, it agrees to pay to Landlord Rent at a monthly rental double the rate payable by Tenant at the expiration of the Term of this Lease.

34.	NOTICES.

All notices and statements required or permitted under this Lease shall be in writing, delivered in person or sent by United States Registered or Certified Mail, postage prepaid, or by Federal Express or other recognized overnight courier service, or by hand delivery, addressed as follows:

As to Tenant:	Hadco Metal Trading Co., LLC 104-20 Merrick Blvd. Jamaica, NY 11433

With a Copy To;	Gadi G. Hill, Esq. Klein & Hill 521 Fifth Avenue, 24th Fl New York, NY 10175

As to Landlord:	Charter Road Realty, LLC c/o Skip Thackray, Managing Member #49 Moredon Road Huntingdon Valley, PA 19006

Either party may at any time, in the manner set forth for giving notices to the other, designate a different address to which notices to it shall be sent.

35.	BROKERS.

(a) Landlord and Tenant each represent to the other that the only broker who has participated in the negotiation and procurement of this Lease is Roddy Inc. Roddy Inc. will be paid a commission by Landlord as provided herein. Landlord and Tenant covenant and represent to each other that except as set forth above, no party is entitled to be paid a fee or commission in connection with the transaction contemplated by this Lease, and neither Landlord nor Tenant has had any dealings or agreements with any other individual or entity requiring the payment of such a fee or commission. If any individual or entity shall assert a claim to a finder’s fee, or commission, or other similar fee against either Landlord or Tenant on account of any alleged employment, arrangement or contract as a broker or a finder, then the party who is alleged to have retained such individual or entity shall and does hereby agree to indemnify and hold harmless the other party from and against any such claim and all costs, expenses, liabilities and damages incurred in connection with such claim or any action or proceeding brought thereon. Notwithstanding any other provision of this Lease to the contrary, the indemnity and hold harmless provisions contained in this Paragraph shall survive the execution of this Lease and if this Lease is terminated, the termination of this lease.

(b) In the event Tenant or anyone acting on Tenant’s behalf or on behalf of any member of any firm, corporation, partnership, or other entity affiliated with Tenant hereunder, shall purchase Premises for which a rental commission is due to Roddy Inc., Landlord agrees to pay to Roddy Inc. a commission equal to six (6%) percent of the gross sale price as the time of closing.

In consideration of the services of Roddy Inc. in procuring the tenancy created under this Lease, or any renewal or extension of said tenancy provided for in this Lease, Landlord hereby agrees to pay Roddy Inc. within five (5) business days of receipt of Landlord’s rent in cleared funds a leasing commission in an amount equal to six (6%) percent of the rent during all periods of Tenant’s occupancy established under this Lease.

Roddy, Inc. believes that it should be entitled to a commission for any rentals in any new Lease created after this Lease’s Initial Term and two (2) renewal periods (which possibly lasts a period of twenty years). It is the position of Landlord that Roddy, Inc. is entitled only on a commission for this Lease and not any new Lease. The Landlord and Roddy, Inc. are entitled to arbitrate this issue if it actually exists in twenty years and utilize the correspondence that was exchanged by each prior to the execution of this Lease. Should this Lease be terminated and if Landlord should receive a termination fee as a result of said termination which is paid in lieu of rent, Roddy, Inc. shall be entitled to a six (6%) percent commission on the termination fee. Roddy, Inc. shall not be liable to Landlord for Tenant’s breach of this Lease, except if that breach was induced by Roddy, Inc.

Any assignment of this Lease shall be binding upon Assignee as to the agency of Roddy Inc. in the like manner as Landlord is now bound.

36.	SIGNS.

Tenant shall not, without the prior written consent of Landlord, which consent will not be unreasonably withheld or delayed, paint, place or erect any sign on the exterior doors or walls of the Leased Space.

37.	SECURITY DEPOSIT.

Upon the execution of this Lease, Tenant agrees to deposit with Landlord, in addition to the first month’s Rent, the additional sum of Seventy-four Thousand Four Hundred Fifty-Seven Dollars and Eighteen Cents ($74,457.18) to be held by Landlord in a segregated escrow account as security for the faithful performance of all the terms and conditions of this Lease (“Security Deposit”).

Should the Tenant breach any of the terms and conditions of this Lease, Landlord shall have the right, at any time and from time to time, to apply the Security Deposit or any part thereof, for the purpose of curing any such default or for the purpose of reimbursing Landlord for any damage or costs occasioned by such default, but the right of Landlord to apply the Security Deposit shall not affect any other remedies available to Landlord under this Lease or under applicable law. If the Security Deposit, or any part thereof, is so applied by Landlord, Tenant shall, within ten (10) days after demand, deposit additional funds with Landlord to restore the Security Deposit, and failure to do so shall constitute a default under this Lease.

If the Tenant shall have faithfully complied with all the terms and conditions of this Lease, the Security Deposit (with interest) shall be refunded to Tenant within thirty (30) days after the expiration or sooner termination of this Lease; provided, however, that Tenant first shall have vacated the Leased Space and surrendered possession thereof to the Landlord by delivery of keys, in accordance with the Lease provisions and shall have returned the Leased Space to Landlord in good order and repair.

If Landlord shall assign or otherwise transfer its interest in this Lease, Landlord shall transfer the Security Deposit to the assignee or other transferee of such interest (with like right of transfer to any subsequent assignee or other transferee) and upon such transfer, Landlord shall be released and relieved from all liability and/or responsibility with respect to this Security Deposit and/or the return or application thereof.

38.	USE OF INFORMATION IN ADVERTISING.

Landlord and any agent employed by Landlord shall be permitted to utilize the name of Tenant and any occupant or user of the Leased Space, and other general information about the Tenant and such occupant or user, and the terms of this Lease, in advertising and promotional material utilized by them.

39.	CAPTIONS.

The title to paragraphs of this Lease are for convenience of reference only, and are not to be construed as defining, limited or modifying the scope or intent of any of the terms and conditions of this Lease.

40.	ENTIRE AGREEMENT.

This Lease contains all covenants and agreements between Landlord and Tenant relating in any manner to the rental, use and occupancy of the Leased Space and Tenant’s use of the Leased Space and other matters set forth in this Lease. No prior agreement or understanding pertaining to the same shall be valid or of any force or effect and the terms, covenants and conditions of this Lease shall not be altered, modified or added to except in writing signed by Landlord and Tenant.

41.	OPTIONS TO RENEW.

(a) Provided Tenant is not then in material default under any of the terms, covenants and conditions of this Lease, prior to the end of the initial Term hereof, Tenant shall have the right and privilege at its election to renew the term of this Lease for two (2) further periods of five (5) years each to commence upon expiration of the original Term, by giving Landlord written notice of its election to renew at least one hundred eighty (180) days prior to the expiration of the original Term and the First Option Term, it being agreed that time is of the essence. Such renewal shall be on the same terms and conditions as herein provided for the original Term, except for this option to renew (which is limited to two (2) further periods of five (5) years (10 years total)), which shall be eliminated, and further except for Minimum Annual Rent payable, which shall be subject to increase each year as set forth in subparagraph (b) below.

(b) During the renewal term, beginning with the first day thereof, the Minimum Annual Rent shall be increased by an amount equal to the percentage change in the Consumer Price Index as measured from the Base Index to the current Comparison Index, multiplied by the Minimum Annual Rent in effect prior to such first day of the renewal term, one twelfth of which increase shall be paid monthly. For the purposes of this subparagraph (b):

(i) The Consumer Price Index shall mean the “Consumer Price Index (Base Period 2005-2006 = 100) (all times for urban consumers for Philadelphia, Pennsylvania),” published by the Bureau of Labor Statistics of the United States Department of Labor; provided that if such Consumer Price Index is no longer published at regular periods, then any similar report released by any other bureau, department or agency of the United States Government at regular periods, for substantially similar purposes, shall be used;

(ii) The Base Index shall mean the most recent Consumer Price Index figure published prior to the Commencement Date; and

(iii) The Comparison Index shall mean the most recent Consumer Price Index figure published prior to the commencement date of the renewal term.

Notwithstanding anything to the contrary above, the annual CPI increases shall not exceed 3% per annum, and (i) the Minimum Annual Rent for the first renewal term shall be capped at 130% of the Minimum Annual Rent for the original Term and (ii) the Minimum Annual Rent for the second renewal term shall be capped at 115% of the Minimum Annual Rent for the first renewal term. The Minimum Annual Rent during each five-year Option Term shall be fixed at the rent established on the commencement date of each renewal term.

42.	COUNTERPART.

This Lease may be executed in several counterparts, which together shall constitute a single agreement. This Lease may also be executed by the parties by facsimile transmission of executed and signed copies, which when fully executed by all parties in facsimile form shall be deemed fully executed, binding and enforceable as if in the original.

(i) The Consumer Price Index shall mean the “Consumer Price Index (Base Period 2005-2006 = 100) (all times for urban consumers for Philadelphia, Pennsylvania),” published by the Bureau of Labor Statistics of the United States Department of Labor; provided that if such Consumer Price Index is no longer published at regular periods, then any similar report released by any other bureau, department or agency of the United States Government at regular periods, for substantially similar purposes, shall be used;

(ii) The Base Index shall mean the most recent Consumer Price Index figure published prior to the Commencement Date; and

(iii) The Comparison Index shall mean the most recent Consumer Price Index figure published prior to the commencement date of the renewal term.

Notwithstanding anything to the contrary above, the annual CPI increases shall not exceed 3% per annum, and (i) the Minimum Annual Rent for the first renewal term shall be capped at 130% of the Minimum Annual Rent for the original Term and (ii) the Minimum Annual Rent for the second renewal term shall be capped at 115% of the Minimum Annual Rent for the first renewal term. The Minimum Annual Rent during each five-year Option Term shall be fixed at the rent established on the commencement date of each renewal term.

42.	COUNTERPART.

This Lease may be executed in several counterparts, which together shall constitute a single agreement. This Lease may also be executed by the parties by facsimile transmission of executed and signed copies, which when fully executed by all parties in facsimile form shall be deemed fully executed, binding and enforceable as if in the original.

IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed the day and year first above written, intending to be legally bound hereby.

LANDLORD: CHARTER ROAD REALTY, LLC
By:	/s/ Walter J. Thackray
Name:
Title:

TENANT: HADCO METAL TRADING CO., LLC
By:
Name:
Title:

IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed the day and year first above written, intending to be legally bound hereby.

LANDLORD: CHARTER ROAD REALTY, LLC
By:
Name:
Title:

TENANT: HADCO METAL TRADING CO., LLC
By:	/s/ Gilad Fishman
Name:	Gilad Fishman
Title:	CEO

SCHEDULE OF EXHIBITS

Exhibit A	-	Plan depicting Leased Space (not yet provided)
Exhibit B	-	Landlord’s Work
Exhibit C	-	Updated Environmental Report

EXHlBIT “B”

DESCRIPTION OF IMPROVEMENTS

1.	Prepare office floor for carpet and provide an allowance of $20 per square yard for carpet, cove base and installation.
2.	Remove from all warehouse/plant walls and columns any wiring, extraneous piping and electric boxes that are not in use.
3.	Finish painting the warehouse/plant walls; however extend the white paint to the underside of ceiling deck and paint all columns yellow.
4.	Place all drive-in doors, tailgate doors and man doors in good operating order including the electric motors that drive same.
5.	Place all cranes in good operating order and have same OSHA certified. Paint all cranes yellow. Provide Lessee with the right at its sole cost and expense to move one of the cranes to the center bay.
6.	Place all lighting including bulbs in good operating order and replace any of the yellow bulbs with white bulbs.
7.	Thoroughly clean the offices and plant/warehouse area upon completing all work.
8.	Complete the installation of two (2) air compressors (horsepower to be specified); one at the North end and one at the South end.
9.	Place all mechanical systems in good operating order.
10.	Place roof in water tight good condition.
11.	Although Lessee is not requesting any work be completed in the yard area, please advise if Lessor plans to do any work.
12.	Landlord shall erect a 7’ Cyclone Fence on the unfenced property boundary.

[KEATING Environmental Management, Inc. LOGO]

123 JOHN ROBERT THOMAS DRIVE, EXTON, PENNSYLVANIA 19341
TEL. (610) 594-2600 FAX (610) 594-6100

                      PHASE I ENVIRONMENTAL SITE ASSESSMENT

                                2811 CHARTER ROAD
                              CITY OF PHILADELPHIA,
                        PHILADELPHIA COUNTY, PENNSYLVANIA

                                  FILE NO. 6850

                                 SEPTEMBER 2007

                                  PREPARED FOR:

                          HADCO METAL TRADING CO., LLC
                            104-20 MERRICK BOULEVARD
                                JAMAICA, NY 11433

[KEATING Environmental Management, Inc. LOGO]

123 JOHN ROBERT THOMAS DRIVE, EXTON, PENNSYLVANIA 19341
TEL. (610) 594-2600 FAX (610) 594-6100

                      PHASE I ENVIRONMENTAL SITE ASSESSMENT

                                2811 CHARTER ROAD
                              CITY OF PHILADELPHIA,
                        PHILADELPHIA COUNTY, PENNSYLVANIA

                                  FILE NO. 6850

                                 SEPTEMBER 2007

                                  PREPARED FOR:

                          HADCO METAL TRADING CO., LLC
                            104-20 MERRICK BOULEVARD
                                JAMAICA, NY 11433

PREPARED BY:                            REVIEWED BY:

/s/ Paul M. Davis                       /s/ Chris Orzechowski, P.G.
-------------------------------------   ----------------------------------------
Paul M. Davis                           Chris Orzechowski, P.G.
Senior Environmental Specialist         Project Director

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SECTION                                                                     PAGE
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                          TABLE OF CONTENTS (CONTINUED)

SECTION                                                                     PAGE
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                                     TABLES

1     Summary of ASTM-Specified State and Federal Environmental Regulatory
      Databases and Search Radii

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                          TABLE OF CONTENTS (CONTINUED)

                                     FIGURES

1     Site Location Map
2     Site Plan

                                   APPENDICES

A     Aerial Photographs
B     Sanborn Fire Insurance Maps
C     e.F.A.C.T.S Database Information
D     EDR Radius Map Report
E     Site Photographs

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                                1.0 INTRODUCTION

In accordance with our Agreement, Keating Environmental Management, Inc.
(Keating Environmental) has performed a Phase I Environmental Site Assessment of the property located at 2811 Charter Road, in the City of Philadelphia,
Philadelphia County, Pennsylvania (site). A site location map is provided as
Figure 1.

The purpose of this Phase I Environmental Site Assessment was to identify, to the extent feasible and pursuant to the American Society for Testing and
Materials (ASTM) standard practice (E 1527-05), recognized environmental conditions in connection with the site. This Phase I Environmental Site
Assessment included the following:

o    a site reconnaissance;

o    a review of reasonably obtainable site history documentation back to the first developed use, or back to 1940, whichever is earlier;

o    an in-person review of the files maintained by the City of Philadelphia
     Department of Licenses and Inspections;

o    an interview with the reported most knowledgeable individual relative to historic site use, in this case the realtor of the site, Mr. Francis T.
     Roddy (Roddy, Inc.);

o    a review of a commercial state and federal regulatory agency database to identify recognized environmental conditions at or near the site; and

o    the preparation of this report containing an opinion regarding recognized environmental conditions at the site.

This report details information obtained during the investigation through 19
September 2007. If applicable, pertinent information made available after this date, which would change the conclusions and recommendations of this report, will be forwarded upon receipt.

It is noted that, in accordance with E 1527-05 protocol, no subsurface explorations, matrix sampling, or evaluation of suspected wetlands regulatory compliance, cultural and historical resources, industrial hygiene, health and safety, ecological resources or endangered species were conducted as part of this Phase I Environmental Site Assessment. In addition, no chemical analyses for suspected asbestos containing materials, lead-based paint, radon gas, lead in drinking water, microbial growth or indoor air quality were performed as part of this assessment.

Pursuant to E 1527-05, any significant data gaps that affected Keating
Environmental's ability to identify recognized environmental conditions are discussed in Section 8.0.

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                                 2.0 BACKGROUND

The following paragraphs describe the physical layout of the site and vicinity.

2.1  SITE DESCRIPTION

The site is located at 2811 Charter Road, in the City of Philadelphia,
Philadelphia County, Pennsylvania. The site is further identified on the City of
Philadelphia Tax Map as Plate 155-N-04, Lot 20. The site is approximately 9.84 acres in size and is improved with an approximate 81,225 square foot (sf), one-story light industrial building that is divided between office space
(approximately 8,600 sf) and warehouse space (approximately 72,640 sf). The building is constructed of precast concrete panel on perimeter steel frame with eight-foot high translucent corrugated plastic panel at the roofline. The floor is reinforced concrete slab. The warehouse area is equipped with four cranes and the loading docks feature mechanical levelers. A rail spur is located along the northeastern side of the property, reportedly serviced by Conrail, but appeared to not be in use during the site reconnaissance (overgrown with vegetation).

The site building is currently leased to Thackray Crane Rental, Inc., who utilizes the building for warehouse and storage. The storage includes crane equipment and parts as well as items that their clients need crane-lifted atop structures. These temporary storage items include large air conditioning units, machinery, and building supplies. Also located inside the warehouse are former metal cutting, stamping, and rolling machines that were previously used at the site. The office area is vacant and floor tile was observed to have been removed, Most recently, L&M Warehousing utilized the site as a warehouse and distribution center for Pepsi-Cola and other Pepsi-brand beverages in the summer of 2006. Historically, the site has been utilized as a steel fabrication and distribution center since the time of construction in 1969 until 2003, and has remained vacant until it was occupied by L&M Warehousing in June 2006. The site has been historically utilized by Alcan Aluminum Corporation, Integris Metals, and Vincent Metal Goods. Reportedly, light cutting of steel was historically performed at the site. Prior to construction of the site building, the site was utilized as cropland and as a residential development.

For the office area, heating and air conditioning is provided by two Carrier rooftop package units. Both units were manufactured in 1998. Heat for the plant/warehouse area is provided by one Johnson Heater Corp. natural gas fired air rotation system unit. Also, twenty natural gas fired radiant unit heaters are present in the warehouse area, but are reportedly not in use. No cooling is provided to the warehouse. A facility owned 750 KVA pad-mounted electrical transformer is located between the office area and the warehouse area on the southern side.

PECO Energy provides electric service to the site and the Philadelphia Gas Works
(PGW) provides natural gas service to the site. The building is connected to the public water and sewer services provided by the City of Philadelphia. A site plan has been furnished as Figure 2.

The adjoining property use includes light industrial buildings (IP Innovation -
Printing & Communication) to the north, with Caroline Road beyond; undeveloped woodland to the northeast; Norcom road to the east, with undeveloped land beyond; the intersection of Norcom

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and Charter Roads to the south, with the Northeast Philadelphia Airport beyond;
and Charter Road to the west, with a vacant Tyco Corporation building beyond.

2.2  TOPOGRAPHY AND DRAINAGE

Interpretation of the U.S. Geological Survey (USGS) topographic quadrangle map of the area (see Figure 1 - Frankford, PA - NJ, dated 1967 and photorevised
1983), the site is located in a regional area of topography that generally slopes to the southeast.

Based upon the review of the regional topography, Keating Environmental infers that local shallow groundwater flow is generally towards the Delaware River, located to the southeast of the site. However, it is noted that localized flow directions in the vicinity of the site may vary. No recent subsurface explorations have been conducted as part of this evaluation to confirm the actual groundwater flow direction at the site. It is noted that previous groundwater investigation activities confirmed a local southeasterly groundwater flow direction for shallow groundwater.

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                                3.0 SITE HISTORY

The following paragraphs describe the history of site use

3.1  HISTORICAL AERIAL PHOTOGRAPHS

Keating Environmental reviewed seven historical aerial photographs for the site area dated 1938, 1942, 1953, 1965, 1973, 1986, and 1995 from Environmental Data
Resources (EDR), located in Milford, Connecticut. Due to the small scale of the photographs, it was difficult to observe fine details related to the site.
Copies of the aerial photographs are provided in Appendix A.

The 1938 photograph depicted the site as agricultural (cropland). Surrounding properties included cropland to the north, east, south and west, with undeveloped woodland to the northwest. It is noted that Norcom and Charter Roads were not present in the photograph.

The 1942 photograph depicted conditions similar to those in the 1938 photograph at the site and surrounding properties.

The 1953 photograph depicted an apparent residential development at the site and the surrounding properties to the north, east, south and west. The undeveloped woodland to the northwest of the site was still depicted in the photograph.

The 1965 photograph depicted conditions similar to those in the 1953 photograph at the site and surrounding properties, with the exception that the residential dwellings were no longer present. However, the roads for the former development and Norcom and Charter Roads were depicted.

The 1973 photograph depicted the site in its present-day configuration, with an apparent industrial building on the southeast portion of the site and a railroad siding on the northeast portion of the site. Surrounding properties included apparent industrial facilities to the north; Norcom Road, with apparent undeveloped land beyond to the east; the intersection of Norcom and Charter
Roads, with the Northeast Philadelphia Airport beyond to the south; and Charter
Road, with an apparent industrial facility beyond to the west.

The 1986 and 1995 photographs depicted conditions similar to those in the 1973 photograph at the site and surrounding properties.

The potential historical use of the site and surrounding properties to the north, south, and west as manufacturing/industrial facilities, along with the historic presence of a railroad siding on the northeast portion of the site are considered to be potential recognized environmental conditions.

3.2  SANBORN MAPS

Keating Environmental retained EDR of Milford, Connecticut to conduct a search for historical Sanborn maps, which typically show past land uses and owners. Two
Sanborn maps dated 1979 and 1989 were available for the site and surrounding area. A copy of the Sanborn Map Report is

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included as Appendix B. Due to the condition of the maps, fine details could not be identified.

The 1979 map identified a warehouse and office building at the site in its present day location. The site was identified as the "Metal Goods Service
Centers - Division of Alcan Aluminum Corporation". Surrounding the site was the
"Film Corporation of America - Subsidiaries and Affiliates", with Caroline Road beyond to the north; Norcom Road to the east; the intersection of Norcom and
Charter Roads to the south; and Charter Road to the west. The properties to the east and south, beyond Norcom Road, and to the west, beyond Charter Road, were not identified.

The 1989 map identified conditions similar to those in the 1979 map at the site and surrounding properties.

The historic use of the property to the north as a manufacturing/industrial facility is considered to be a potential recognized environmental condition.

3.3  ALL APPROPRIATE INQUIRY INFORMATION

In accordance with Section 6.0 "User's Responsibilities" of ASTM's Standard
Practice E 1527-05, the current owner of the site and/or the individual who commissioned the performance of this Phase I Environmental Site Assessment was asked to respond to the series of questions listed below(1). As indicated by
ASTM, the items listed below are generally not performed by environmental professionals performing the Phase I Environmental Site Assessment. These items are performed by the "user" to assist in identifying recognized environmental conditions. The series of questions that were asked and the responses that were provided by the site's representative, Mr. Francis T. Roddy (Realtor), are provided below:

1.   Is the organization/person aware of any environmental cleanup liens against the property/site that are filed or recorded under federal, tribal, state or local law? NO.

2.   Is the organization/person aware of any Activity and Use Limitations, such as engineering controls, land use restrictions or institutional controls that are in place at the site and/or have been filed or recorded in a registry under federal, tribal, state or local law? NO.

3.   Does the organization/person have any specialized knowledge or experience related to the property or nearby properties? For example, is the organization/person involved in the same line of business as the current or former occupants of the property or an adjoining property so that they would have specialized knowledge of the chemicals and processes used by this type of business? NO.

4.   Does the purchase price being paid for this property reasonably reflect the fair market value of the property? If there is a difference, has it been considered whether the lower purchase price is because contamination is known or believed to be present at the property? THE SITE REFLECTS THE FAIR
     MARKET VALUE.

----------
(1)  From "User Questionnaire" contained in ASTM Standard Practice E 1527-05.
     Per ASTM, the user must provide the above information, if available, to the environmental professional as part of the Phase I Environmental Site
     Assessment.

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5.   Is the organization/person aware of known or reasonably ascertainable information about the property that would help Keating Environmental identify conditions indicative of releases or threatened releases? For example, does the organization/person know of past uses of the property, environmental cleanups that have taken place at the property, chemicals that are currently or were used at the property, spills or releases that have occurred? NO.

6.   Does the organization/person have knowledge and experiences related to the property, and are there any obvious indicators that point to the presence or likely presence of contamination at the property? NO.

7.   Is a Title Report being provided to Keating Environmental Management? A
     CHAIN-OF-TITLE SEARCH WAS NOT PROVIDED BY THE CLIENT FOR INCLUSION IN THIS
     REPORT.

3.4  LOCAL BUILDING DEPARTMENT/ZONING LAND USE RECORDS

The site and surrounding properties are currently zoned as L-2 (Limited
Industrial).

3.5  PREVIOUS ENVIRONMENTAL ASSESSMENT REPORTS AND STUDIES

The following previous environmental studies were made known to Keating
Environmental as part of this Phase I Environmental Site Assessment, and were provided by the client for our review:

PHASE I ENVIRONMENTAL ASSESSMENT REPORT FOR VINCENT METAL GOODS (VMG), LOCATED
AT 2811 CHARTER ROAD IN THE CITY OF PHILADELPHIA, PENNSYLVANIA, AND PREPARED BY
ENVIRONMENTAL RESOURCES MANAGEMENT (ERM), DATED 26 NOVEMBER 2001

The ERM report provided the following conclusions and recommendations with regard to recognized areas of environmental concern at the site:

o    Trichloroethene (TCE) was used to remove dirt and oil from rollers on a leveler that operated at the site in the late 1980's and early 1990's.
     Facility personnel reported that the TCE was used in limited quantities, and that no spills of TCE occurred outside of the building, although minor spills to the building floor may have occurred. The TCE was reportedly consumed in use, and no liquid waste stream was generated.

o    Oil staining was observed on the concrete pad beneath the transformer on the site. Fluid in the transformer currently has 25 parts per million (ppm)
     of PCBs, and historically had a higher concentration. Soil staining was noted in the area of the transformer during a 1995 Phase I. The potential exists for soil impacts with PCBs in the area of the transformer.

o    Floor drains are located at the ends of the warehouse where trucks access the building. The discharge point for the drains is not known, although the local storm sewer system is suspected based on the layout of the drains. No evidence of chemical discharges to the

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     drains was observed. ERM recommends that the discharge point for the floor drains be determined.

o    The facility has not conducted an asbestos survey. Presumed asbestos-containing materials (PACMs) were observed at the subject property in the form of pipe insulation and floor tile. In accordance with the OSHA regulations, all floor tiles and thermal system insulation at the facility are considered PACM, unless sampling data indicates otherwise. ERM recommends that the facility conduct a comprehensive asbestos survey of the facility. The results of the survey can be used to guide future facility actions. If ACMs are identified, the facility may choose to abate or manage the ACM (i.e., labeling, employee and contractor training, etc.).

o    VMG appears to be a large quantity generator of residual waste (generates over 2,200 pounds of residual waste per month). Residual wastes include municipal-like waste consisting of general plant refuse, cardboard, packing material, oil dry from oil spill cleanups, paper scrap, and office and lunchroom trash; and waste oil. VMG has not completed the required Form 26
     Rs (Chemical Analysis of Residual Waste) or Form 25 R (Source Reduction
     Strategy) for the residual wastes. In addition, VMG has not completed and submitted the required Biennial Reports of residual waste generation. ERM recommends that VMG confirm the monthly generation rate for residual waste and complete and submit the required forms, as appropriate.

o    There is no apparent formal arrangement for addressing environmental issues at the facility, and facility personnel do not have formal training or experience with environmental regulation. Although environmental requirements applicable to the facility are limited, ERM recommends that facility personnel responsible for handling environmental affairs receive general training on environmental regulations that may be applicable to the operation, and that a written protocol for handling environmental issues be prepared for the site.

PHASE I ENVIRONMENTAL ASSESSMENT REPORT FOR 2811 CHARTER ROAD, IN THE CITY OF
PHILADELPHIA, PHILADELPHIA COUNTY, PENNSYLVANIA, PREPARED BY KEATING
ENVIRONMENTAL MANAGEMENT, INC., DATED DECEMBER 2003

The following relevant findings were reported in the Phase I ESA performed by
Keating Environmental:

o    The site building has been utilized as a steel fabrication and distribution center since the time of construction in 1969. Reportedly, light steel cutting was performed at the site, and a 2001 Phase I Environmental
     Assessment for the site, performed by ERM, documents the use of chlorinated solvents at the site; therefore the potential exits for site soils/groundwater to be adversely impacted by the historical site operations. It is Keating Environmental's recommendation that a subsurface investigation be performed to confirm the absence of contamination.

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o    The historic use of the eastern portion of the site as a rail spur is an area of environmental concern. Although no evidence of surface staining or stressed vegetation was observed at the site, the potential exits for site soils to have been impacted by the historical use of the rail spur. As such, it is recommended that surface soil sampling be performed to confirm the absence of contamination.

o    One pad-mounted, fluid-filled transformer was observed at the site. Minor staining was observed on and around this transformer at the time of the site reconnaissance. The PCB content of this transformer is unknown;
     however, the 2001 ERM report eluded to the unit containing a PCB dielectric fluid. The transformer is reportedly owned by the facility. It is Keating
     Environmental's recommendation that the transformer dielectric fluid be tested for PCBs. Furthermore, it is recommended that a soil investigation be performed proximate to the transformer to confirm the absence of contamination.

o    Numerous facilities identified within the E 1527-00 specified search radii are located either upgradient or in close proximity to the site based upon the inferred regional groundwater flow direction. According to the commercial database, these regulated facilities generate hazardous waste, house underground storage tanks or had leaking underground storage tanks.
     Based upon the location of these facilities, the possibility exists that the site soils and/or groundwater may have been adversely impacted by a release from one of these facilities. However, no evidence currently exists to suggest that site soils and groundwater have been impacted by off-site regulated sources; therefore, no further investigation is recommended at this time.

o    Fluorescent light ballasts were present at the site. These ballasts contain capacitors filled with a dielectric fluid that may contain PCBs. Such ballasts do not pose an environmental risk unless they begin to leak or are involved in a fire, in which case PCBs could be released into the environment. It is recommended that all ballasts be inspected to determine if they contain PCBs. All PCB containing light ballasts should be replaced and properly disposed of in accordance with current environmental regulations.

o    Fluorescent light bulbs were present at the site. These light bulbs may contain small amounts of mercury, lead, and cadmium. The disposal of fluorescent light bulbs could constitute disposal of a hazardous waste. It is recommended that any disposal of fluorescent light bulbs be performed in accordance with all current environmental regulations.

o    Based upon our limited inspection, obvious suspect asbestos containing materials observed at the building during the site reconnaissance appeared to include: 12"xl2" floor tile and associated mastic, sheetrock wall systems, and suspended ceiling tiles. The materials appeared to be in good condition at the time of the inspection. It is recommended that an asbestos survey be performed to comply with current OSHA regulations and prior to any renovation activities, or if the identified suspect materials begin to deteriorate.

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o    Based upon the age of the site building, it is possible that lead-based paint is present. The painted surfaces observed in the site building appeared to be in good condition at the time of the inspection. It is
     Keating Environmental's recommendation that all painted surfaces be tested for the presence of lead-based paint prior to their disturbance or if they begin to deteriorate.

o    Due to the age of the site building, plumbing components manufactured with lead could be present. Sampling and analysis of the potable water supply would be necessary to determine if elevated levels of lead are present. As such, Keating Environmental recommends that the potable water be sampled for lead.

o    Nuisance debris, consisting of bottles and cardboard, was located on the east portion of the site along the rail spur. It is recommended that this nuisance debris be removed in accordance with all applicable regulations.

o    Radon is a cancer-causing radioactive gas, which is generated from the natural decay of uranium found in nearly all soils. Radon typically permeates through the subsurface soils and enters buildings through cracks and other penetrations in building foundations. The EDR report indicated
     that 5% of the facilities tested for radon, within the same zip code as the site, had a radon concentration that was greater than the USEPA action level. Based upon the limited radon information presented in the EDR report, it appears that the potential for an elevated level of radon gas in the site building is low. However, it is noted that radon testing results can vary greatly, even over a small geographic area, and that the only accurate method to determine radon levels at a particular building is by on-site testing. It is Keating Environmental's recommendation that radon testing be performed.

LIMITED PHASE II ENVIRONMENTAL ASSESSMENT REPORT FOR 2811 CHARTER ROAD, IN THE
CITY OF PHILADELPHIA, PHILADELPHIA COUNTY, PENNSYLVANIA, PREPARED BY KEATING
ENVIRONMENTAL MANAGEMENT, INC., DATED 29 JANUARY 2004

A Limited Phase II Environmental Assessment was performed by Keating
Environmental to investigate the dielectric fluid in the on-site, facility-owned transformer; sampling of the surface soils proximate to the electrical transformer and on-site railroad siding; and the installation, sampling and analysis of ground water monitoring wells to confirm the absence of contamination from the reported historic use of chlorinated solvents at the site.

Sampling of the dielectric fluid in the on-site transformer revealed a concentration of 59.3 milligrams/kilogram (mg/kg). Given the concentration of
PCBs in the dielectric fluid, the transformer was not considered to be a regulated PCB transformer (i.e. the concentration was below the USEPA standard of 500 mg/kg). However, since the concentration of PCBs detected in the transformer was above 50 mg/kg, the transformer was considered to be
PCB-contaminated, and Keating Environmental recommended that should the transformer be removed from service, the dielectric fluid should be disposed of as "PCB-contaminated" oil.

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Soil samples were collected from the area of the railroad siding and the transformer and analyzed for PCBs and polycyclic aromatic hydrocarbons (PAHs).
No detectable concentrations of PCBs or PAHs were encountered at the sample locations.

Four groundwater monitoring wells were installed throughout the site for the purpose of investigating groundwater quality, and confirming the absence of contamination from the reported historic use of chlorinated solvents at the site. Although no detectable concentrations of volatile organic compounds were detected at three of the four wells, tetrachloroethylene (PCE) was detected in the downgradient well (MW-3), at a concentration of 11 micrograms/Liter (ug/L), slightly above the PADEP Act 2 Statewide Health Standard of 5 ug/L. Keating
Environmental recommended the installation and sampling of two additional monitoring wells. It is noted that the additional well installation and sampling was not performed by Keating Environmental.

PADEP LETTER TO ENVIRONMENTAL RESOURCES MANAGEMENT (ERM) REGARDING INTEGRIS
METALS, LOCATED AT 2811 CHARTER ROAD, CITY OF PHILADELPHIA, PENNSYLVANIA, DATED
23 SEPTEMBER 2004

This letter from the PADEP to Integris Metals confirmed that the groundwater at the site was not used or planned to be used for drinking water and approved the use of the nonuse aquifer medium-specific concentrations of the Act 2 Statewide
Health Standards for the site.

ACT 2 FINAL REPORT FROM ERM TO THE PADEP FOR 2811 CHARTER ROAD, CITY OF
PHILADELPHIA, PENNSYLVANIA, DATED 23 NOVEMBER 2004.

The Act 2 Final Report demonstrated attainment of a statewide health standard for PCE in the groundwater using a non-used aquifer designation. During ERM's investigation of the site, it was determined that PCE was present in the downgradient monitoring well location at concentrations ranging from 7.5 to 11 ug/1, with a decreasing trend.

PADEP LETTER TO INTEGRIS METALS, DATED 20 JANUARY 2005

The PADEP letter granted liability protection to Integris for the identified/characterized PCE-impacted groundwater. It is noted that the Act 2 liability protection is automatically transferred to future owners of the site.
Also, it is noted that since the remediation of the site was accomplished using a non-residential standard (i.e., non-used aquifer), a deed notification relative to the presence of the underlying impacted groundwater is required by the PADEP as part of the Act 2 liability protection.

PHASE I ENVIRONMENTAL SITE ASSESSMENT REPORT FOR 2811 CHARTER ROAD, CITY OF
PHILADELPHIA, PHILADELPHIA COUNTY, PENNSYLVANIA, PREPARED BY KEATING
ENVIRONMENTAL MANAGEMENT, INC., DATED AUGUST 2006

The following relevant findings were reported in the Phase I ESA performed by
Keating Environmental:

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o    The site is listed as a VCP and Act 2 deed notification facility in the EDR
     Database report. Keating Environmental installed four groundwater monitoring wells at the site in January 2004 for the purpose of investigating groundwater quality and confirming the absence of contamination from the reported historic use of chlorinated solvents at the site. Elevated concentrations of PCE were encountered at the downgradient well (MW-3), but not the background well, MW-4. The concentration of PCE encountered in MW-3 was 11 ug/L, slightly above the PADEP Act 2 Statewide
     Health Standard, for used-aquifers, of 5 ug/L. Additional investigation, a site-specific non-aquifer designation, and a Final Report were subsequently developed by ERM, on behalf of the former owner, Integris Metals. As Act 2 liability protection has been granted by the PADEP for the slightly impacted groundwater, a decreasing trend in the slightly elevated concentration of PCE in the groundwater was established during the additional investigation activities and no evidence of surface or soil impacts were noted for the site. Therefore, no further investigation of potential impacts from the former use of PCE appears warranted. It is noted
     that a deed notification is required to remain in place for the site, in order for the Act 2 liability protection to be in effect.

o    The historic presence of a railroad siding on the northeast portion of the site is a potential recognized environmental condition, due to historic use. The soils along the railroad siding were sampled by Keating
     Environmental in January 2004, and no detectable concentrations of PCBs or
     PAHs were encountered. The railroad siding was abandoned prior to the
     January 2004 soil investigation; therefore, no further investigation of the railroad siding appears warranted at this time.

o    The potential historic use of the surrounding properties to the north, south and west for industrial use is a recognized potential historic condition. In addition, numerous facilities, identified within the E
     1527-05 specified search radii, are located upgradient or in close proximity to the site, based upon the inferred regional groundwater flow direction. According to the commercial database, these regulated facilities generate hazardous waste, house underground storage tanks, or have leaking underground storage tanks. Based upon the location of these facilities, the possibility exists that the site soils and/or groundwater may have been adversely impacted by a release from one or more of these facilities. No evidence was observed during the performance of this assessment to indicate that site soils and groundwater have been impacted by off-site regulated sources; therefore, no further investigation is recommended at this time.
     It is noted that the groundwater monitoring activities conducted in
     2003/2004 confirmed the absence of impacted groundwater from potential upgradient, off-site sources.

o    One pad-mounted, fluid-filled transformer, reportedly owned by the facility, was present on the east-central portion of the site. No staining was observed on or around the transformer at the time of the site reconnaissance. The dielectric fluid in the transformer was previously sampled by Keating Environmental in January 2004, and found to contain
     PCB-contaminated oil at a concentration of 59.3 mg/kg. The concentrations of PCBs in the dielectric fluid were well below the USEPA Standard of 500 mg/kg used for

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     classifying a transformer as a regulated, PCB transformer. No further action is warranted regarding the transformer at this time. However, should the transformer be taken out of service, the dielectric fluid will need to be disposed of as PCB-contaminated oil.

o    Four monitoring wells, installed by Keating Environmental in January 2004 to assess groundwater quality at the site, were observed throughout the site. As Act 2 liability protection was granted for the site in January
     2005, the monitoring wells are no longer required. As such, it is recommended that they be properly closed in accordance with all applicable regulations.

The following additional de minimis environmental issues were identified during the performance of the 2006 Phase I Environmental Site Assessment. Consideration
should be given to addressing these issues:

o    Fluorescent light ballasts were present at the site. It is recommended that each ballast be inspected to determine if it contains PCBs. All PCB containing light ballasts should be replaced and properly disposed of in accordance with current environmental regulations.

o    Fluorescent light bulbs were present at the site. These light bulbs may contain small amounts of mercury, lead, and cadmium. The disposal of fluorescent light bulbs could constitute disposal of a hazardous waste. It is recommended that any disposal of fluorescent light bulbs be performed in accordance with all current environmental regulations.

o    Based upon the age of the site building, it is possible that lead-based paint is present. The painted surfaces observed in the site building appeared to be in good condition at the time of the inspection. It is
     Keating Environmental's recommendation that all painted surfaces be tested for the presence of lead-based paint prior to their disturbance or if they begin to deteriorate.

o    Due to the age of the site building, plumbing components manufactured with lead could be present. Sampling and analysis of the potable water supply would be necessary to determine if elevated levels of lead are present. As such, Keating Environmental recommends that the potable water be sampled for lead.

o    Radon is a cancer-causing radioactive gas, which is generated from the natural decay of uranium found in nearly all soils. Radon typically permeates through the subsurface soils and enters buildings through cracks and other penetrations in building foundations. The EDR report indicated
     that 5% of the facilities tested for radon, within the same zip code as the site, had a radon concentration that was greater than the USEPA action level. Based upon the limited radon information presented in the EDR report, it appears that the potential for an elevated level of radon gas in the site building is low. However, it is noted that radon testing results can vary greatly, even over a small geographic area, and that the only accurate method to determine radon levels at a particular building is by on-

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     site testing. It is Keating Environmental's recommendation that radon testing be performed.

If requested, copies of the previous environmental reports can be provided.

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             4.0 REGULATORY INFORMATION CONCERNING SITE AND VICINITY

Local and state agencies were contacted, and a commercial database of state and federal regulatory agency files were reviewed to identify recognized environmental conditions at or near the site. Information from the local agency was obtained by requesting available files and/or interviewing available personnel and the state inquiry was performed by accessing the PADEP internet web page. The commercial database was provided by EDR. The database lists, which were reviewed, are those specified by ASTM Standard E 1527-05. The information made available to Keating Environmental is summarized in the following paragraphs.

4.1  LOCAL AGENCY INQUIRY

To obtain information regarding potential environmental concerns on the site,
Keating Environmental conducted a file review at the City of Philadelphia -
Department of Licenses and Inspections (L&I) on 12 September 2007. Several
building permits and a site use change (refused, though) are in the file for
2811 Charter Road; however, none of the permits represent recognized environmental concerns.

4.2  STATE AGENCY INQUIRY

To obtain information regarding potential environmental concerns on the site,
Keating Environmental reviewed the PADEP internet web page. A search of the
Environmental, Facility, Application, Compliance Tracking System (e.F.A.C.T.S.)
was conducted for facilities located in the same zip code as the site.
e.F.A.C.T.S. is a system developed by PADEP to make readily available to the public, compliance and permitting information, including inspections, violations, orders, penalties, etc.

The e.F.A.C.T.S. database report listed the site in the Land Recycling and Waste
Management Program as Integris Metals. No further information regarding permits, inspections or other information was available in the database. A copy of the
e.F.A.C.T.S. database report is provided as Appendix C.

4.3  FEDERAL AND STATE REGULATORY AGENCY DATABASE REVIEW

Keating Environmental reviewed the following 16 database lists provided by EDR.
The minimum search radii for each list were those specified by ASTM Standard E
1527-05. Table 1 provides a summary of the search radius for each database.

o    The National Priority List (NPL) includes sites that have been evaluated by the U.S. Environmental Protection Agency (USEPA) and identified as being uncontrolled or abandoned hazardous waste sites. Additionally, the Agency for Toxic Substances and Disease Registry adds sites to the NPL by issuing health advisories that recommend human evacuation from these sites.

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o    Delisted-NPL sites includes sites that were previously listed as NPL sites.
     The sites are deleted from the NPL when the EPA decides that no further response is appropriate.

o    The Comprehensive Environmental Response, Compensation and Liability Index
     System (CERCLIS) list includes sites identified by, reported to, or investigated by the USEPA as having actual or suspected uncontrolled releases of hazardous substances, contaminants, or pollutants.

o    CERCLIS-NFRAP (No Further Remedial Action Planned) sites are sites that have been removed from CERCLIS. NFRAP sites may be sites where, following an initial investigation, no contamination was found, contamination was removed quickly without the need for the site to be placed on the NPL, or the contamination was not serious enough to require NPL status.

o    The Corrective Action Report (CORRACTS) list includes sites that handle hazardous waste and have undertaken a RCRA correction action activity.

o    The Emergency Response Notification System (ERNS) list includes information concerning the sudden and/or accidental release of hazardous substances, including petroleum, into the environment.

o    The Resource Conservation and Recovery Act Information System - Treatment,
     Storage and Disposal facilities (RCRIS-TSD) list includes facilities that treat, store, or dispose of hazardous wastes.

o    The Resource Conservation and Recovery Act Information System - Large
     Quantity Generators (RCRIS-LQG) list includes information on facilities that either generate more than 1,000 kilograms of hazardous waste per month, or meet other requirements of the Resource Conservation and Recovery
     Act (RCRA).

o    The Resource Conservation and Recovery Act Information System - Small
     Quantity Generators (RCRIS-SQG) list includes information on facilities that generate between 100 kg and 1,000 kg of hazardous waste per month, or meet other requirements of RCRA.

o    The Solid Waste Facilities/Landfill Sites (SWF/LS) list includes information on facilities which contain different types of waste (i.e., construction/demolition landfills, residual waste landfills, municipal waste landfills, asbestos landfills, virgin fuel contaminated soil landfills, etc.).

o    The State Hazardous Waste Sites (SHWS) list includes facilities that are deemed hazardous (i.e., soil or groundwater contamination) by the state.

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o    The Leaking Underground Storage Tank (LUST) list includes information on facilities which have had confirmed releases from underground storage tanks that have been reported to the state.

o    The Registered Underground Storage Tank (UST) list includes information on facilities that have underground storage tanks registered with the state.

o    Voluntary Cleanup Program (VCP) list includes information on facilities where voluntary remediation/cleanup has been performed with state approval.

o    Brownfield List includes information on former contaminated industrial sites that have been remediated under a State Brownfields program to return them to productive use.

o    Federal and State Institutional/Engineering Controls list includes information concerning the use of institutional and/or engineering controls as part of a response action to attain a cleanup standard for a particular site.

NPL SITES

The EDR report did not reveal any NPL sites located within one mile of the subject site.

DELISTED-NPL SITES

The EDR report did not reveal any Delisted-NPL sites located within one-half mile of the subject site.

CERCLIS SITES

The EDR report did not reveal any CERCLIS sites located within one-half mile of the subject site.

CERCLIS-NFRAP SITES

The EDR report revealed two CERCLIS-NFRAP sites located within one-half mile of the subject site. However, the sites are located downgradient of the site and therefore are not listed here.

CORRACTS SITES

The EDR report revealed one CORRACTS site located within one mile of the subject site. The site listed below is located upgradient of the subject site:

o    International Paper Company - Liquid Packaging
     2100 East Byberry Road
     Philadelphia, PA 19116

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ERNS SITES

The EDR report did not identify the subject site as an ERNS site.

RCRIS-TSD SITES

The EDR report did not reveal any RCRIS-TSD facilities located within one-half mile of the subject site.

RCRIS-LQG SITES

The EDR report did not reveal any RCRIS-LQG facilities located within one-quarter mile of the subject site.

RCRIS-SQG SITES

The EDR report revealed eight RCRIS-SQG facilities located within one-quarter mile of the subject site. The five facilities listed below are located upgradient of the subject site:

o    Sparks Exhibits Corporation
     2828 Charter Road
     Philadelphia, PA 19154

o    Philadelphia Steel & Wire Corporation
     2828 Charter Road
     Philadelphia, PA 19154

o    United States Banknote Company
     11600 Caroline Road
     Philadelphia, PA 19154

o    Electro - Nite Co.
     11621 Caroline Rd.
     Philadelphia, PA 19154

o    Phoenix Lithographics
     11631 Caroline Road
     Philadelphia, PA 19154

SHWS SITES

The EDR report did not reveal any SHWS facilities located within one mile of the subject site.

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SWF/LF SITES

The EDR report did not reveal any SWF/LS sites located within one-half mile of the subject site.

LUST SITES

The EDR report did not reveal any LUST sites located within one-half mile of the subject site. Also, the EDR report did not reveal any leaking storage tank cases from unregulated tanks located within one-half mile of the subject site.

UST SITES

The EDR report revealed one UST site located within one-quarter mile of the subject site. The site listed below is located upgradient of the subject site:

o    North Philadelphia Jet Center
     11301 A Norcom Road
     Philadelphia, PA 19154

VCP SITES

The EDR report revealed the subject site as a VCP site. Also, the EDR report revealed one site as a VCP site located within one-half mile of the subject site; however, that site is located downgradient of the subject site and is not listed here. Listed below is the facility that once occupied the site:

o    Integris Metals     (SUBJECT SITE)
     2811 Charter Road
     Philadelphia, PA

The EDR report indicated that liability protection for the site was granted on
20 January 2005.

BROWNFIELDS SITES

The EDR report did not reveal any Brownfields sites located within one-half mile of the subject site.

FEDERAL AND STATE INSTITUTIONAL/ENGINEERING CONTROL SITES

The EDR report indicated that a deed notification (i.e., institutional control)
exists for the site relative to the remediation of groundwater to a non-residential cleanup standard on 20 January 2005. However, documentation of the remediator to establish institutional controls to maintain the integrity of the nonuse aquifer determination or a post-remediation care plan in the final report detailing the process to PADEP was not found.

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POTENTIAL FOR IMPACT TO THE SITE

The database listed the subject site (Integris Metals) as a VCP facility, with
Act 2 liability protection being granted on 20 January 2005.

Seven facilities are identified within the E 1527-05 specified search radii and are located upgradient, or in close proximity to the site, based upon the inferred regional groundwater flow direction. Also, the subject site is identified in the search. Therefore, it is possible that site soils or groundwater have been adversely impacted by a release from these facilities.

The database identified nine "orphan" sites whose actual location could not be mapped. A listing of these orphan sites is included in the "Orphan Summary"
section of EDR's report included as Appendix D. Keating Environmental did not identify any of the facilities as abutting the site; however, the orphan sites may be located within the E 1527-05 specified search radii.

The presence of facilities in the state and federal databases does not necessarily indicate that these facilities are impacting regional soil or groundwater quality, but provides a relative indication of hazardous material or petroleum product use in the area of the site, and the potential for on-site impacts from these facilities.

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                             5.0 SITE RECONNAISSANCE

The following paragraphs describe the observed conditions at the site.

5.1  SITE OPERATIONS AND CURRENT USE

On 12 September 2007, Mr. Paul M. Davis, of Keating Environmental, conducted a reconnaissance of the subject site to observe present site conditions and areas of recognized environmental concern. Mr. Francis T. Roddy (Roddy Realty), arranged access to the subject site, and provided information relative to known site conditions. Photographs are included as Appendix E.

The site is located at 2811 Charter Road, in the City of Philadelphia,
Philadelphia County, Pennsylvania. The site is approximately 9.84 acres in size and is improved with an approximate 81,225 sf, one-story light industrial building that is divided between office space (approximately 8,600 sf) and warehouse space (approximately 72,640 sf). The building is constructed of precast concrete panel on perimeter steel frame with eight-foot high translucent corrugated plastic panel at the roofline. The floor is reinforced concrete slab.
The warehouse area is equipped with four cranes and the loading docks feature mechanical levelers. A rail spur is located along the northeastern side of the property, reportedly serviced by Conrail, but appeared to not be in use during the site reconnaissance (overgrown with vegetation).

The site building is currently leased to Thackray Crane Rental, Inc., who utilizes the building for warehouse and storage. The storage includes crane equipment and parts as well as items that their clients need to be crane-lifted atop structures. These temporary storage items include large air conditioning units, machinery, and building supplies. Also located inside the warehouse are former metal cutting, stamping, and rolling machines that were previously used at the site. The office area is vacant and floor tile was observed to have been removed. Most recently, L&M Warehousing utilized the site as a warehouse and distribution center for Pepsi-Cola and other Pepsi-brand beverages in the summer of 2006. Historically, the site has been utilized as a steel fabrication and distribution center since the time of construction in 1969 until 2003, and has remained vacant until it was occupied by L&M Warehousing in June 2006. The site has been historically utilized by Alcan Aluminum Corporation, Integris
Metals, and Vincent Metal Goods. Reportedly, light cutting of steel was historically performed at the site. Prior to construction of the site building, the site was utilized as cropland and a residential development.

For the office area, heating and air conditioning is provided by two Carrier rooftop package units. Both units were manufactured in 1998. Heat for the plant/warehouse area is provided by one Johnson Heater Corp. natural gas fired air rotation system unit. Also, twenty natural gas fired radiant unit heaters are present in the warehouse area, but are reportedly not in use. No cooling is provided to the warehouse. A facility owned 750 KVA pad-mounted electrical transformer is located between the office area and the warehouse area on the southern side.

PECO Energy provides electric service to the site and PGW provides natural gas service to the site. The building is connected to the public water and sewer services provided by the City of

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Philadelphia.

5.2  UNDERGROUND STORAGE TANKS

No evidence of USTs was observed or reported to be present on the site at the time of the inspection.

5.3  ABOVEGROUND STORAGE TANKS

One AST was observed on the upper deck in the warehouse area, which appeared to be associated with an air compressor unit. No other ASTs were observed on the site at the time of the inspection.

5.4  FLUID-FILLED TRANSFORMERS AND ELECTRICAL DEVICES

Transformers and other miscellaneous electrical devices (capacitors, circuit breakers, etc.) that contain dielectric fluids are a potential area of environmental concern, since the fluid is petroleum based and may contain polychlorinated biphenyls (PCBs).

One 750 KVA pad-mounted, fluid-filled transformer, owned by the facility, was present between the office area and the warehouse area (on the southern side).
Some staining was observed on the surface of the concrete pad at the time of the site reconnaissance. The dielectric fluid in the transformer was previously sampled by Keating Environmental in January 2004 and found to contain
PCB-contaminated oil. Refer to Section 3.5 for more details. Also, an electrical switch was observed in the power/boiler room near the warehouse area; however,
Keating Environmental was unable to determine if it contained oil.

5.5  FLUORESCENT LIGHT BALLASTS

Fluorescent light ballasts that contain capacitors filled with dielectric fluid are a potential area of environmental concern, due to the potential presence of
PCBs in the dielectric fluid. Such ballasts do not pose an environmental risk unless they begin to leak or are involved in a fire, in which case PCBs could be released from the light ballasts into the environment. Keating Environmental was unable to inspect each light fixture observed at the site. Given the age of the site building, there is potential that PCB-containing light ballasts may be present. It should be noted, that Keating Environmental observed one removed light ballast that was on a shelf in a storage room in the office area, which was identified as containing "No PCBs".

5.6  FLUORESCENT LIGHT BULBS

Fluorescent light bulbs may contain small amounts of mercury, lead, and cadmium.
Fluorescent light bulbs were observed in the on-site building.

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5.7  ASBESTOS CONTAINING MATERIALS

The Occupational Safety and Health Administration's (OSHA) general industry safety standard for asbestos (29 CFR 1910.1001) applies to all non-residential buildings constructed prior to 1980, which are automatically presumed to contain asbestos-containing material.

The regulation requires non-residential building owners, operators, and employers to identify suspect asbestos-containing material through inspection and sampling, or presume that all materials are asbestos containing. Employees must then be informed of the presence of asbestos in their work areas, materials that may release fibers must be labeled, and employees who may be exposed must be medically monitored and appropriately trained. Service employees who may come in contact with the suspected asbestos-containing material must receive asbestos awareness training, and maintenance staff who disturb asbestos must be trained in work practices and engineering controls.

Based upon our limited inspection, suspect asbestos containing materials observed in the building during the reconnaissance appeared to include:
insulation in the boiler room, black mastic beneath removed floor tiles, sheetrock wall systems, and suspended ceiling tiles. Given the age of the building, there is potential that asbestos-containing material may be present.
The materials appeared to be in good to damaged condition at the time of the inspection. Sampling and analysis would be necessary to determine if these materials do contain asbestos. Also, two 55-gallon drums were observed near the transformer (outside the doors of the boiler room), which may contain suspect asbestos containing material. In addition, it was observed that floor tile in the office area had been removed.

5.8  ELEVATORS

Elevators that contain hydraulic oil are a potential recognized environmental condition. No elevators were reported or observed at the site.

5.9  HYDRAULIC LIFTS

Lifts that contain hydraulic oil are a potential area of environmental concern, since the associated appurtenances (pipelines, tank, and pistons) have a tendency to develop leaks. No in-ground hydraulic lifts were observed at the site. It is noted that two loading dock levelers were located at the site.
Loading dock levelers are not considered to be a recognized environmental condition for the purpose of this assessment.

5.10 CHEMICAL/RAW MATERIAL STORAGE

Keating Environmental visually inspected the interior and exterior of the site for the presence of hazardous chemicals and stored raw materials. Various paints and miscellaneous maintenance supplies were observed at various areas of the warehouse area and office storage room. No significant spills and/or staining were observed on the concrete floor surface, associated with these materials.

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5.11 INTERIOR FLOOR DRAINS/SUMPS/PITS

Floor drains, sumps and pits create possible pathways for the migration of contamination. No sumps or pits were reported or observed in the site building.
Floor drains were observed in the drive-thru loading bays of the warehouse area.
These floor drains reportedly drain water and snow that is carried into the building by the delivery trucks. No staining was observed at or around these drains, and they are reportedly connected to the sanitary sewer lateral.

5.12 EXTERIOR PITS, PONDS, AND LAGOONS

No exterior pits, ponds, or lagoons were observed on the subject site.

5.13 WASTE GENERATION

Waste generated at the site consists of municipal solid waste (MSW), which is disposed of in a dumpster and is transported off-site by a private municipal waste disposal firm. No hazardous or residual waste is currently generated at the site. Residual wastes from on-site steel fabrication activities were formerly generated at the site. A private waste disposal firm reportedly removed these wastes. Hazardous waste was reportedly never generated at the site, based upon the review of past environmental documents. No additional information was available regarding former waste generation or disposal at the site.

5.14 LEAD-BASED PAINT

Painted surfaces are present in the site buildings. Lead-based paint is a potential environmental concern in buildings constructed prior to 1979. Building occupants could be exposed to elevated levels of airborne lead-contaminated dust in buildings that have peeling or damaged lead-based painted surfaces.

Based upon the age of the of the site building, it is possible that lead-based paint is present. The painted surfaces observed in the site building appeared to be in good condition at the time of the inspection. Sampling and analysis would be necessary to determine if the paint does actually contain elevated levels of lead.

5.15 LEAD IN DRINKING WATER

Drinking water distribution systems in buildings constructed prior to 1987 may contain components that were manufactured with lead. Such components include pipe, pipefittings, solder, etc. These lead containing components could cause elevated levels of lead in the potable water supply.

Due to the age of the building, plumbing components manufactured with lead could be present. Sampling and analysis of the potable water supply would be necessary to determine if elevated levels of lead are present.

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5.16 RADON

Radon is a cancer-causing radioactive gas, which is generated from the natural decay of uranium that is found in nearly all subsurface soils. Radon typically permeates through the subsurface soils and enters buildings through cracks and other penetrations in building foundations.

The EDR report included results of radon testing at 211 buildings within the same zip code (19154) as the site. The radon results indicated that five percent of the tested facilities had levels greater than the USEPA action level of 4
pCi/L. It is noted, however, that radon testing results can vary greatly, even over a small geographic area, and that the only accurate method to determine radon levels at a particular property is by on-site testing.

5.17 STRESSED VEGETATION/SURFACE STAINING/DISTURBED SOIL

Stressed vegetation, surface staining, and/or disturbed soil can be indicative of an environmental release, dumping, backfilling, or burial of items of possible environmental concern. No stressed vegetation, surface staining or disturbed soil was observed along the exterior of the site. However, several piles of stone and broken concrete were observed in the northern areas of the site property.

5.18 ODORS

No noticeable odors were present in the site building at the time of the reconnaissance.

5.19 POOLS OF LIQUID

No pools of liquid were observed on the site at the time of the reconnaissance.

5.20 ADJACENT PROPERTIES

Adjacent property usage is a consideration in evaluating site conditions since surface water and groundwater flow create potential pathways for migration of contaminants from off-site sources. The following is a list of usage for adjacent properties to the site:

NORTH OF THE SITE:

Industrial properties (IP Innovation - Printing & Communication), with Caroline
Road beyond. Also, undeveloped woodland is located to the northeast of the site.

EAST OF THE SITE:

Norcom road, with undeveloped land beyond.

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SOUTH OF THE SITE:

Intersection of Norcom and Charter Roads, with the Northeast Philadelphia
Airport beyond.

WEST OF THE SITE:

Charter Road, with a vacant Tyco Corporation building beyond.

The use of the surrounding industrial properties to the north and west are potential recognized environmental conditions.

5.21 STORM WATER RUNOFF

Storm water runoff may contain contaminants from the land surface over which the water flows. This runoff may impact underlying soils, surface water, or groundwater as the runoff enters surface water bodies or percolates into the ground.

The site is graded to direct storm water away from the building and into storm water inlets located throughout the site. Based upon visual observations, storm water originating from the undeveloped woodland to the northeast would flow over the site boundary.

5.22 SUSPECTED WETLANDS

No suspected wetlands appeared to be associated with the site.

5.23 SITE UTILITIES

SANITARY SEWER

The site is connected to the local sanitary sewer provided by the City of
Philadelphia Sewer Department.

STORM SEWER

The site is graded to direct storm water away from the building and into storm water inlets located throughout the site. The inlets subsequently discharge to the City of Philadelphia storm sewer system.

WATER

The site is connected to the local public water supply provided by the City of
Philadelphia Water Department.

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ELECTRIC

PECO provides electric service to the site.

NATURAL GAS

PGW provides natural gas service to the site.

WELLS

No potable wells were observed, or reported to be historically present at the site. Four monitoring wells, installed by Keating Environmental in January 2004 to assess groundwater quality at the site, were observed to be present.

SEPTIC SYSTEM

No on-site septic systems were observed, or reported to be historically present at the site.

5.24 MISCELLANEOUS ENVIRONMENTAL ISSUES

No miscellaneous environmental issues, beyond the scope of ASTM E1527-05, were observed at the site, with the exception that the former metal cutting/stamping/rolling machinery, which was previously used at the site, should be removed, if it will no longer be used at the site. The machinery is currently stored in the warehouse area.

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                       6.0 CONCLUSIONS AND RECOMMENDATIONS

A Phase I Environmental Site Assessment was conducted at the property located at
2811 Charter Road, City of Philadelphia, Philadelphia County, Pennsylvania.

The assessment was performed in accordance with the scope and limitations of the
ASTM practice E 1527-05, and included a site reconnaissance, a review of reasonably obtainable site history documentation back to the first developed use, or back to 1940, whichever is earlier; an interview with the reported most knowledgeable individual relative to historic site use; a review of files maintained by the City of Philadelphia - Department of License & Inspection;
and a review of a commercial database that summarizes state and federal environmental regulatory records.

No subsurface explorations, matrix sampling, or evaluation of suspected wetlands regulatory compliance, cultural and historical resources, industrial hygiene, health and safety, ecological resources or endangered species were conducted as part of this Phase I Environmental Site Assessment. In addition, no chemical analyses for suspected asbestos containing materials, lead-based paint, radon gas, lead in drinking water, microbial growth or indoor air quality were performed as part of this assessment.

Based on the information developed and provided as part of this site assessment,
Keating Environmental has reached the following conclusions and recommendations regarding recognized environmental conditions.

     1.   The site is listed as a VCP and Act 2 deed notification facility in the EDR Database report. Keating Environmental installed four groundwater monitoring wells at the site in January 2004 for the purpose of investigating groundwater quality and confirming the absence of contamination from the reported historic use of chlorinated solvents at the site. Elevated concentrations of PCE were encountered at the downgradient well (MW-3), but not the background well, MW-4.
          The concentration of PCE encountered in MW-3 was 11 ug/L, slightly above the PADEP Act 2 Statewide Health Standard, for used-aquifers, of
          5 ug/L. Additional investigation, a site-specific non-aquifer designation, and a Final Report were subsequently developed by ERM, on behalf of the former owner, Integris Metals. As Act 2 liability protection has been granted by the PADEP for the slightly impacted groundwater, a decreasing trend in the slightly elevated concentration of PCE in the groundwater was established during the additional investigation activities, and no evidence of surface or soil impacts were noted for the site. Therefore, no further investigation of potential impacts from the former use of PCE appears warranted. It is noted that a deed notification is required to remain in place for the site, in order for the Act 2 liability protection to be in effect.
          However, documentation of the remediator to establish institutional controls to maintain the integrity of the nonuse aquifer determination or a post-remediation care plan in the final report detailing the process to PADEP was not found. Keating Environmental recommends that the current site owner submit the required information to PADEP.

File No. 6850

                                       27

[KEATING Environmental Management, Inc. LOGO]

     2.   The historic presence of a railroad siding in the northeast portion of the site is a potential recognized environmental condition, due to historic use. The soils along the railroad siding were sampled by
          Keating Environmental in January 2004, and no detectable
          concentrations of PCBs or PAHs were encountered. The railroad siding was abandoned prior to the January 2004 soil investigation and continues to not be used (based on overgrown vegetation); therefore, no further investigation of the railroad siding appears warranted at this time.

     3.   The potential historic use of the surrounding properties to the north, south and west for industrial use is a recognized potential historic condition. In addition, seven facilities have been identified within the E 1527-05 specified search radii, and are located upgradient or in close proximity to the site, based upon the inferred regional groundwater flow direction. Also, the subject site was identified in the EDR search. According to the commercial database, these regulated facilities were CORRACTS sites, generate hazardous waste, or house underground storage tanks. The subject site was listed as a VCP site.
          Based upon the location of these facilities, the possibility exists that the site soils and/or groundwater may have been adversely impacted by a release from one or more of these facilities. No evidence was observed during the performance of this assessment to indicate that site soils and groundwater have been impacted by off-site regulated sources; therefore, no further investigation is recommended at this time. It is noted that the groundwater monitoring activities conducted in 2003/2004 confirmed the absence of impacted groundwater from potential upgradient, off-site sources.

     4.   One 750 KVA pad-mounted, fluid-filled transformer, reportedly owned by the facility, was present between the office area and the warehouse area on the south side. Some staining was observed around the transformer (on the concrete pad) at the time of the site
          reconnaissance. The dielectric fluid in the transformer was previously sampled by Keating Environmental in January 2004, and found to contain
          PCB-contaminated oil at a concentration of 59.3 mg/kg. The concentrations of PCBs in the dielectric fluid were well below the
          USEPA Standard of 500 mg/kg used for classifying a transformer as a
          PCB transformer. No further action is warranted regarding the transformer at this time. However, should the transformer be taken out of service, the transformer and the dielectric fluid will need to be disposed of as PCB-contaminated items. Also, an electrical switch was observed inside the power/boiler room, near the warehouse area. It is
          Keating Environmental's recommendation that the electrical switch be visually inspected on a regular basis and that it be appropriately maintained. Testing would need to be performed to determine if it contains PCBs.

     5.   Four monitoring wells, installed by Keating Environmental in January
          2004 to assess groundwater quality at the site, were observed throughout the site. As Act 2 liability protection was granted for the site in January 2005, the monitoring wells are no longer required. As such, it is recommended that they be properly closed in accordance with all applicable guidance.

File No. 6850

                                       28

[KEATING Environmental Management, Inc. LOGO]

It is Keating Environmental's opinion that this Phase I Environmental Site
Assessment has revealed evidence of recognized environmental conditions in connection with the site. Further investigation of the site appears warranted relative to the conclusions and recommendations provided above.

The following de minimis environmental issues were identified during the performance of this Phase I Environmental Site Assessment. Consideration should also be given to addressing these issues:

o    Fluorescent light fixtures possibly containing PCB ballasts were observed at the site. These ballasts may contain capacitors filled with a dielectric fluid that may contain PCBs. Such ballasts do not pose an environmental risk unless they begin to leak or are involved in a fire, in which case
     PCBs could be released into the environment. It is recommended that all ballast's be inspected to determine if they contain PCBs. All
     PCB-containing light ballasts should be removed and properly disposed of in accordance with applicable environmental regulations.

o    Fluorescent light bulbs were present at the site. These light bulbs may contain small amounts of mercury, lead, and cadmium. The disposal of fluorescent light bulbs could constitute disposal of a hazardous waste. It is recommended that any disposal of fluorescent light bulbs be performed in accordance with all current environmental regulations.

o    Based upon the age of the site building, it is possible that lead-based paint is present. The painted surfaces observed in the site building appeared to be in good condition at the time of the inspection. It is
     Keating Environmental's recommendation that all painted surfaces be tested for the presence of lead-based paint prior to their disturbance or if they begin to deteriorate.

o    Due to the age of the site building, plumbing components manufactured with lead could be present. Sampling and analysis of the potable water supply would be necessary to determine if elevated levels of lead are present. As such, Keating Environmental recommends that the potable water be sampled for lead.

o    Due to the age of the building, asbestos-containing materials could be present. Removed floor tile was observed in the office area and black mastic was still present. Also, suspect ACM piping insulation was observed inside the boiler/power room of the facility. Some of the insulation was damaged and it appeared that other piping insulation was recently removed in this area. Two 55-gallon drums containing possible ACM material (removed piping insulation) were observed outside near the transformer, which is located directly outside the power/boiler room. Keating Environmental recommends that the drums containing the possible ACM be tested and if determined to be ACM, be disposed of according to local, state, and federal regulations. Also, if not already performed, it is recommended that an asbestos survey be performed prior to disturbance or renovation, and to comply with OSHA regulations.

File No. 6850

                                       29

[KEATING Environmental Management, Inc. LOGO]

o    Radon is a cancer-causing radioactive gas, which is generated from the natural decay of uranium found in nearly all soils. Radon typically permeates through the subsurface soils and enters buildings through cracks and other penetrations in building foundations. The EDR report indicated
     that 5% of the facilities tested for radon, within the same zip code
     (19154) as the site, had a radon concentration that was greater than the
     USEPA action level. Based upon the limited radon information presented in the EDR report, it appears that the potential for an elevated level of radon gas in the site building is low. However, it is noted that radon testing results can vary greatly, even over a small geographic area, and that the only accurate method to determine radon levels at a particular building is by on-site testing. It is Keating Environmental's recommendation that radon testing be performed.

File No. 6850

                                       30

[KEATING Environmental Management, Inc. LOGO]

                                 7.0 CREDENTIALS

This report was prepared by Keating Environmental Management, Inc. Keating
Environmental Management, Inc. is an environmental consulting firm, which provides environmental engineering, geology, hydrogeology, remediation, industrial hygiene and environmental compliance management services to both private and public sector clients.

Keating Environmental Management, Inc. declares that its personnel that participated in this assignment meet the definition of an "Environmental
Professional", as defined in Section 312.10 of 40 CFR Part 312. Keating
Environmental personnel have the specific qualifications based on education, training, and experience to assess a property of nature, history, and setting of the subject site. We have developed and performed all of the appropriate inquiries in conformance with the standards and practices set forth in 40 CFR
Part 312.

A written qualifications statement, which includes relevant individual and corporate qualifications, has been provided to Hadco Metal Trading Co., LLC.

File No. 6850

                                       31

[KEATING Environmental Management, Inc. LOGO]

                                 8.0 LIMITATIONS

This report is intended for the exclusive use of Hadco Metal Trading Co., LLC.
This report presents our opinion of the environmental conditions of the aforementioned property, as of this date, based on the data developed during our
Phase I Environmental Site Assessment.

It is noted that a Phase I Environmental Site Assessment is a limited evaluation that is often followed by increasingly comprehensive evaluations, if recognized environmental conditions are identified in the Phase I Environmental Site
Assessment. These additional evaluations oftentimes require a detailed characterization of underlying soils and groundwater.

The methodologies and procedures utilized in this assessment represent the general standards of practice at this time in the environmental engineering profession.

Pursuant to E1527-05, no significant data gaps were present during this Phase I
Environmental Site Assessment that affected Keating Environmental's ability to identify recognized environmental conditions, with the exception that the roof was not inspected since it was not readily accessible. A representative of the current site owner was interviewed, to the practical extent possible, in accordance with the requirements of E 1527-05.

Keating Environmental will not be responsible or liable for any penalty, liability, or cost associated with any environmental contamination or condition, whether such contamination or condition existed prior to the date of this report, at the time of this report, or is discovered subsequent to the date of this report. The results of this study may not be relied upon by any parties, other than those described above, without prior written consent of Keating
Environmental Management, Inc.

Keating Environmental acknowledges and agrees that this report may be conveyed to the Buyer, Seller or Lender associated with the proximate purchase, sale, or financing of the site, to the extent set forth in our proposal.

File No. 6850

                                       32

[KEATING Environmental Management, Inc. LOGO]

                                     FIGURES

                                  [MAP OMITTED]

                       Industrial Property (IP Innovation)

                                  [MAP OMITTED]

[KEATING Environmental Management, Inc. LOGO]

                                     TABLES

[KEATING Environmental Management, Inc. LOGO]

                                     TABLE 1

                        SUMMARY OF MINIMUM ASTM-SPECIFLED
                                STATE AND FEDERAL
                            ENVIRONMENTAL REGULATORY
                           DATABASES AND SEARCH RADII

State Databases                      Search Radius
----------------------------------   ---------------------
SHWS Sites                           1.0 mile

SWF/LS Sites                         0.5 mile

LUST Sites                           0.5 mile

UST Sites                            Subject property and
                                     adjoining properties

VCP Sites                            0.5 mile

Brownfield Sites                     0.5 mile

Institutional/Engineering Controls   Subject property

Federal Databases                    Search Radii
----------------------------------   ---------------------
NPL Sites                            1.0 mile

Delisted NPL Sites                   0.5 mile

CERCLIS Sites                        0.5 mile

CERCLIS-NFRAP Sites                  0.5 mile

RCRIS CORRACTS TSD Facilities        1.0 mile

RCRIS non-CORRACTS TSD Facilities    0.5 mile

RCRIS Generator Facilities           Subject property and
                                     adjoining properties

ERNS List                            Subject property

Institutional/Engineering Controls   Subject property

[KEATING Environmental Management, Inc. LOGO]

                                   APPENDIX A

                               AERIAL PHOTOGRAPHS

                       THE EDR AERIAL PHOTO DECADE PACKAGE

                                2811 CHARTER ROAD
                                2811 CHARTER ROAD
                             PHILADELPHIA, PA 19154

                            INQUIRY NUMBER: 2027586.4

                                SEPTEMBER 13,2007

                   [EDR(R) Environmental Data Resources Inc LOGO]

THE STANDARD IN ENVIRONMENTAL RISK INFORMATION

440 Wheelers Farms Road
Milford, Connecticut 06461

NATIONWIDE CUSTOMER SERVICE

Telephone:   1-800-352-0050
Fax:         1-800-231-6802
Internet:    www.edrnet.com

                         EDR AERIAL PHOTO DECADE PACKAGE

Environmental Data Resources, Inc. (EDR) Aerial Photo Decade Package is a
screening tool designed to assist environmental professionals in evaluating potential liability on a target property resulting from past activities. EDRs professional researchers provide digitally reproduced historical aerial photographs, and when available, provide one photo per decade.

WHEN DELIVERED ELECTRONICALLY BY EDR, THE AERIAL PHOTO IMAGES INCLUDED WITH THIS
REPORT ARE FOR ONE TIME USE ONLY. FURTHER REPRODUCTION OF THESE AERIAL PHOTO
IMAGES IS PROHIBITED WITHOUT PERMISSION FROM EDR. FOR MORE INFORMATION CONTACT
YOUR EDR ACCOUNT EXECUTIVE.

                          THANK YOU FOR YOUR BUSINESS.
                      Please contact EDR at 1-800-352-0050
                         with any questions or comments.

                   DISCLAIMER - COPYRIGHT AND TRADEMARK NOTICE

This Report contains certain information obtained from a variety of public and other sources reasonably available to Environmental Data Resources, Inc. It cannot be concluded from this Report that coverage information for the target and surrounding properties does not exist from other sources. NO WARRANTY
EXPRESSED OR IMPLIED, IS MADE WHATSOEVER IN CONNECTION WITH THIS REPORT.
ENVIRONMENTAL DATA RESOURCES, INC. SPECIFICALLY DISCLAIMS THE MAKING OF ANY SUCH
WARRANTIES, INCLUDING WITHOUT LIMITATION, MERCHANTABILITY OR FITNESS FOR A
PARTICULAR USE OR PURPOSE. ALL RISK IS ASSUMED BY THE USER. IN NO EVENT SHALL
ENVIRONMENTAL DATA RESOURCES, INC. BE LIABLE TO ANYONE, WHETHER ARISING OUT OF
ERRORS OR OMISSIONS, NEGLIGENCE, ACCIDENT OR ANY OTHER CAUSE, FOR ANY LOSS OF
DAMAGE, INCLUDING, WITHOUT LIMITATION, SPECIAL, INCIDENTAL, CONSEQUENTIAL, OR
EXEMPLARY DAMAGES. ANY LIABILITY ON THE PART OF ENVIRONMENTAL DATA RESOURCES,
INC. IS STRICTLY LIMITED TO A REFUND OF THE AMOUNT PAID FOR THIS REPORT.
Purchaser accepts this Report AS IS. Any analyses, estimates, ratings, environmental risk levels or risk codes provided in this Report are provided for illustrative purposes only, and are not intended to provide, nor should they be interpreted as providing any facts regarding, or prediction or forecast of, any environmental risk for any property. Only a Phase I Environmental Site
Assessment performed by an environmental professional can provide information regarding the environmental risk for any property. Additionally, the information provided in this Report is not to be construed as legal advice.

Copyright 2007 by Environmental Data Resources, Inc. All rights reserved.
Reproduction in any media or format, in whole or in part, of any report or map of Environmental Data Resources, Inc., or its affiliates, is prohibited without prior written permission.

EDR and its logos (including Sanborn and Sanborn Map) are trademarks of
Environmental Data Resources, Inc. or its affiliates. All other trademarks used herein are the property of their respective owners.

DATE EDR SEARCHED HISTORICAL SOURCES:
Aerial Photography September 13, 2007

TARGET PROPERTY:
2811 Charter Road
Philadelphia, PA 19154

YEAR   SCALE                               DETAILS                                             SOURCE
----   ---------------------------------   -------------------------------------------------   ------

1938   Aerial Photograph. Scale: 1"=750'   Panel #: 2440075-A1/Flight Date: January 05, 1938   EDR

1942   Aerial Photograph. Scale: 1"=750'   Panel #: 2440075-A1/Flight Date: October 08, 1942   EDR

1953   Aerial Photograph. Scale: 1"=750'   Panel #: 2440075-A1/Flight Date: April 03, 1953     EDR

1965   Aerial Photograph. Scale: 1"=750'   Panel #: 2440075-A1/Flight Date: March 31, 1965     EDR

1973   Aerial Photograph. Scale: 1"=750'   Panel #: 2440075-A1/Flight Date: March 27, 1973     EDR

1986   Aerial Photograph. Scale: 1"=750'   Panel #: 2440075-A1/Flight Date: March 01, 1986     EDR

1995   Aerial Photograph. Scale: 1"=750'   Panel #: 2440075-A1/Flight Date: March 25, 1995     EDR

                                    2027586.4

                                        2

                                  [MAP OMITTED]

                                  [MAP OMITTED]

                                  [MAP OMITTED]

                                  [MAP OMITTED]

                                  [MAP OMITTED]

                                  [MAP OMITTED]

                                  [MAP OMITTED]

[KEATING Environmental Management, Inc. LOGO]

                                   APPENDIX B

                           SANBORN FIRE INSURANCE MAPS

                         CERTIFIED SANBORN(R) MAP REPORT

                                     [SEAL]

                        Sanborn(R) Library search results
                         Certification # 9771-42DF-874D

                                2811 CHARTER ROAD

                                2811 CHARTER ROAD

                             PHILADELPHIA, PA 19154

                            INQUIRY NUMBER 2027586.3S

                                SEPTEMBER 13, 2007

                 [EDR(R) Environmental Data Resources Inc LOGO]

THE STANDARD IN ENVIRONMENTAL RISK INFORMATION

440 Wheelers Farms Rd
Milford, Connecticut 06461

NATIONWIDE CUSTOMER SERVICE

Telephone: 1-800-352-0050
Fax:       1-800-231-6802
Internet:  www.edrnet.com

CERTIFIED SANBORN(R) MAP REPORT                                                   9/13/07
SITE NAME:                CLIENT NAME:
2811 Charter Road         Keating Environmental Mgmt.
2811 Charter Road         123 John Robert Thomas Drive  [EDR(R) Environmental Data Resources Inc LOGO]
Philadelphia, PA 19154    Exton, PA 19341

EDR Inquiry # 2027586.3S  Contact: Paul M. Davis

The complete Sanborn Library collection has been searched by EDR, and fire insurance maps covering the target property location provided by Keating
Environmental Mgmt. were identified for the years listed below. The certified
Sanborn Library search results in this report can be authenticated by visiting
www.edrnet.com/sanborn and entering the certification number. Only Environmental
Data Resources Inc. (EDR) is authorized to grant rights for commercial reproduction of maps by Sanborn Library LLC, the copyright holder for the collection.

CERTIFIED SANBORN RESULTS:                                [SEAL]
SITE NAME:         2811 Charter Road
ADDRESS:           2811 Charter Road         Sanborn(R) Library search results
CITY, STATE, ZIP:  Philadelphia, PA 19154     Certification # 9771-42DF-874D
CROSS STREET:
P.O. #             6850                      The Sanborn Library includes more
PROJECT:           2811 Charter Ro           than 1.2 million Sanborn fire
CERTIFICATION #    9771-42DF-874D            insurance maps, which track
MAPS IDENTIFIED - Number of maps indicated   historical property usage in
                  within"()"                 approximately 12,000 American
1989 (1)                                     cities and towns. Collections
1979 (1)                                     searched:

                                             [X] Library of Congress
                                             [X] University Publications of
                                                 America
                                             [X] EDR Private Collection
Total Maps: 2

LIMITED PERMISSION TO MAKE COPIES

Keating Environmental Mgmt. (the client) is permitted to make up to THREE photocopies of this Sanborn Map transmittal and each fire insurance map accompanying this report solely for the limited use of its customer. No one other than the client is authorized to make copies. Upon request made directly to an EDR Account Executive, the client may be permitted to make a limited number of additional photocopies. This permission is conditioned upon compliance by the client, its customer and their agents with EDR's copyright policy; a copy of which is available upon request.

                   DISCLAIMER - COPYRIGHT AND TRADEMARK NOTICE

This Report contains certain information obtained from a variety of public and other sources reasonably available to Environmental Data Resources, Inc. It cannot be concluded from this Report that coverage information for the target and surrounding properties does not exist from other sources. NO WARRANTY
EXPRESSED OR IMPLIED, IS MADE WHATSOEVER IN CONNECTION WITH THIS REPORT.
ENVIRONMENTAL DATA RESOURCES, INC. SPECIFICALLY DISCLAIMS THE MAKING OF ANY SUCH
WARRANTIES, INCLUDING WITHOUT LIMITATION, MERCHANTABILITY OR FITNESS FOR A
PARTICULAR USE OR PURPOSE. ALL RISK IS ASSUMED BY THE USER. IN NO EVENT SHALL
ENVIRONMENTAL DATA RESOURCES, INC. BE LIABLE TO ANYONE, WHETHER ARISING OUT OF
ERRORS OR OMISSIONS, NEGLIGENCE, ACCIDENT OR ANY OTHER CAUSE, FOR ANY LOSS OF
DAMAGE, INCLUDING, WITHOUT LIMITATION, SPECIAL, INCIDENTAL CONSEQUENTIAL, OR
EXEMPLARY DAMAGES. ANY LIABILITY ON THE PART OF ENVIRONMENTAL DATA RESOURCES,
INC. IS STRICTLY LIMITED TO A REFUND OF THE AMOUNT PAID FOR THIS REPORT.
Purchaser accepts this Report "AS IS". Any analyses, estimates, ratings, environmental risk levels or risk codes provided in this Report are provided for illustrative purposes only, and are not intended to provide, nor should they be interpreted as providing any facts regarding, or prediction or forecast of, any environmental risk for any property. Only a Phase I Environmental Site
Assessment performed by an environmental professional can provide information regarding the environmental risk for any property. Additionally, the information provided in this Report is not to be construed as legal advice.

Copyright 2007 by Environmental Data Resources, Inc. All rights reserved.
Reproduction in any media or format, in whole or in part, of any report or map of Environmental Data Resources, Inc., or its affiliates, Is prohibited without prior written permission.

EDR and its logos (including Sanborn and Sanborn Map) are trademarks of
Environmental Data Resources, Inc. or its affiliates. All other trademarks used herein are the property of their respective owners.

                                  [MAP OMITTED]

                                  [MAP OMITTED]

[KEATING Environmental Management, Inc. LOGO]

                                   APPENDIX C

                        e.F.A.C.T.S DATABASE INFORMATION

                          FACILITY LIST SEARCH RESULTS

SEARCH RESULTS

   PRIMARY FACILITY NAME (FACILITY ID)   STATUS        PROGRAM               FACILITY DETAILS
---------------------------------------------------------------------------------------------------

INTEGRIS METALS (Facility ID: 650064)    Active   o Land Recycling     o Land Recycling Information
   2811 CHARTER RD                                & Waste Management
   PHILADELPHIA, PA  19154
   Philadelphia City, Philadelphia County

                                  SEARCH AGAIN

                            ----------  ----------
                            Print Page  Close Page
                            ----------  ----------

REGION     COUNTY     MUNICIPALITY                     SITE INFORMATION
------  ------------  ------------  ---------------------------------------------------

 4100   Philadelphia  Philadelphia  Site Name: INTEGRIS METALS
                                    Address: 2811 CHARTER. Size of Site:
                                    RD, PHILADELPHIA
                                    Cleanup Standard: SWH Cleanup_Indicator_Code:
                                    Response_Date: 1/20/2005Category_Description: Other
                                    Land_Designation_Code: Organics

[KEATING Environmental Management, Inc. LOGO]

                                   APPENDIX D

                              EDR RADIUS MAP REPORT

                               THE EDR RADIUS MAP
                                WITH GEOCHECK(R)

                                2811 CHARTER ROAD
                                2811 CHARTER ROAD
                             PHILADELPHIA, PA 19154

                           INQUIRY NUMBER: 2027586.2S

                               SEPTEMBER 12, 2007

[EDR(R) Environmental Data Resources Inc LOGO]

THE STANDARD IN ENVIRONMENTAL RISK INFORMATION

440 Wheelers Farms Road
Milford, Connecticut 06461

NATIONWIDE CUSTOMER SERVICE

Telephone: 1-800-352-0050
Fax: 1-800-231-6802
Internet: www.edrnet.com

SECTION                                                                     PAGE
-------------------------------------------------------------------------   ----
EXECUTIVE SUMMARY .......................................................    ES1

GEOCHECK ADDENDUM
-------------------------------------------------------------------------

                          THANK YOU FOR YOUR BUSINESS.
                      Please contact EDR at 1-800-352-0050
                         with any questions or comments.

                   DISCLAIMER - COPYRIGHT AND TRADEMARK NOTICE

This Report contains certain information obtained from a variety of public and other sources reasonably available to Environmental Data Resources, Inc. It cannot be concluded from this Report that coverage information for the target and surrounding properties does not exist from other sources. NO WARRANTY
EXPRESSED OR IMPLIED, IS MADE WHATSOEVER IN CONNECTION WITH THIS REPORT.
ENVIRONMENTAL DATA RESOURCES, INC. SPECIFICALLY DISCLAIMS THE MAKING OF ANY SUCH
WARRANTIES, INCLUDING WITHOUT LIMITATION, MERCHANTABILITY OR FITNESS FOR A
PARTICULAR USE OR PURPOSE. ALL RISK IS ASSUMED BY THE USER. IN NO EVENT SHALL
ENVIRONMENTAL DATA RESOURCES, INC. BE LIABLE TO ANYONE, WHETHER ARISING OUT OF
ERRORS OR OMISSIONS, NEGLIGENCE, ACCIDENT OR ANY OTHER CAUSE, FOR ANY LOSS OF
DAMAGE, INCLUDING, WITHOUT LIMITATION, SPECIAL, INCIDENTAL, CONSEQUENTIAL, OR
EXEMPLARY DAMAGES. ANY LIABILITY ON THE PART OF ENVIRONMENTAL DATA RESOURCES,
INC. IS STRICTLY LIMITED TO A REFUND OF THE AMOUNT PAID FOR THIS REPORT.
Purchaser accepts this Report "AS IS". Any analyses, estimates, ratings, environmental risk levels or risk codes provided in this Report are provided for illustrative purposes only, and are not intended to provide, nor should they be interpreted as providing any facts regarding, or prediction or forecast of, any environmental risk for any property. Only a Phase I Environmental Site
Assessment performed by an environmental professional can provide information regarding the environmental risk for any property. Additionally, the information provided in this Report is not to be construed as legal advice.

Copyright 2007 by Environmental Data Resources, Inc. All rights reserved.
Reproduction in any media or format, in whole or in part, of any report or map of Environmental Data Resources, Inc., or its affiliates, is prohibited without prior written permission.

EDR and its logos (including Sanborn and Sanborn Map) are trademarks of
Environmental Data Resources, Inc. or its affiliates. All other trademarks used herein are the property of their respective owners.

                                                                          Page 1

                                EXECUTIVE SUMMARY

A search of available environmental records was conducted by Environmental Data
Resources, Inc (EDR). The report was designed to assist parties seeking to meet the search requirements of EPA's Standards and Practices for All Appropriate
Inquiries (40 CFR Part 312), the ASTM Standard Practice for Environmental Site
Assessments (E 1527-05) or custom requirements developed for the evaluation of environmental risk associated with a parcel of real estate.

TARGET PROPERTY INFORMATION
===========================
ADDRESS
-------
   2811 CHARTER ROAD PHILADELPHIA,
   PA 19154

COORDINATES
-----------
   Latitude (North):               40.094700 - 40 DEG. 5' 40.9"
   Longitude (West):               75.002700 - 75 DEG. 0' 9.7"
   Universal Tranverse Mercator:   Zone 18
   UTM X (Meters):                 499769.8
   UTM Y(Meters):                  4438058.0
   Elevation:                      126 ft. above sea level

USGS TOPOGRAPHIC MAP ASSOCIATED WITH TARGET PROPERTY
----------------------------------------------------
   Target Property Map:    40075-A1 FRANKFORD, PA
   Most Recent Revision:   1997

   East Map:               40074-A8 BEVERLY, PA
   Most Recent Revision:   1997

TARGET PROPERTY SEARCH RESULTS
------------------------------
The target property was identified in the following records. For more information on this property see page 6 of the attached EDR Radius Map report:

Site                            Database(s)   EPA ID
-----------------------------   -----------   ------
INTEGRIS METALS                 VCP           N/A
2811 CHARTER RD, PHILADELPHIA   ACT 2-DEED
PHILADELPHIA, PA

DATABASES WITH NO MAPPED SITES
==============================
No mapped sites were found in EDR's search of available ("reasonably ascertainable ") government records either on the target property or within the search radius around the target property for the following databases:

FEDERAL RECORDS
---------------
NPL...................................................... National Priority List

                                                             EXECUTIVE SUMMARY 1

                                EXECUTIVE SUMMARY

PROPOSED NPL................  Proposed National Priority List Sites
DELISTED NPL................  National Priority List Deletions
NPL LIENS...................  Federal Superfund Liens
CERCLIS.....................  Comprehensive Environmental Response,
                              Compensation, and Liability Information System
RCRA-TSDF...................  Resource Conservation and Recovery Act Information
RCRA-LQG....................  Resource Conservation and Recovery Act Information
ERNS........................  Emergency Response Notification System
HMIRS.......................  Hazardous Materials Information Reporting System
US ENG CONTROLS.............  Engineering Controls Sites List
US INST CONTROL.............  Sites with Institutional Controls
DOD.........................  Department of Defense Sites
FUDS........................  Formerly Used Defense Sites
US BROWNFIELDS..............  A Listing of Brownfields Sites
CONSENT.....................  Superfund (CERCLA) Consent Decrees
ROD.........................  Records Of Decision
UMTRA.......................  Uranium Mill Tailings Sites
ODI.........................  Open Dump Inventory
TRIS........................  Toxic Chemical Release Inventory System
TSCA........................  Toxic Substances Control Act
FTTS.......................   FIFRA/TSCA Tracking System - FIFRA (Federal
                              Insecticide, Fungicide, & Rodenticide Act)/TSCA
                              (Toxic Substances Control Act)
SSTS........................  Section 7 Tracking Systems
LUCIS.......................  Land Use Control Information System
DOT OPS.....................  Incident and Accident Data
ICIS........................  Integrated Compliance Information System
HIST FTTS...................  FIFRA/TSCA Tracking System Administrative Case
                              Listing
US CDL......................  Clandestine Drug Labs
RADINFO.....................  Radiation Information Database
LIENS 2.....................  CERCLA Lien Information
PADS........................  PCB Activity Database System
MLTS........................  Material Licensing Tracking System
MINES.......................  Mines Master Index File
FINDS.......................  Facility Index System/Facility Registry System
RAATS.......................  RCRA Administrative Action Tracking System

STATE AND LOCAL RECORDS
-----------------------
SHWS........................  Hazardous Sites Cleanup Act Site List
HSCA........................  HSCA Remedial Sites Listing
SWF/LF......................  Operating Facilities
LUST........................  Storage Tank Release Sites
UNREG LTANKS................  Unregulated Tank Cases
ARCHIVE UST.................  Archived Underground Storage Tank Sites
LAST........................  Storage Tank Release Sites
ARCHIVE AST.................  Archived Aboveground Storage Tank Sites
ENG CONTROLS................  Engineering Controls Site Listing
INST CONTROL................  Institutional Controls Site Listing
DRYCLEANERS.................  Drycleaner Facility Locations
BROWNFIELDS.................  Brownfields Sites
AIRS........................  Permit and Emissions Inventory Data

TRIBAL RECORDS
--------------
INDIAN RESERV...............  Indian Reservations
INDIAN LUST.................  Leaking Underground Storage Tanks on Indian Land

                                                             EXECUTIVE SUMMARY 2

                                EXECUTIVE SUMMARY

INDIAN UST..................  Underground Storage Tanks on Indian Land

EDR PROPRIETARY RECORDS
-----------------------
MANUFACTURED GAS PLANTS.....  EDR Proprietary Manufactured Gas Plants
EDR HISTORICAL AUTO
   STATIONS.................  EDR Proprietary Historic Gas Stations
EDR HISTORICAL CLEANERS.....  EDR Proprietary Historic Dry Cleaners

SURROUNDING SITES: SEARCH RESULTS
=================================
Surrounding sites were identified in the following databases.

Elevations have been determined from the USGS Digital Elevation Model and should be evaluated on a relative (not an absolute) basis. Relative elevation information between sites of close proximity should be field verified. Sites with an elevation equal to or higher than the target property have been differentiated below from sites with an elevation lower than the target property.

Page numbers and map identification numbers refer to the EDR Radius Map report where detailed data on individual sites can be reviewed.

Sites listed in BOLD ITALICS are in multiple databases.

Unmappable (orphan) sites are not considered in the foregoing analysis.

FEDERAL RECORDS
---------------
CERCLIS-NFRAP: Archived sites are sites that have been removed and archived from the inventory of CERCL1S sites. Archived status indicates that, to the best of
EPA's knowledge, assessment at a site has been completed and that EPA has determined no further steps will be taken to list this site on the National
Priorities List (NPL), unless information indicates this decision was not appropriate or other considerations require a recommendation for listing at a later time. This decision does not necessarily mean that there is no hazard associated with a given site; it only means that, based upon available information, the location is not judged to be a potential NPL site.

     A review of the CERC-NFRAP list, as provided by EDR, and dated 06/21/2007 has revealed that there are 2 CERC-NFRAP sites within approximately 0.5 miles of the target property.

LOWER ELEVATION                     ADDRESS        DIST/DIR  MAP ID  PAGE
-----------------------------  -----------------  ---------  ------  ----
OLD CARDO SITE                 11500 NORCOM ROAD  0-1/8 S      A2      6
ALLIED TUBE AND CONDUIT CORP   11350 NORCOM ROAD  1/8-1/4SW    C8     17

CORRACTS: CORRACTS is a list of handlers with RCRA Corrective Action Activity.
This report shows which nationally-defined corrective action core events have occurred for every handler that has had corrective action activity.

     A review of the CORRACTS list, as provided by EDR, and dated 06/26/2007 has revealed that there is 1 CORRACTS site within approximately 1 mile of the target property.

EQUAL/HIGHER ELEVATION               ADDRESS        DIST/DIR  MAP ID  PAGE
-----------------------------  -------------------  --------  ------  ----
INTERNATIONAL PAPER CO LIQUID  2100 E. BYBERRY RD.  1/2-1 N     14     42

                                                             EXECUTIVE SUMMARY 3

                                EXECUTIVE SUMMARY

RCRAINFO: RCRAInfo is EPA's comprehensive information system, providing access to data supporting the Resource Conservation and Recovery Act (RCRA) of 1976 and
the Hazardous and Solid Waste Amendments (HSWA) of 1984. RCRAInfo replaces the data recording and reporting abilities of the Resource Conservation and Recovery
Information System(RCRIS). The database includes selective information on sites which generate, transport, store , treat and/or dispose of hazardous waste as defined by the Resource Conservation and Recovery Act (RCRA). Conditionally
exempt small quantity generators (CESQGs) generate less than 100 kg of hazardous waste, or less than 1 kg of acutely hazardous waste per month. Small quantity generators (SQGs) generate between 100 kg and 1,000 kg of hazardous waste per month Large quantity generators generate over 1,000 kilograms (kg) of hazardous waste, or over 1 kg of acutely hazardous waste per month. Transporters are individuals or entities that move hazardous waste from the generator offsite to a facility that can recycle, treat, store, or dispose of the waste. TSDFs treat, store, or dispose of the waste.

     A review of the RCRA-SQG list, as provided by EDR, and dated 06/13/2006 has revealed that there are 8 RCRA-SQG sites within approximately 0.25 miles of the target property.

EQUAL/HIGHER ELEVATION               ADDRESS        DIST/DIR  MAP ID  PAGE
------------------------------  -----------------  ---------  ------  ----
SPARKS EXHIBITS CORP            2828 CHARTER RD    0-1/8 NW     B4      8
PHILADELPHIA STEEL & WIRE CORP  2828 CHARTER RD    0-1/8 NW     B5     14
UNITED STATES BANKNOTE CO       11600 CAROLINE RD  1/8-1/4NW    10     36
ELECTRO NITE                    11621 CAROLINE RD  1/8-1/4NW   D11     37
PHOENIX LITHOGRAPHICS           11631 CAROLINE RD  1/8-1/4NW   D12     39

LOWER ELEVATION                      ADDRESS        DIST/DIR  MAP ID  PAGE
------------------------------  -----------------  ---------  ------  ----
CRESCO LINES INC                11500 NORCOM RD    0-1/8 S      A3      8
WESTINGHOUSE ELECTRIC CORP. AL  11350 NORCOM ROAD  1/8-1/4SW    C7     16
ALLIED TUBE AND CONDUIT CORP    11350 NORCOM ROAD  1/8-1/4SW    C8     17

STATE AND LOCAL RECORDS
-----------------------
HIST LF: The report provides facility information recorded in the Pennsylvania
Department of Environmental Protection ALI database. Some of this information has been abstracted from old records and may not accurately reflect the current conditions and status at these facilities.

     A review of the HIST LF list, as provided by EDR, and dated 01/04/2005 has revealed that there is 1 HIST LF site within approximately 0.5 miles of the target property.

LOWER ELEVATION       ADDRESS       DIST/DIR  MAP ID  PAGE
---------------  -----------------  --------  ------  ----
OLD CARDO SITE   11500 NORCOM ROAD  0-1/8 S     A2      6

UST: The Underground Storage Tank database contains registered USTs. USTs are regulated under Subtitle I of the Resource Conservation and Recovery Act (RCRA).
The data come from the Department of Environmental Resources' Regulated
Underground Storage Tank Listing.

     A review of the UST list, as provided by EDR, and dated 04/02/2007 has revealed that there is 1 UST site within approximately 0.25 miles of the target property.

EQUAL/HIGHER ELEVATION       ADDRESS        DIST/DIR   MAP ID  PAGE
----------------------  -----------------  ----------  ------  ----
NORTH PHILA JET CTR     11301 A NORCOM RD  1/8-1/4ENE     9     34

                                                             EXECUTIVE SUMMARY 4

                                EXECUTIVE SUMMARY

AST: The Aboveground Storage Tank database contains registered ASTs from the
Department of Environmental Protection's Listing of Pennsylvania Regulated
Aboveground Storage Tanks.

     A review of the AST list, as provided by EDR, and dated 04/02/2007 has revealed that there is 1 AST site within approximately 0.25 miles of the target property.

LOWER ELEVATION                       ADDRESS         DIST/DIR    MAP ID   PAGE
------------------------------   -----------------   ----------   ------   ----
ALLIED TUBE & CONDUIT NORCOM R   11350 NORCOM ROAD   1/8-1/4 SW     C6      15

MANIFEST: Hazardous waste manifest information.

     A review of the PA MANIFEST list, as provided by EDR, and dated 12/31/2005 has revealed that there are 2 PA MANIFEST sites within approximately 0.25 miles of the target property.

EQUAL/HIGHER ELEVATION                ADDRESS         DIST/DIR    MAP ID   PAGE
------------------------------   -----------------   ----------   ------   ----
SPARKS EXHIBITS CORP              2828 CHARTER RD     0-1/8 NW      B4       8

LOWER ELEVATION                       ADDRESS         DIST/DIR    MAP ID   PAGE
------------------------------   -----------------   ----------   ------   ----
ALLIED TUBE AND CONDUIT CORP     11350 NORCOM ROAD   1/8-1/4 SW     C8      17

ACT 2-DEED: This listing pertains to sites where the Department has approved a cleanup requiring a deed acknowledgment under Act 2. This list includes sites remediated to a non-residential Statewide health standard (Section 303(g)); all sites demonstrating attainment of a Site-specific standard (Section 304(m)); and
sites being remediated as a special industrial area (Section 305(g)). Persons who remediated a site to a standard that requires a deed acknowledgment shall comply with the requirements of the Solid Waste Management Act or the Hazardous
Sites Cleanup Act, as referenced in Act 2. These statutes require a property description section in the deed concerning the hazardous substance disposal on the site. The location of disposed hazardous substances and a description of the type of hazardous substances disposed on the site shall be included in the deed acknowledgment. A deed acknowledgment is required at the time of conveyance of the property.

     A review of the ACT 2-DEED list, as provided by EDR, and dated 06/08/2007 has revealed that there is 1 ACT 2-DEED site within approximately 0.5 miles of the target property.

LOWER ELEVATION                       ADDRESS         DIST/DIR    MAP ID   PAGE
------------------------------   -----------------   ----------   ------   ----
OLD CARDO SITE                   11500 NORCOM ROAD     0-1/8 S      A2       6

VCP: Voluntary Cleanup Program Sites List.

     A review of the VCP list, as provided by EDR, and dated 06/20/2007 has revealed that there is 1 VCP site within approximately 0.5 miles of the target property.

LOWER ELEVATION                       ADDRESS         DIST/DIR    MAP ID   PAGE
------------------------------   -----------------   ----------   ------   ----
OLD CARDO SITE                   11500 NORCOM ROAD     0-1/8 S      A2       6

                                                             EXECUTIVE SUMMARY 5

                                EXECUTIVE SUMMARY

Due to poor or inadequate address information, the following sites were not mapped:

Site Name                                                           Database(s)
-----------------------------------------------------------         ------------
272 NEW JERSEY AVENUE                                               SHWS, VCP
ROOSEVELT BLVD.& ROUTE 63 RESPONSE                                  CERC-NFRAP
DUPONT                                                              UNREG LTANKS
FLAT ROCK ROAD                                                      ERNS
GRAND AVE FORDEN ROAD                                               ERNS
PENNYPACK PARK AVE WELSH ROAD FRANKFORD AVE.                        ERNS
RED LINE ROAD                                                       ERNS
STATE ROAD & 1-95 JUST SOUTH OF PRISON ON NORTHERN SHIPPING         ERNS
13131 TOWSEN ROAD                                                   ERNS

                                                             EXECUTIVE SUMMARY 6

                           OVERVIEW MAP - 2027586.2S

                                  [MAP OMITTED]

                             DETAIL MAP - 2027586.2S

                                  [MAP OMITTED]

                              MAP FINDINGS SUMMARY

                                      Search
                           Target    Distance                                                   Total
Database                  Property    (Miles)   < 1/8   1/8 - 1/4   1/4 - 1/2   1/2-1   > 1   Plotted
-----------------------   --------   --------   -----   ---------   ---------   -----   ----   -------

FEDERAL RECORDS
---------------
NPL                                    1.000       0         0          0          0     NR       0
Proposed NPL                           1.000       0         0          0          0     NR       0
Delisted NPL                           1.000       0         0          0          0     NR       0
NPL LIENS                                TP       NR        NR         NR         NR     NR       0
CERCLIS                                0.500       0         0          0         NR     NR       0
CERC-NFRAP                             0.500       1         1          0         NR     NR       2
CORRACTS                               1.000       0         0          0          1     NR       1
RCRA TSD                               0.500       0         0          0         NR     NR       0
RCRA Lg. Quan. Gen.                    0.250       0         0         NR         NR     NR       0
RCRA Sm. Quan. Gen.                    0.250       3         5         NR         NR     NR       8
ERNS                                     TP       NR        NR         NR         NR     NR       0
HMIRS                                    TP       NR        NR         NR         NR     NR       0
US ENG CONTROLS                        0.500       0         0          0         NR     NR       0
US INST CONTROL                        0.500       0         0          0         NR     NR       0
DOD                                    1.000       0         0          0          0     NR       0
FUDS                                   1.000       0         0          0          0     NR       0
US BROWNFIELDS                         0.500       0         0          0         NR     NR       0
CONSENT                                1.000       0         0          0          0     NR       0
ROD                                    1.000       0         0          0          0     NR       0
UMTRA                                  0.500       0         0          0         NR     NR       0
ODI                                    0.500       0         0          0         NR     NR       0
TRIS                                     TP       NR        NR         NR         NR     NR       0
TSCA                                     TP       NR        NR         NR         NR     NR       0
FTTS                                     TP       NR        NR         NR         NR     NR       0
SSTS                                     TP       NR        NR         NR         NR     NR       0
LUCIS                                  0.500       0         0          0         NR     NR       0
DOT OPS                                  TP       NR        NR         NR         NR     NR       0
ICIS                                     TP       NR        NR         NR         NR     NR       0
HIST FTTS                                TP       NR        NR         NR         NR     NR       0
CDL                                      TP       NR        NR         NR         NR     NR       0
RADINFO                                  TP       NR        NR         NR         NR     NR       0
LIENS 2                                  TP       NR        NR         NR         NR     NR       0
PADS                                     TP       NR        NR         NR         NR     NR       0
MLTS                                     TP       NR        NR         NR         NR     NR       0
MINES                                  0.250       0         0         NR         NR     NR       0
FINDS                                    TP       NR        NR         NR         NR     NR       0
RAATS                                    TP       NR        NR         NR         NR     NR       0

STATE AND LOCAL RECORDS
-----------------------
State Haz. Waste                       1.000      0         0           0          0     NR       0
HSCA                                   1.000      0         0           0          0     NR       0
SWF/LF                                 0.500      0         0           0         NR     NR       0
HIST LF                                0.500      1         0           0         NR     NR       1
LUST                                   0.500      0         0           0         NR     NR       0
UNREG LTANKS                           0.500      0         0           0         NR     NR       0
UST                                    0.250      0         1          NR         NR     NR       1
ARCHIVE UST                            0.250      0         0          NR         NR     NR       0

                                                                          Page 4

                              MAP FINDINGS SUMMARY

                                      Search
                           Target    Distance                                                   Total
Database                  Property    (Miles)   < 1/8   1/8 - 1/4   1/4 - 1/2   1/2-1   > 1   Plotted
-----------------------   --------   --------   -----   ---------   ---------   -----   ----   -------

LAST                                   0.500       0         0           0        NR     NR       0
AST                                    0.250       0         1          NR        NR     NR       1
ARCHIVE AST                              TP       NR        NR          NR        NR     NR       0
MANIFEST                               0.250       1         1          NR        NR     NR       2
ACT 2-DEED                   X         0.500       1         0           0        NR     NR       1
ENG CONTROLS                           0.500       0         0           0        NR     NR       0
INST CONTROL                           0.500       0         0           0        NR     NR       0
VCP                          X         0.500       1         0           0        NR     NR       1
DRYCLEANERS                            0.250       0         0          NR        NR     NR       0
BROWNFIELDS                            0.500       0         0           0        NR     NR       0
AIRS                                     TP       NR        NR          NR        NR     NR       0

TRIBAL RECORDS
--------------
INDIAN RESERV                          1.000       0         0           0         0     NR       0
INDIAN LUST                            0.500       0         0           0        NR     NR       0
INDIAN UST                             0.250       0         0          NR        NR     NR       0

EDR PROPRIETARY RECORDS
-----------------------
Manufactured Gas Plants                1.000       0         0           0         0     NR       0
EDR Historical Auto Stations           0.250       0         0          NR        NR     NR       0
EDR Historical Cleaners                0.250       0         0          NR        NR     NR       0

NOTES:

   TP = Target Property

   NR = Not Requested at this Search Distance

   Sites may be listed in more than one database

                                                                          Page 5

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

1                INTEGRIS METALS                                                                                VCP    S106798862
TARGET           2811 CHARTER RD, PHILADELPHIA                                                           ACT 2-DEED        N/A
PROPERTY         PHILADELPHIA, PA

                    VCP:
ACTUAL:                Rec ID:                  Not reported
126 FT.                Activity ID:             33546
                       Municipality:            Philadelphia
                       Region:                  4100
                       Site Size:               Not reported
                       Cleanup:                 Not reported
                       Cleanup Indicator:       Not reported
                       Response Date:           Not reported
                       Category Desc:           Not reported
                       Land Designation:        Not reported

                       Rec ID:                  872
                       Activity ID:             Not reported
                       Municipality:            Philadelphia
                       Region:                  4100
                       Site Size:               Not reported
                       Cleanup:                 Statewide Health
                       Cleanup Indicator:       Not reported
                       Response Date:           1/20/2005
                       Category Desc:           Other Organics
                       Land Designation:        Not reported

                    ACT 2-DEED:
                       Record ID:               368
                       Region:                  4100
                       Site Size:               Not reported
                       Cleanup Standard:        Statewide Health
                       Cleanup Indicator:       Not reported
                       Response Date:           1/20/2005
                       Category Description:    Other Organics
                       Land Designation Code:   Not reported
                 ----------------------------------------------------------------------------------------
A2               OLD CARDO SITE                                                                          CERC-NFRAP    1003866847
SOUTH            11500 NORCOM ROAD                                                                          HIST LF    PAD987317831
< 1/8            PHILADELPHIA, PA 19154                                                                         VCP
206 FT.                                                                                                  ACT 2-DEED
                 SITE 1 OF 2 IN CLUSTER A
RELATIVE:
LOWER               CERC-NFRAP:
                       Site ID:                 0304210
ACTUAL:                Federal Facility:        Not a Federal Facility
125 FT.                NPL Status:              Not on the NPL
                       Non NPL Status:          NFRAP

                       Site Description:  AUTO PARTS REMANUFACTURER WHICH HAS UNDERGROUNDSTORAGE TANKS CONTAINING
                                          TRICHLOROETHYLENE(TCE). INFORMATION INDICATES THAT A RELEASE OF TCE TO GROUNDWATER
                                          POSSIBLY RELATED TO REMOVED UNDERGROUND STORAGE TANKS.

                    CERCLIS-NFRAP Assessment History:
                       Action:                  DISCOVERY
                       Date Started:            Not reported
                       Date Completed:          10/02/1990
                       Priority Level:          Not reported

                       Action:                  ARCHIVE SITE

                                                                          Page 6

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 OLD CARDO SITE (CONTINUED)                                                                            1003866847

                       Date Started:            Not reported
                       Date Completed:          03/10/1993
                       Priority Level:          Not reported

                       Action:                  PRELIMINARY ASSESSMENT
                       Date Started:            Not reported
                       Date Completed:          03/10/1993
                       Priority Level:          NFRAP (No Futher Remedial Action Planned

                    HIST LF INVENTORY:
                       Site ID:                 1-526
                       Inspect Date:            08/21/00
                       Facility Status:         INACTIVE
                       Facility Type:           Not reported

                    VCP:
                       Rec ID:                  Not reported
                       Activity ID:             35474
                       Municipality:            Philadelphia
                       Region:                  4100
                       Site Size:               Not reported
                       Cleanup:                 Not reported
                       Cleanup Indicator:       Not reported
                       Response Date:           Not reported
                       Category Desc:           Not reported
                       Land Designation:        Not reported

                       Rec ID:                  959
                       Activity ID:             Not reported
                       Municipality:            Philadelphia
                       Region:                  4100
                       Site Size:               Not reported
                       Cleanup:                 Statewide Health
                       Cleanup Indicator:       Not reported
                       Response Date:           8/9/2005
                       Category Desc:           Diesel Fuel
                       Land Designation:        Not reported

                    ACT 2-DEED:
                       Record ID:               410
                       Region:                  4100
                       Site Size:               Not reported
                       Cleanup Standard:        Statewide Health
                       Cleanup Indicator:       Not reported
                       Response Date:           8/9/2005
                       Category Description:    Diesel Fuel
                       Land Designation Code:   Not reported

                                                                          Page 7

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

A3               CRESCO LINES INC                                                                           RCRA-SQG   1000378208
SOUTH            11500 NORCOM RD                                                                               FINDS   PAD002318848
< 1/8            PHILADELPHIA, PA 19154
206 FT.
                    SITE 2 OF 2 IN CLUSTER A
RELATIVE:
LOWER               RCRAInfo:
                       Owner:              CRESCO LINES INC
ACTUAL:                                    (215) 555-1212
125 FT.                EPA ID:             PAD002318848

                       Contact:            FRED H JAMES
                                           (215) 676-4267

                       Classification:     Conditionally Exempt Small Quantity Generator

                       TSDF Activities:    Not reported

                       Violation Status:   No violations found

                    FINDS:
                       Other Pertinent Environmental Activity Identified at Site

                                           RCRAInfo is a national information system
                                           that supports the Resource Conservation and
                                           Recovery Act (RCRA) program through the
                                           tracking of events and activities related to
                                           facilities that generate, transport, and
                                           treat, store, or dispose of hazardous waste.
                                           RCRAInfo allows RCRA program staff to track
                                           the notification, permit, compliance, and
                                           corrective action activities required under
                                           RCRA.
                 ----------------------------------------------------------------------------------------
B4               SPARKS EXHIBITS CORP                                                                       RCRA-SQG   1000799580
NW               2828 CHARTER RD                                                                               FINDS   PAD987393642
< 1/8            PHILADELPHIA, PA 19154                                                                  PA MANIFEST
636 FT.
                 SITE 1 OF 2 IN CLUSTER B
RELATIVE:
EQUAL               RCRAInfo:
                       Owner:              SPARKS EXHIBIT CORP
ACTUAL:                                    (215) 676-1100
126 FT.                EPA ID:             PAD987393642

                       Contact:            MARTIN CASSIDY
                                           (215) 676-1100

                       Classification:     Small Quantity Generator

                       TSDF Activities:    Not reported

                       Violation Status:   No violations found

                    FINDS:

                       Other Pertinent Environmental Activity Identified at Site

                                           RCRAInfo is a national information system
                                           that supports the Resource Conservation and
                                           Recovery Act (RCRA) program through the
                                           tracking of events and activities related to
                                           facilities that generate, transport, and
                                           treat, store, or dispose of hazardous waste.
                                           RCRAInfo allows RCRA program staff to track
                                           the notification, permit, compliance, and
                                           corrective action activities required under
                                           RCRA.

                                                                          Page 8

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 SPARKS EXHIBITS CORP (CONTINUED)                                                                      1000799580

                    PA MANIFEST:
                       Manifest Number:        IL10867761
                       Manifest Type:          T
                       Generator Epa Id:       PAD987393642
                       Generator Date:         01/13/2004
                       Mailing Address:        2828 CHARTER RD
                       Mailing City, St, Zip:  PHILADELPHIA, PA 19154-2111
                       Contact Name:           Not reported
                       Contact Phone:          215-676-1100
                       TSD Epa Id:             ILD980613913
                       TSD Date:               01/27/2004
                       TSD Facility Name:      SAFETY KLEEN CORP
                       TSD Facility Address:   633 E 138TH ST
                       TSD Facility City:      DOLTON
                       TSD Facility State:     IL
                       Page Number:            1.00000
                       Line Number:            2.00000
                       Waste Number:           D001
                       Container Number:       1.00000
                       Container Type:         DM
                       Waste Quantity:         1.00000
                       Unit:                   G
                       Handling Code:          Not reported
                       Tsp Epa Id:             TXR000050930
                       Date Tsp Sig:           01/13/2004

                       Manifest Number:        IL10867761
                       Manifest Type:          T
                       Generator Epa Id:       PAD987393642
                       Generator Date:         01/13/2004
                       Mailing Address:        2828 CHARTER RD
                       Mailing City, St, Zip:  PHILADELPHIA, PA 19154-2111
                       Contact Name:           Not reported
                       Contact Phone:          215-676-1100
                       TSD Epa Id:             ILD980613913
                       TSD Date:               01/27/2004
                       TSD Facility Name:      SAFETY KLEEN CORP
                       TSD Facility Address:   633 E 138TH ST
                       TSD Facility City:      DOLTON
                       TSD Facility State:     IL
                       Page Number:            1.00000
                       Line Number:            2.00000
                       Waste Number:           F003
                       Container Number:       1.00000
                       Container Type:         DM
                       Waste Quantity:         1.00000
                       Unit:                   G
                       Handling Code:          Not reported
                       Tsp Epa Id:             TXR000050930
                       Date Tsp Sig:           01/13/2004

                       Manifest Number:        IL10867761
                       Manifest Type:          T
                       Generator Epa Id:       PAD987393642
                       Generator Date:         01/13/2004
                       Mailing Address:        2828 CHARTER RD
                       Mailing City, St, Zip:  PHILADELPHIA, PA 19154-2111

                                                                          Page 9

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 SPARKS EXHIBITS CORP (CONTINUED)                                                                      1000799580

                    Contact Name:            Not reported
                    Contact Phone:           215-676-1100
                    TSD Epa Id:              ILD980613913
                    TSD Date:                01/27/2004
                    TSD Facility Name:       SAFETY KLEEN CORP
                    TSD Facility Address:    633 E 138TH ST
                    TSD Facility City:       DOLTON
                    TSD Facility State:      IL
                    Page Number:             1.00000
                    Line Number:             2.00000
                    Waste Number:            F005
                    Container Number:        1.00000
                    Container Type:          DM
                    Waste Quantity:          1.00000
                    Unit:                    G
                    Handling Code:           Not reported
                    Tsp Epa Id:              TXR000050930
                    Date Tsp Sig:            01/13/2004

                    Manifest Number:         IL10860355
                    Manifest Type:           T
                    Generator Epa Id:        PAD987393642
                    Generator Date:          02/09/2004
                    Mailing Address:         2828 CHARTER RD
                    Mailing City, St, Zip:   PHILADELPHIA, PA 19154-2111
                    Contact Name:            Not reported
                    Contact Phone:           215-676-1100
                    TSD Epa Id:              ILD980613913
                    TSD Date:                02/17/2004
                    TSD Facility Name:       SAFETY KLEEN CORP
                    TSD Facility Address:    633 E 138TH ST
                    TSD Facility City:       DOLTON
                    TSD Facility State:      IL
                    Page Number:             1.00000
                    Line Number:             1.00000
                    Waste Number:            D001
                    Container Number:        1.00000
                    Container Type:          DM
                    Waste Quantity:          50.00000
                    Unit:                    G
                    Handling Code:           Not reported
                    Tsp Epa Id:              TXR000050930
                    Date Tsp Sig:            02/09/2004

                    Manifest Number:         IL10860355
                    Manifest Type:           T
                    Generator Epa Id:        PAD987393642
                    Generator Date:          02/09/2004
                    Mailing Address:         2828 CHARTER RD
                    Mailing City, St, Zip:   PHILADELPHIA, PA 19154-2111
                    Contact Name:            Not reported
                    Contact Phone:           215-676-1100
                    TSD Epa Id:              ILD980613913
                    TSD Date:                02/17/2004
                    TSD Facility Name:       SAFETY KLEEN CORP
                    TSD Facility Address:    633 E 138TH ST
                    TSD Facility City:       DOLTON

                                                                         Page 10

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 SPARKS EXHIBITS CORP (CONTINUED)                                                                      1000799580

                    TSD Facility State:      IL
                    Page Number:             1.00000
                    Line Number:             1.00000
                    Waste Number:            F003
                    Container Number:        1.00000
                    Container Type:          DM
                    Waste Quantity:          50.00000
                    Unit:                    G
                    Handling Code:           Not reported
                    Tsp Epa Id:              TXR000050930
                    Date Tsp Sig:            02/09/2004

                    Manifest Number:         IL10860355
                    Manifest Type:           T
                    Generator Epa Id:        PAD987393642
                    Generator Date:          02/09/2004
                    Mailing Address:         2828 CHARTER RD
                    Mailing City, St, Zip:   PHILADELPHIA, PA 19154-2111
                    Contact Name:            Not reported
                    Contact Phone:           215-676-1100
                    TSD Epa Id:              ILD980613913
                    TSD Date:                02/17/2004
                    TSD Facility Name:       SAFETY KLEEN CORP
                    TSD Facility Address:    633 E 138TH ST
                    TSD Facility City:       DOLTON
                    TSD Facility State:      IL
                    Page Number:             1.00000
                    Line Number:             1.00000
                    Waste Number:            F005
                    Container Number:        1.00000
                    Container Type:          DM
                    Waste Quantity:          50.00000
                    Unit:                    G
                    Handling Code:           Not reported
                    Tap Epa Id:              TXR000050930
                    Date Tsp Sig:            02/09/2004

                    Manifest Number.         1L10860355
                    Manifest Type:           T
                    Generator Epa Id:        PAD987393642
                    Generator Date:          02/09/2004
                    Mailing Address:         2828 CHARTER RD
                    Mailing City, St, Zip:   PHILADELPHIA, PA 19154-2111
                    Contact Name:            Not reported
                    Contact Phone:           215-676-1100
                    TSD Epa Id:              ILD980613913
                    TSD Date:                02/17/2004
                    TSD Facility Name:       SAFETY KLEEN CORP
                    TSD Facility Address:    633 E 138TH ST
                    TSD Facility City:       DOLTON
                    TSD Facility State:      IL
                    Page Number:             1.00000
                    Line Number:             2.00000
                    Waste Number:            D001
                    Container Number:        1.00000
                    Container Type:          DM
                    Waste Quantity:          4.00000

                                                                         Page 11

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 SPARKS EXHIBITS CORP (CONTINUED)                                                                      1000799580

                    Unit:                    G
                    Handling Code:           Not reported
                    Tsp Epa Id:              TXR000050930
                    Date Tsp Sig:            02/09/2004

                    Manifest Number:         IL10860355
                    Manifest Type:           T
                    Generator Epa Id:        PAD987393642
                    Generator Date:          02/09/2004
                    Mailing Address:         2828 CHARTER RD
                    Mailing City, St, Zip:   PHILADELPHIA, PA 19154-2111
                    Contact Name:            Not reported
                    Contact Phone:           215-676-1100
                    TSD Epa Id:              ILD980613913
                    TSD Date:                02/17/2004
                    TSD Facility Name:       SAFETY KLEEN CORP
                    TSD Facility Address:    633 E 138TH ST
                    TSD Facility City:       DOLTON
                    TSD Facility State:      IL
                    Page Number:             1.00000
                    Line Number:             2.00000
                    Waste Number:            F003
                    Container Number:        1.00000
                    Container Type:          DM
                    Waste Quantity:          4.00000
                    Unit:                    G
                    Handling Code:           Not reported
                    Tsp Epa Id:              TXR000060930
                    Date Tsp Sig:            02/09/2004

                    Manifest Number:         IL10860355
                    Manifest Type:           T
                    Generator Epa Id:        PAD987393642
                    Generator Date:          02/09/2004
                    Mailing Address:         2828 CHARTER RD
                    Mailing City, St, Zip:   PHILADELPHIA, PA 19154-2111
                    Contact Name:            Not reported
                    Contact Phone:           215-676-1100
                    TSD Epa Id:              ILD980613913
                    TSD Date:                02/17/2004
                    TSD Facility Name:       SAFETY KLEEN CORP
                    TSD Facility Address:    633 E 138TH ST
                    TSD Facility City:       DOLTON
                    TSD Facility State:      IL
                    Page Number:             1.00000
                    Line Number:             2.00000
                    Waste Number:            F005
                    Container Number:        1.00000
                    Container Type:          DM
                    Waste Quantity:          4.00000
                    Unit:                    G
                    Handling Code:           Not reported
                    Tsp Epa Id:              TXR000050930
                    Date Tsp Sig:            02/09/2004

                    Manifest Number:         IL11450876
                    Manifest Type:           T

                                                                         Page 12

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 SPARKS EXHIBITS CORP (CONTINUED)                                                                      1000799580

                       Generator Epa Id:       PAD987393642
                       Generator Date:         03/09/2004
                       Mailing Address:        2828 CHARTER RD
                       Mailing City, St, Zip:  PHILADELPHIA, PA 19154-2111
                       Contact Name:           Not reported
                       Contact Phone:          215-676-1100
                       TSD Epa Id:             ILD980613913
                       TSD Date:               03/18/2004
                       TSD Facility Name:      SAFETY KLEEN CORP
                       TSD Facility Address:   633 E 138TH ST
                       TSD Facility City:      DOLTON
                       TSD Facility State:     IL
                       Page Number:            1.00000
                       Line Number:            2.00000
                       Waste Number:           D001
                       Container Number:       1.00000
                       Container Type:         DM
                       Waste Quantity:         5.00000
                       Unit:                   G
                       Handling Code:          Not reported
                       Tsp Epa Id:             TXR000050930
                       Date Tsp Sig:           03/09/2004

                       Manifest Number:        IL11450876
                       Manifest Type:          T
                       Generator Epa Id:       PAD9B7393642
                       Generator Date:         03/09/2004
                       Mailing Address:        2828 CHARTER RD
                       Mailing City, St, Zip:  PHILADELPHIA, PA 19154-2111
                       Contact Name:           Not reported
                       Contact Phone:          215-676-1100
                       TSD Epa Id:             ILD980613913
                       TSD Date:               03/18/2004
                       TSD Facility Name:      SAFETY KLEEN CORP
                       TSD Facility Address:   633 E 138TH ST
                       TSD Facility City:      DOLTON
                       TSD Facility State:     IL
                       Page Number:            1.00000
                       Line Number:            2.00000
                       Waste Number:           F003
                       Container Number:       1.00000
                       Container Type:         DM
                       Waste Quantity:         5.00000
                       Unit:                   G
                       Handling Code:          Not reported
                       Tsp Epa Id:             TXR000050930
                       Date Tsp Sig:           03/09/2004

                       Manifest Number:        1L11450876
                       Manifest Type:          T
                       Generator Epa Id:       PAD987393642
                       Generator Date:         03/09/2004
                       Mailing Address:        2828 CHARTER RD
                       Mailing City, St, Zip:  PHILADELPHIA, PA 19154-2111
                       Contact Name:           Not reported
                       Contact Phone:          215-676-1100
                       TSD Epa Id:             ILD980613913

                                                                         Page 13

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 SPARKS EXHIBITS CORP (CONTINUED)                                                                      100079958O
                       TSD Date:               03/18/2004
                       TSD Facility Name:      SAFETY KLEEN CORP
                       TSD Facility Address:   633 E 138TH ST
                       TSD Facility City:      DOLTON
                       TSD Facility State:     IL
                       Page Number:            1.00000
                       Line Number:            2.00000
                       Waste Number:           F005
                       Container Number:       1.00000
                       Container Type:         DM
                       Waste Quantity:         5.00000
                       Unit:                   G
                       Handling Code:          Not reported
                       Tsp Epa Id:             TXR000050930
                       Date Tsp Sig:           03/09/2004
                 ----------------------------------------------------------------------------------------
B5               PHILADELPHIA STEEL & WIRE CORP                                                             RCRA-SQG   1000275940
NW               2828 CHARTER RD                                                                               FINDS   PAD004973517
< 1/8            PHILADELPHIA, PA 19154
636 FT.
                 SITE 2 OF 2 IN CLUSTER B
RELATIVE:
EQUAL               RCRAInfo:
                       Owner:           HYNSON, GEORGE
ACTUAL:                                 (215) 555-1212
126 FT.                EPA ID:          PAD004973517

                       Contact:         FRANK HORN
                                        (215) 677-4300

                       Classification:  Small Quantity Generator
                       TSDF Activities: Not reported

                       Violation Status: Violations exist

                          Regulation Violated:               Not reported
                          Area of Violation:                 GENERATOR-ALL REQUIREMENTS (OVERSIGHT)
                          Date Violation Determined:         08/23/1988
                          Actual Date Achieved Compliance:   09/09/1988

                             Enforcement Action:             WRITTEN INFORMAL
                             Enforcement Action Date:        08/23/1988
                             Penalty Type:                   Not reported

                          Regulation Violated:               Not reported
                          Area of Violation:                 GENERATOR-MANIFEST REQUIREMENTS
                          Date Violation Determined:         04/06/1988
                          Actual Date Achieved Compliance:   07/12/1988

                             Enforcement Action:             WRITTEN INFORMAL
                             Enforcement Action Date:        04/06/1988
                             Penalty Type:                   Not reported

                          Regulation Violated:               Not reported
                          Area of Violation:                 GENERATOR-ALL REQUIREMENTS (OVERSIGHT)
                          Date Violation Determined:         11/06/1987
                          Actual Date Achieved Compliance:   04/06/1988

                             Enforcement Action:             WRITTEN INFORMAL
                             Enforcement Action Date:        11/06/1987
                             Penalty Type:                   Not reported

                          Regulation Violated:               Not reported

                                                                         Page 14

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 PHILADELPHIA STEEL & WIRE CORP (CONTINUED)                                                            1000275940

                       Area of Violation:                 GENERATOR-ALL REQUIREMENTS (OVERSIGHT)
                       Date Violation Determined:         11/04/1987
                       Actual Date Achieved Compliance:   02/22/1989

                          Enforcement Action:             CIVIL ACTION FOR COMPLIANCE
                          Enforcement Action Date:        02/08/1989
                          Penalty Type:                   Proposed Monetary Penalty

                       There are 4 violation record(s) reported at this site:
                                                                                                   Date of
                    Evaluation                            Area of Violation                        Compliance
                    --------------------------------      --------------------------------------   ----------
                    Compliance Evaluation Inspection      GENERATOR-ALL REQUIREMENTS (OVERSIGHT)   19880909
                    Compliance Evaluation Inspection      GENERATOR-MANIFEST REQUIREMENTS          19880712
                    Compliance Evaluation Inspection      GENERATOR-ALL REQUIREMENTS (OVERSIGHT)   19880406
                    Compliance Evaluation Inspection      GENERATOR-ALL REQUIREMENTS (OVERSIGHT)   19890222

                    FINDS:

                       Other Pertinent Environmental Activity Identified at Site

                              RCRAInfo is a national information system that supports the
                              Resource Conservation and Recovery Act (RCRA) program through the tracking of events and activities related to facilities that generate, transport, and treat, store, or dispose of hazardous waste. RCRAInfo allows RCRA program staff to track the
                              notification, permit, compliance, and corrective action activities required under RCRA.
                 ----------------------------------------------------------------------------------------
C6               ALLIED TUBE & CONDUIT NORCOM RD PLT                                                           FINDS   1005534125
SW               11350 NORCOM ROAD                                                                               AST   110010990721
1/8-1/4          PHILADELPHIA, PA 19154
662 FT.
                 SITE 1 OF 3 IN CLUSTER C
RELATIVE:
LOWER            FINDS:
                    Other Pertinent Environmental Activity Identified at Site
ACTUAL:
120 FT.                       PCS (Permit Compliance System) is a computerized management information system that contains data on National Pollutant
                              Discharge Elimination System (NPDES) permit holding facilities.
                              PCS tracks the permit, compliance, and enforcement status of NPDES facilities.

                              AFS (Aerometric Information Retrieval System (AIRS) Facility
                              Subsystem) replaces the former Compliance Data System (CDS), the
                              National Emission Data System (NEDS), and the Storage and
                              Retrieval of Aerometric Data (SAROAD). AIRS is the national repository for information concerning airborne pollution in the
                              United States. AFS is used to track emissions and compliance data from industrial plants. AFS data are utilized by states to prepare
                              State Implementation Plans to comply with regulatory programs and by EPA as an input for the estimation of total national emissions.
                              AFS is undergoing a major redesign to support facility operating permits required under Title V of the Clean Air Act.

                              The NEI (National Emissions Inventory) database contains
                              information on stationary and mobile sources that emit criteria air pollutants and their precursors, as well as hazardous air pollutants (HAPs).

                                                                         Page 15

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 ALLIED TUBE & CONDUIT NORCOM RD PLT (CONTINUED)                                                         1005534125

                           PA-EFACTS (Pennsylvania - Environmental Facility
                           Application Compliance Tracking System) is a
                           Department-wide database that provides a holistic
                           view of clients and sites (including facilities) that
                           DEP regulates.

                           NPDES

                           RCRAInfo is a national information system that
                           supports the Resource Conservation and Recovery
                           Act (RCRA) program through the tracking of events
                           and activities related to facilities that
                           generate, transport, and treat, store, or dispose
                           of hazardous waste. RCRAInfo allows RCRA program
                           staff to track the notification, permit,
                           compliance, and corrective action activities
                           required under RCRA.

                           TRIS (Toxics Release Inventory System) contains
                           information from facilities on the amounts of
                           over 300 listed toxic chemicals that these
                           facilities release directly to air, water, land,
                           or that are transported off-site.

                    AST:
                       Mailing Name:            ALLIED TUBE & CONDUIT CORP
                       Mailing Address:         11350 NORCOM RD
                       Mailing Address:         Not reported
                       Mailing City, St, Zip:   PHILADELPHIA, PA 19154-2399
                       Municipality:            Philadelphia
                       Client Id:               145887
                       Site ID:                 251065
                       Other Id:                51-41684
                       2nd Facility Addr:       Not reported
                       Region Code:             4100
                       Region Code Name:        EP SE Rgnl Off
                       Tank Code:               AST
                       Tank Seq Num:            003A
                       Tank Capacity:           3300
                       Date Installed:          1999-04-21
                       Substance:               Hazardous Substance
                       Tank Status:             Currently In Use
                       Inspection Code:         Not reported
                       Tank Last Inspected:     Not reported
                       Regulated Exp Date:      2008-02-04 00:00:00
                 ----------------------------------------------------------------------------------------
C7                  WESTINGHOUSE ELECTRIC CORP. ALLIED TUBE                                              RCRA-SQG      1007113783
SW                  11350 NORCOM ROAD                                                                                  PAP000003864
1/8-1/4             PHILADELPHIA, PA 19145
662 ft.
                    SITE 2 OF 3 IN CLUSTER C
RELATIVE:
LOWER

ACTUAL:
120 FT.

                                                                         Page 16

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 WESTINGHOUSE ELECTRIC CORP. ALLIED TUBE (CONTINUED)                                                   1007113783

                    RCRAInfo:
                       Contact:            TIMOTHY L O'HARA
                                           (215) 353-4304
                       Classification:     Small Quantity Generator
                       TSDF Activities:    Not reported

                       Violation Status:   No violations found
                 ----------------------------------------------------------------------------------------
C8               ALLIED TUBE AND CONDUIT CORP                                                               RCRA-SQG   1000248694
SW               11350 NORCOM ROAD                                                                              TRIS   19154LLDTB11
1/8-1/4          PHILADELPHIA, PA 19154                                                                   CERC-NFRAP
662 FT.                                                                                                  PA MANIFEST
                 SITE 3 OF 3 IN CLUSTER C                                                                CT MANIFEST
RELATIVE:                                                                                                NY MANIFEST
LOWER

                    RCRAInfo:
ACTUAL:                Owner:     ALLIED TUBE AND CONDUIT CORPORATION
120 FT.                           (215) 676-6464
                       EPA ID:    PAD049611429

                       Contact:   DAVID S PLINER
                                  (215) 676-6464

                       Classification: Conditionally Exempt Small Quantity Generator
                       TSDF Activities: Not reported

                       Violation Status: Violations exist

                          Regulation Violated:               262.20(a), 262.20(g)
                          Area of Violation:                 GENERATOR-MANIFEST REQUIREMENTS
                          Date Violation Determined:         12/29/1993
                          Actual Date Achieved Compliance:   01/04/1994

                             Enforcement Action:             WRITTEN INFORMAL
                             Enforcement Action Date:        12/29/1993
                             Penalty Type:                   Not reported

                          Regulation Violated:               Not reported
                          Area of Violation:                 GENERATOR-LAND BAN REQUIREMENTS
                          Date Violation Determined:         04/19/1991
                          Actual Date Achieved Compliance:   05/21/1991

                          Regulation Violated:               Not reported
                          Area of Violation:                 GENERATOR-ALL REQUIREMENTS (OVERSIGHT)
                          Date Violation Determined:         04/19/1991
                          Actual Date Achieved Compliance:   06/03/1991

                             Enforcement Action:             WRITTEN INFORMAL
                             Enforcement Action Date:        06/03/1991
                             Penalty Type:                   Not reported

                          Regulation Violated:               Not reported
                          Area of Violation:                 GENERATOR-ALL REQUIREMENTS (OVERSIGHT)
                          Date Violation Determined:         04/19/1991
                          Actual Date Achieved Compliance:   06/03/1991

                             Enforcement Action:             WRITTEN INFORMAL
                             Enforcement Action Date:        06/03/1991
                             Penalty Type:                   Not reported

                          Regulation Violated:               Not reported
                          Area of Violation:                 GENERATOR-ALL REQUIREMENTS (OVERSIGHT)
                          Date Violation Determined:         01/17/1990

                                                                         Page 17

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 ALLIED TUBE AND CONDUIT CORP (CONTINUED)                                                              1000248694

                       Actual Date Achieved Compliance:   08/01/1991

                          Enforcement Action:             INITIAL 3008(A) COMPLIANCE ORDER
                          Enforcement Action Date:        06/20/1990
                          Penalty Type:                   Proposed Monetary Penalty

                          Enforcement Action:             WRITTEN INFORMAL
                          Enforcement Action Date:        01/17/1990
                          Penalty Type:                   Proposed Monetary Penalty

                          Enforcement Action:             WRITTEN INFORMAL
                          Enforcement Action Date:        03/02/1990
                          Penalty Type:                   Proposed Monetary Penalty

                       Regulation Violated:               Not reported
                       Area of Violation:                 GENERATOR-LAND BAN REQUIREMENTS
                       Date Violation Determined:         10/19/1989
                       Actual Date Achieved Compliance:   04/19/1991

                       Regulation Violated:               75.262(g)(1)(iv)
                       Area of Violation:                 GENERATOR-ALL REQUIREMENTS (OVERSIGHT)
                       Date Violation Determined:         04/10/1985
                       Actual Date Achieved Compliance:   10/19/1989

                          Enforcement Action:             WRITTEN INFORMAL
                          Enforcement Action Date:        04/26/1985
                          Penalty Type:                   Not reported

                       Regulation Violated:               75.262(i)
                       Area of Violation:                 GENERATOR-ALL REQUIREMENTS (OVERSIGHT)
                       Date Violation Determined:         04/10/1985
                       Actual Date Achieved Compliance:   10/19/1989

                          Enforcement Action:             WRITTEN INFORMAL
                          Enforcement Action Date:        04/26/1985
                          Penalty Type:                   Not reported

                       Regulation Violated:               75.262(m)(5)
                       Area of Violation:                 GENERATOR-ALL REQUIREMENTS (OVERSIGHT)
                       Date Violation Determined:         04/10/1985
                       Actual Date Achieved Compliance:   10/19/1989

                          Enforcement Action:             WRITTEN INFORMAL
                          Enforcement Action Date:        04/26/1985
                          Penalty Type:                   Not reported

                       Regulation Violated:               75.265(q)(5)
                       Area of Violation:                 GENERATOR-ALL REQUIREMENTS (OVERSIGHT)
                       Date Violation Determined:         04/10/1985
                       Actual Date Achieved Compliance:   10/19/1989

                          Enforcement Action:             WRITTEN INFORMAL
                          Enforcement Action Date:        04/26/1985
                          Penalty Type:                   Not reported

                       Regulation Violated:               75.265(q)(10)
                       Area of Violation:                 GENERATOR-ALL REQUIREMENTS (OVERSIGHT)
                       Date Violation Determined:         04/10/1985
                       Actual Date Achieved Compliance:   10/19/1989

                          Enforcement Action:             WRITTEN INFORMAL
                          Enforcement Action Date:        04/26/1985
                          Penalty Type:                   Not reported

                       Regulation Violated:               75.262(g)(1)(iii)

                                                                         Page 18

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 ALLIED TUBE AND CONDUIT CORP (CONTINUED)                                                                1000248694

                    Area of Violation:                 GENERATOR-ALL REQUIREMENTS (OVERSIGHT)
                    Date Violation Determined:         04/10/1985
                    Actual Date Achieved Compliance:   10/19/1989

                       Enforcement Action:             WRITTEN INFORMAL
                       Enforcement Action Date:        04/26/1985
                       Penalty Type:                   Not reported

                    Regulation Violated:               75.262(g)(1)(ii)
                    Area of Violaiion:                 GENERATOR-ALL REQUIREMENTS (OVERSIGHT)
                    Date Violation Determined:         04/10/1985
                    Actual Date Achieved Compliance:   10/19/1989

                       Enforcement Action:             WRITTEN INFORMAL
                       Enforcement Action Date:        04/26/1985
                       Penalty Type:                   Not reported

                    Regulation Violated:               75.262(g)(1)
                    Area of Violation:                 GENERATOR-ALL REQUIREMENTS (OVERSIGHT)
                    Date Violation Determined:         04/10/1985
                    Actual Date Achieved Compliance:   10/19/1989

                       Enforcement Action:             WRITTEN INFORMAL
                       Enforcement Action Date:        04/26/1985
                       Penalty Type:                   Not reported

                    Regulation Violated:               75.262(m)(3)
                    Area of Violation:                 GENERATOR-ALL REQUIREMENTS (OVERSIGHT)
                    Date Violation Determined:         04/10/1985
                    Actual Date Achieved Compliance:   10/19/1989

                       Enforcement Action:             WRITTEN INFORMAL
                       Enforcement Action Date:        04/26/1985
                       Penalty Type:                   Not reported

                    Regulation Violated:               75.262(f)(1)(ii)
                    Area of Violation:                 GENERATOR-ALL REQUIREMENTS (OVERSIGHT)
                    Date Violation Determined:         04/10/1985
                    Actual Date Achieved Compliance:   10/19/1989

                       Enforcement Action:             WRITTEN INFORMAL
                       Enforcement Action Date:        04/26/1985
                       Penalty Type:                   Not reported

                    Regulation Violated:               75.262(f)(1)(i)
                    Area of Violation:                 GENERATOR-ALL REQUIREMENTS (OVERSIGHT)
                    Date Violation Determined:         04/10/1985
                    Actual Date Achieved Compliance:   10/19/1989

                       Enforcement Action:             WRITTEN INFORMAL
                       Enforcement Action Date:        04/26/1985
                       Penalty Type:                   Not reported

                    Regulation Violated:               75.262(f)(1)(iii)
                    Area of Violation:                 GENERATOR-ALL REQUIREMENTS (OVERSIGHT)
                    Date Violation Determined:         04/10/1985
                    Actual Date Achieved Compliance:   10/19/1989

                       Enforcement Action:             WRITTEN INFORMAL
                       Enforcement Action Date:        04/26/1985
                       Penalty Type:                   Not reported

     There are 18 violation record(s) reported at this site:

                                                                                                                         Date of
                 Evaluation                            Area of Violation                                               Compliance
                 ---------------------------------------------------------------                                       ----------

                                                                         Page 19

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 ALLIED TUBE AND CONDUIT CORP (CONTINUED)                                                                1000248694

                       Non-Financial Record Review        GENERATOR-MANIFEST REQUIREMENTS                                  19940104
                       Compliance Evaluation Inspection   GENERATOR-ALL REQUIREMENTS (OVERSIGHT)                           19910603
                                                          GENERATOR-ALL REQUIREMENTS (OVERSIGHT)                           19910603
                                                          GENERATOR-LAND BAN REQUIREMENTS                                  19910521
                       Other Evaluation                   GENERATOR-ALL REQUIREMENTS (OVERSIGHT)                           19910801
                       Compliance Evaluation Inspection   GENERATOR-LAND BAN REQUIREMENTS                                  19910419
                       Compliance Evaluation Inspection   GENERATOR-ALL REQUIREMENTS (OVERSIGHT)                           19891019
                                                          GENERATOR-ALL REQUIREMENTS (OVERSIGHT)                           19891019
                                                          GENERATOR-ALL REQUIREMENTS (OVERSIGHT)                           19891019
                                                          GENERATOR-ALL REQUIREMENTS (OVERSIGHT)                           19891019
                                                          GENERATOR-ALL REQUIREMENTS (OVERSIGHT)                           19891019
                                                          GENERATOR-ALL REQUIREMENTS (OVERSIGHT)                           19891019
                                                          GENERATOR-ALL REQUIREMENTS (OVERSIGHT)                           19891019
                                                          GENERATOR-ALL REQUIREMENTS (OVERSIGHT)                           19891019
                                                          GENERATOR-ALL REQUIREMENTS (OVERSIGHT)                           19891019
                                                          GENERATOR-ALL REQUIREMENTS (OVERSIGHT)                           19891019
                                                          GENERATOR-ALL REQUIREMENTS (OVERSIGHT)                           19891019
                                                          GENERATOR-ALL REQUIREMENTS (OVERSIGHT)                           19891019

                       CERC-NFRAP:
                          Site ID:                  0304082
                          Federal Facility:         Not a Federal Facility
                          NPL Status:               Not on the NPL
                          Non NPL Status:           NFRAP

                       CERCLIS-NFRAP Site Alias Name(s):
                          Alias Name:               ALLIED TUBE AND CONDUIT CORP
                          Alias Address:            Not reported
                                                    PHILADELPHIA, PA
                          Site Description: Not reported

                       CERCLIS-NFRAP Assessment History:
                          Action:                   DISCOVERY
                          Date Started:             Not reported
                          Date Completed:           07/25/1990
                          Priority Level:           Not reported

                       Action:                      PRELIMINARY ASSESSMENT
                          Date Started:             11/30/1990
                          Date Completed:           02/22/1991
                          Priority Level:           NFRAP (No Futher Remedial Action Planned

                       Action:                      ARCHIVE SITE
                          Date Started:             Not reported
                          Date Completed:           01/23/1996
                          Priority Level:           Not reported

                       PA MANIFEST:
                          Manifest Number:          PAH199319
                          Manifest Type:            T
                          Generator Epa Id:         PAD049611429
                          Generator Date:           04/14/2005
                          Mailing Address:          11350 NORCOM RD
                          Mailing City, St, Zip:    PHILADELPHIA, PA 19154
                          Contact Name:             DAVID S PLINER
                          Contact Phone:            215-676-6464
                          TSD Epa Id:               PAD067098822

                                                                         Page 20

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 ALLIED TUBE AND CONDUIT CORP (CONTINUED)                                                                1000248594

                       TSD Date:                 04/14/2005
                       TSD Facility Name:        CYCLE CHEM
                       TSD Facility Address:     550 INDUSTRIAL DR
                       TSD Facility City:        LEWISBERRY
                       TSD Facility State:       PA
                       Page Number:              1.00000
                       Line Number:              1.00000
                       Waste Number:             D002
                       Container Number:         3.00000
                       Container Type:           DF
                       Waste Quantity:           100.00000
                       Unit:                     G
                       Handling Code:            Not reported
                       Tsp Epa Id:               NJ0000027193
                       Date Tsp Sig:             04/14/2005
                       Manifest Number:          PAH199319
                       Manifest Type:            T
                       Generator Epa Id:         PAD049611429
                       Generator Date:           04/14/2005
                       Mailing Address:          11350 NORCOM RD
                       Mailing City, St, Zip:    PHILADELPHIA, PA 19154
                       Contact Name:             DAVID S PLINER
                       Contact Phone:            215-676-6464
                       TSD Epa Id:               PAD067098822
                       TSD Date:                 04/14/2005

                       TSD Facility Name:        CYCLE CHEM
                       TSD Facility Address:     550 INDUSTRIAL DR
                       TSD Facility City:        LEWISBERRY
                       TSD Facility State:       PA
                       Page Number:              1.00000
                       Line Number:              2.00000
                       Waste Number:             NONE
                       Container Number:         2.00000
                       Container Type:           DM
                       Waste Quantify:           100.00000
                       Unit:                     G
                       Handling Code:            Not reported
                       Tsp Epa Id:               NJ0000027193
                       Date Tsp Sig:             04/14/2005
                       Manifest Number:          PAH199319
                       Manifest Type:            T
                       Generator Epa Id:         PAD049611429
                       Generator Date:           04/14/2005

                       Mailing Address:          11350 NORCOM RD
                       Mailing City, St, Zip:    PHILADELPHIA, PA 19154
                       Contact Name:             DAVID S PLINER
                       Contact Phone:            215-676-6464
                       TSD Epa Id:               PAD067098822
                       TSD Date:                 04/14/2005
                       TSD Facility Name:        CYCLE CHEM
                       TSD Facility Address:     550 INDUSTRIAL DR
                       TSD Facility City:        LEWISBERRY
                       TSD Facility State:       PA
                       Page Number:              1.00000
                       Line Number:              3.00000

                                                                         Page 21

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 ALLIED TUBE AND CONDUIT CORP (CONTINUED)                                                              1000248694

                       Waste Number:                    NONE
                       Container Number:                8.00000
                       Container Type:                  DM
                       Waste Quantity:                  400.00000
                       Unit:                            G
                       Handling Code:                   Not reported
                       Tsp Epa Id:                      NJ0000027193
                       Date Tsp Sig:                    04/14/2005

                    CT MANIFEST:
                       Manifest No:                     Not reported
                       Waste Occurence:                 Not reported
                       UNNA:                            Not reported
                       Hazard Class:                    Not reported
                       US Dot Description:              Not reported
                       No of Containers:                Not reported
                       Container Type:                  Not reported
                       Quantity:                        Not reported
                       Weight/Volume:                   Not reported
                       Additional Description:          Not reported
                       Handling Code:                   Not reported
                       Date Record Was Last Modified:   Not reported
                       DEO Who Last Modified Record:    Not reported
                       Manifest No:                     Not reported
                       Waste Occurence:                 Not reported
                       EPA Waste Code:                  Not reported
                       Recycled Waste?:                 Not reported
                       Date Record Was Last Modified:   Not reported
                       DEO Who Last Modified Record:    Not reported
                       Year:                            1994
                       Manifest ID:                     CTF0272100
                       TSDF EPA ID:                     CTD000604488
                       TSDF Name:                       CLEAN HARBORS OF CONNECTICUT, INC.
                       TSDF Address:                    51 BRODERICK RD
                       TSDF City, St, Zip:              BRISTOL, CT 06010
                       TSDF Country:                    USA
                       TSDF Telephone:                  Not reported
                       Transport Date:                  05/12/94
                       Transporter EPA ID:              MAD039322250
                       Transporter Name:                CLEAN HARBORS ENVIRONMENTAL SERVICES, INC.
                       Transporter Country:             USA
                       Transporter Phone:               Not reported
                       Trans 2 Date:                    / /
                       Trans 2 EPA ID:                  Not reported
                       Trans 2 Name:                    Not reported
                       Trans 2 Address:                 Not reported
                       Trans 2 City, St, Zip:           CT
                       Trans 2 Country:                 USA
                       Trans 2 Phone:                   Not reported
                       Generator EPA ID:                PAD049611429
                       Gererator Phone:                 Not reported
                       Generator Address:               Not reported
                       Generator City,                  Not reported
                       State, Zip:
                       Generator Country:               Not reported
                       Special Handling:                Not reported
                       Discrepancies:                   Yes
                       Date Shipped:                    05/12/94

                                                                         Page 22

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 ALLIED TUBE AND CONDUIT CORP (CONTINUED)                                                              1000248694

                       Date Received:                   05/16/94
                       Last modified date:              04/26/04
                       Last modified by:                IG
                       Comments:                        Not reported
                       Year:                            1993
                       Manifest ID:                     CTF0288405
                       TSDF EPA ID:                     CTD000604488
                       TSDF Name:                       CLEAN HARBORS OF CONNECTICUT, INC.
                       TSDF Address:                    51 BRODERICK RD
                       TSDF City, St, Zip:              BRISTOL, CT 06010
                       TSDF Country:                    USA
                       TSDF Telephone:                  Not reported
                       Transport Date:                  07/28/93
                       Transporter EPA ID:              MAD039322250
                       Transporter Name:                CLEAN HARBORS ENVIRONMENTAL SERVICES, INC.
                       Transporter Country:             USA
                       Transporter Phone:               Not reported
                       Trans 2 Date:                    07/29/93
                       Trans 2 EPA ID:                  MAD039322250
                       Trans 2 Name:                    CLEAN HARBORS ENVIRONMENTAL SERVICES, INC.
                       Trans 2 Address:                 Not reported
                       Trans 2 City, St, Zip:           CT
                       Trans 2 Country:                 USA
                       Trans 2 Phone:                   Not reported
                       Generator EPA ID:                PAD049611429
                       Gererator Phone:                 Not reported
                       Generator Address:               Not reported
                       Generator City, State, Zip:      Not reported
                       Generator Country:               Not reported
                       Special Handling:                Not reported
                       Discrepancies:                   Yes
                       Date Shipped:                    07/28/93
                       Date Received:                   08/02/93
                       Last modified date:              04/27/04
                       Last modified by:                IG
                       Comments:                        Not reported
                       Year:                            1993
                       Manifest ID:                     CTF0288412
                       TSDF EPA ID:                     CTD000604488
                       TSDF Name:                       CLEAN HARBORS OF CONNECTICUT, INC.
                       TSDF Address:                    51 BRODERICK RD
                       TSDF CITY, St, Zip:              BRISTOL, CT 06010
                       TSDF Country:                    USA
                       TSDF Telephone:                  Not reported
                       Transport Date:                  12/01/93
                       Transporter EPA ID:              MAD039322250
                       Transporter Name:                CLEAN HARBORS ENVIRONMENTAL SERVICES, INC.
                       Transporter Country:             USA
                       Transporter Phone:               Not reported
                       Trans 2 Date:                    / /
                       Trans 2 EPA ID:                  Not reported
                       Trans 2 Name:                    Not reported
                       Trans 2 Address:                 Not reported
                       Trans 2 City, St, Zip:           CT
                       Trans 2 Country:                 USA
                       Trans 2 Phone:                   Not reported
                       Generator EPA ID:                PAD049611429

                                                                         Page 23

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 ALLIED TUBE AND CONDUIT CORP (CONTINUED)                                                              1000248694

                       Gererator Phone:                 Not reported
                       Generator Address:               Not reported
                       Generator City, State, Zip:      Not reported
                       Generator Country:               Not reported
                       Special Handling:                Not reported
                       Discrepancies:                   Yes
                       Date Shipped:                    12/01/93
                       Date Received:                   12/02/93
                       Last modified date:              04/27/04
                       Last modified by:                IG
                       Comments:                        Not reported

                    NY MANIFEST:
                       Document ID:                     NYB1581903
                       Manifest Status:                 Compleled copy
                       Trans1 State !D:                 NY7298NY
                       Trans2 State ID:                 Not reported
                       Generator Ship Date:             910801
                       Trans1 Recv Date:                910801
                       Trans2 Recv Date:                Not reported
                       TSD Site Recv Date:              910801
                       Part A Recv Date:                Not reported
                       Part B Recv Date:                910816
                       Generator EPA ID:                PAD049611429
                       Trans1 EPA ID:                   NYD000691949
                       Trans2 EPA ID:                   Not reported
                       TSDF ID:                         NYD000691949
                       Waste Code:                      D002 - NON-LISTED CORROSIVE WASTES
                       Quantity:                        02970
                       Units:                           G - Gallons (liquids only}* (8.3 pounds)
                       Number of Containers:            001
                       Container Type:                  TT - Cargo tank, tank trucks
                       Handling Method:                 T Chemical, physical, or biological treatment.
                       Specific Gravity:                100
                       Year:                            91
                       Facility Type:                   Generator
                       EPA ID:                          PAD049611429
                       Facility Name:                   ALLIED TUBE AND CONDUIT CORPORATION
                       Facility Address:                11350 NORCOM RD
                       Facility City:                   PHILADELPHIA
                       Facility Zip 4:                  Not reported
                       Country:                         Not reported
                       County:                          Not reported
                       Mailing Name:                    ALLIED TUBE AND CONDUIT CORPORATION
                       Mailing Contact:                 PLINER DAVID S MGR PROCES
                       Mailing Address:                 11350 NORCOM RD
                       Mailing City:                    PHILADELPHIA
                       Mailing State:                   PA
                       Mailing Zip;                     19154
                       Mailing Zip4:                    Not reported
                       Mailing Country:                 Not reported
                       Mailing Phone:                   215-676-6464

                       Document ID:                     NYB2460753
                       Manifest Status:                 Completed after the designated time period for
                                                        a TSDF to get a copy to the DEC
                       Trans1 State ID:                 NY72989Y
                       Trans2 State ID:                 Not reported

                                                                         Page 24

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 ALLIED TUBE AND CONDUIT CORP (CONTINUED)                                                              1000248694

                       Generator Ship Date:    910206
                       Trans1 Recv Date:       910206
                       Trans2 Recv Date:       Not reported
                       TSD Site Recv Date:     910206
                       Part A Recv Date:       910222
                       Part B Recv Date:       910308
                       Generator EPA ID:       PAD049611429
                       Trans1 EPA ID:          NYD000691949
                       Trans2 EPA ID:          Not reported
                       TSDF ID:                NYD000691949
                       Waste Code:             D002 - NON-LISTED CORROSIVE WASTES
                       Quantity:               02800
                       Units:                  G - Gallons (liquids only)* (8.3 pounds)
                       Number of Containers:   001
                       Container Type:         TT - Cargo tank, tank trucks
                       Handling Method:        T Chemical, physical, or biological treatment.
                       Specific Gravity:       100
                       Year:                   91
                       Facility Type:          Generator
                       EPA ID:                 PAD049611429
                       Facility Name:          ALLIED TUBE AND CONDUIT CORPORATION
                       Facility Address:       11350 NORCOM RD
                       Facility City:          PHILADELPHIA
                       Facility Zip 4:         Not reported
                       Country:                Not reported
                       County:                 Not reported
                       Mailing Name:           ALLIED TUBE AND CONDUIT CORPORATION
                       Mailing Contact:        PLINER DAVID S MGR PROCES
                       Mailing Address:        11350 NORCOM RD
                       Mailing City:           PHILADELPHIA
                       Mailing State:          PA
                       Mailing Zip:            19154
                       Mailing Zip4:           Not reported
                       Mailing Country:        Not reported
                       Mailing Phone:          215-676-6464

                       Document ID:            NYB1581921
                       Manifest Status:        Completed copy
                       Trans1 State ID:        NY72989Y
                       Trans2 State ID:        Not reported
                       Generator Ship Date:    911014
                       Trans1 Recv Date:       911014
                       Trans2 Recv Date:       Not reported
                       TSD Site Recv Date:     911014
                       Part A Recv Date:       911029
                       Part B Recv Date:       911106
                       Generator EPA ID:       PAD049611429
                       Trans1 EPA ID:          NYD000691949
                       Trans2 EPA ID:          Not reported
                       TSDF ID:                NYD000691949
                       Waste Code:             D002 - NON-LISTED CORROSIVE WASTES
                       Quantity:               02200
                       Units:                  G - Gallons (liquids only)* (8.3 pounds)
                       Number of Containers:   001
                       Container Type:         TT - Cargo tank, tank trucks
                       Handling Method:        T Chemical, physical, or biological treatment.
                       Specific Gravity:       100

                                                                         Page 25

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 ALLIED TUBE AND CONDUIT CORP (CONTINUED)                                                              1000248694

                       Year:                   91
                       Facility Type:          Generator
                       EPA ID:                 PAD049611429
                       Facility Name:          ALLIED TUBE AND CONDUIT CORPORATION
                       Facility Address:       11350 NORCOM RD
                       Facility City:          PHILADELPHIA
                       Facility Zip 4:         Not reported
                       Country:                Not reported
                       County:                 Not reported
                       Mailing Name:           ALLIED TUBE AND CONDUIT CORPORATION
                       Mailing Contact:        PLINER DAVID S MGR PROCES
                       Mailing Address:        11350 NORCOM RD
                       Mailing City:           PHILADELPHIA
                       Mailing State:          PA
                       Mailing Zip:            19154
                       Mailing Zip4:           Not reported
                       Mailing Country:        Not reported
                       Mailing Phone:          215-676-6464

                       Document ID:            NYB2867283
                       Manifest Status:        Completed copy
                       Trans1 State ID:        NY72989Y
                       Trans2 State ID:        Not reported
                       Generator Ship Date:    920317
                       Trans1 Recv Date:       920317
                       Trans2 Recv Date:       Not reported
                       TSD Site Recv Date:     920317
                       Part A Recv Date:       920327
                       Part B Recv Date:       920327
                       Generator EPA ID:       PAD049611429
                       Trans1 EPA ID:          NYD000691949
                       Trans2 EPA ID:          Not reported
                       TSDF ID:                NYD000691949
                       Waste Code:             D002 - NON-LISTED CORROSIVE WASTES
                       Quantity:               01100
                       Units:                  G - Gallons (liquids only)* (8.3 pounds)
                       Number of Containers:   001
                       Container Type:         TT - Cargo tank, tank trucks
                       Handling Method:        T Chemical, physical, or biological treatment.
                       Specific Gravity:       100
                       Year:                   92
                       Facility Type:          Generator
                       EPA ID:                 PAD049611429
                       Facility Name:          ALLIED TUBE AND CONDUIT CORPORATION
                       Facility Address:       11350 NORCOM RD
                       Facility City:          PHILADELPHIA
                       Facility Zip 4:         Not reported
                       Country:                Not reported
                       County:                 Not reported
                       Mailing Name:           ALLIED TUBE AND CONDUIT CORPORATION
                       Mailing Contact:        PLINER DAVID S MGR PROCES
                       Mailing Address:        11350 NORCOM RD
                       Mailing City:           PHILADELPHIA
                       Mailing State:          PA
                       Mailing Zip:            19154
                       Mailing Zip4:           Not reported
                       Mailing Country:        Not reported

                                                                         Page 26

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 ALLIED TUBE AND CONDUIT CORP (CONTINUED)                                                              1000248694

                       Mailing Phone:          215-676-6464

                       Document ID:            NYO1650438
                       Manifest Status:        Completed after the designated time period for a TSDF
                                               to get a copy to the DEC
                       Trans1 State ID:        NY2A074
                       Trans2 State ID:        Not reported
                       Generator Ship Date:    820819
                       Trans1 Recv Date:       820819
                       Trans2 Recv Date:       Not reported
                       TSD Site Recv Date:     820819
                       Part A Recv Date:       Not reported
                       Part B Recv Date:       Not reported
                       Generator EPA ID:       PAD049611429
                       Trans1 EPA ID:          NYD000824334
                       Trans2 EPA ID:          Not reported
                       TSDF ID:                NYD000824334
                       Waste Code:             F001 - UNKNOWN
                       Quantity:               02000
                       Units:                  G - Gallons (liquids only)* (8.3 pounds)
                       Number of Containers:   005
                       Container Type:         DM - Metal drums, barrels
                       Handling Method:        R Material recovery of more than 75 percent of the
                                               total material.
                       Specific Gravity:       100
                       Year:                   82
                       Facility Type:          Generator
                       EPA ID:                 PAD049611429
                       Facility Name:          ALLIED TUBE AND CONDUIT CORPORATION
                       Facility Address:       11350 NORCOM RD
                       Facility City:          PHILADELPHIA
                       Facility Zip 4:         Not reported
                       Country:                Not reported
                       County:                 Not reported
                       Mailing Name:           ALLIED TUBE AND CONDUIT CORPORATION
                       Mailing Contact:        PLINER DAVID S MGR PROCES
                       Mailing Address:        11350 NORCOM RD
                       Mailing City:           PHILADELPHIA
                       Mailing State:          PA
                       Mailing Zip:            19154
                       Mailing Zip4:           Not reported
                       Mailing Country:        Not reported
                       Mailing Phone:          215-676-6464

                       Document ID:            NYO3080619
                       Manifest Status:        Completed copy
                       Trans1 State ID:        NY2A704
                       Trans2 State ID:        Not reported
                       Generator Ship Date:    830831
                       Trans1 Recv Date:       830831
                       Trans2 Recv Date:       Not reported
                       TSD Site Recv Date:     830831
                       Part A Recv Date:       030912
                       Part B Recv Date:       030912
                       Generator EPA ID:       PAD049611429
                       Trans1 EPA ID:          NYD000824334
                       Trans2 EPA ID:          Not reported
                       TSDF ID:                NYD000824334
                       Waste Code:             F001 - UNKNOWN

                                                                         Page 27

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 ALLIED TUBE AND CONDUIT CORP (CONTINUED)                                                              1000248694

                       Quantity:               02100
                       Units:                  G - Gallons (liquids only)* (8.3 pounds)
                       Number of Containers:   005
                       Container Type:         DM - Metal drums, barrels
                       Handling Method:        R Material recovery of more than 75 percent of the
                                               total material.
                       Specific Gravity:       100
                       Year:                   83
                       Facility Type:          Generator
                       EPA ID:                 PAD049611429
                       Facility Name:          ALLIED TUBE AND CONDUIT CORPORATION
                       Facility Address:       11350 NORCOM RD
                       Facility City:          PHILADELPHIA
                       Facility Zip 4:         Not reported
                       Country:                Not reported
                       County:                 Not reported
                       Mailing Name:           ALLIED TUBE AND CONDUIT CORPORATION
                       Mailing Contact:        PLINER DAVID S MGR PROCES
                       Mailing Address:        11350 NORCOM RD
                       Mailing City:           PHILADELPHIA
                       Mailing State:          PA
                       Mailing Zip:            19154
                       Mailing Zip4:           Not reported
                       Mailing Country:        Not reported
                       Mailing Phone:          215-676-6464

                       Document ID:            NYB4670982
                       Manifest Status:        Completed copy
                       Trans1 State ID:        72989Y
                       Trans2 State ID:        Not reported
                       Generator Ship Date:    921016
                       Trans1 Recv Date:       921016
                       Trans2 Recv Date:       Not reported
                       TSD Site Recv Date:     921016
                       Part A Recv Date:       921030
                       Part B Recv Date:       921030
                       Generator EPA ID:       PAD049611429
                       Trans1 EPA ID:          PAD982661381
                       Trans2 EPA ID:          Not reported
                       TSDF ID:                NYD000691949
                       Waste Code:             D002 - NON-LISTED CORROSIVE WASTES
                       Quantity:               01650
                       Units:                  G - Gallons (liquids only)* (8.3 pounds)
                       Number of Containers:   001
                       Container Type:         TT - Cargo tank, tank trucks
                       Handling Method:        T Chemical, physical, or biological treatment.
                       Specific Gravity:       100
                       Year:                   92
                       Facility Type:          Generator
                       EPA ID:                 PAD049611429
                       Facility Name:          ALLIED TUBE AND CONDUIT CORPORATION
                       Facility Address:       11350 NORCOM RD
                       Facility City:          PHILADELPHIA
                       Facility Zip 4:         Not reported
                       Country:                Not reported
                       County:                 Not reported
                       Mailing Name:           ALLIED TUBE AND CONDUIT CORPORATION
                       Mailing Contact:        PLINER DAVID S MGR PROCES

                                                                         Page 28

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 ALLIED TUBE AND CONDUIT CORP (CONTINUED)                                                              1000248694
                       Mailing Address:        11350 NORCOM RD
                       Mailing City:           PHILADELPHIA
                       Mailing State:          PA
                       Mailing Zip:            19154
                       Mailing Zip4:           Not reported
                       Mailing Country:        Not reported
                       Mailing Phone:          215-676-6464

                       Document ID:            NYA2068506
                       Manifest Status:        Completed copy
                       Trans1 State ID:        9082GFPLA
                       Trans2 State ID:        Not reported
                       Generator Ship Date:    850515
                       Trans1 Recv Date:       850515
                       Trans2 Recv Date:       Not reported
                       TSD Site Recv Date:     850515
                       Part A Recv Date:       850521
                       Part B Recv Date:       850528
                       Generator EPA ID:       PAD049611429
                       Trans1 EPA ID:          NYD000824334
                       Trans2 EPA ID:          Not reported
                       TSDF ID:                NYD000824334
                       Waste Code:             F001 - UNKNOWN
                       Quantity:               00385
                       Units:                  G - Gallons (liquids only)* (8.3 pounds)
                       Number of Containers:   007
                       Container Type:         DM - Metal drums, barrels
                       Handling Method:        B Incineration, heat recovery, burning.
                       Specific Gravity:       100
                       Year:                   85
                       Facility Type:          Generator
                       EPA ID:                 PAD049611429
                       Facility Name:          ALLIED TUBE AND CONDUIT CORPORATION
                       Facility Address:       11350 NORCOM RD
                       Facility City:          PHILADELPHIA
                       Facility Zip 4:         Not reported
                       Country:                Not reported
                       County:                 Not reported
                       Mailing Name:           ALLIED TUBE AND CONDUIT CORPORATION
                       Mailing Contact:        PLINER DAVID S MGR PROCES
                       Mailing Address:        11350 NORCOM RD
                       Mailing City:           PHILADELPHIA
                       Mailing State:          PA
                       Mailing Zip:            19154
                       Mailing Zip4:           Not reported
                       Mailing Country:        Not reported
                       Mailing Phone:          215-676-6464

                       Document ID:            NYB2055240
                       Manifest Status:        Completed after the designated time period for a TSDF
                                               to get a copy to the DEC
                       Trans1 State ID:        NJT-339-C
                       Trans2 State ID:        Not reported
                       Generator Ship Date:    900411
                       Trans1 Recv Date:       900411
                       Trans2 Recv Date:       Not reported
                       TSD Site Recv Date:     900411
                       Part A Recv Date:       900530

                                                                         Page 29

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 ALLIED TUBE AND CONDUIT CORP (CONTINUED)                                                              1000248694

                       Part B Recv Date:       900514
                       Generator EPA ID:       PAD049611429
                       Trans1 EPA ID:          PAD085690592
                       Trans2 EPA ID:          Not reported
                       TSDF ID:                NYD000691949
                       Waste Code:             D002 - NON-LISTED CORROSIVE WASTES
                       Quantity:               03275
                       Units:                  G - Gallons (liquids only)* (8.3 pounds)
                       Number of Containers:   001
                       Container Type:         TT - Cargo tank, tank trucks
                       Handling Method:        T Chemical, physical, or biological treatment.
                       Specific Gravity:       100
                       Year:                   90
                       Facility Type:          Generator
                       EPA ID:                 PAD049611429
                       Facility Name:          ALLIED TUBE AND CONDUIT CORPORATION
                       Facility Address:       11350 NORCOM RD
                       Facility City:          PHILADELPHIA
                       Facility Zip 4:         Not reported
                       Country:                Not reported
                       County:                 Not reported
                       Mailing Name:           ALLIED TUBE AND CONDUIT CORPORATION
                       Mailing Contact:        PLINER DAVID S MGR PROCES
                       Mailing Address:        11350 NORCOM RD
                       Mailing City:           PHILADELPHIA
                       Mailing State:          PA
                       Mailing Zip:            19154
                       Mailing Zip4:           Not reported
                       Mailing Country:        Not reported
                       Mailing Phone:          215-676-6464

                       Document ID:            NYB2069271
                       Manifest Status:        Completed after the designated time period for a TSDF
                                               to get a copy to the DEC
                       Trans1 State ID:        TM-15208P
                       Trans2 State ID:        Not reported
                       Generator Ship Date:    900626
                       Trans1 Recv Date:       900626
                       Trans2 Recv Date:       Not reported
                       TSD Site Recv Date:     900626
                       Part A Recv Date:       900808
                       Part B Recv Date:       900808
                       Generator EPA ID:       PAD049611429
                       Trans1 EPA ID:          PAD085690592
                       Trans2 EPA ID:          Not reported
                       TSDF ID:                NYDO00691949
                       Waste Code:             D002 - NON-LISTED CORROSIVE WASTES
                       Quantity:               03016
                       Units:                  G - Gallons (liquids only)* (8.3 pounds)
                       Number of Containers:   001
                       Container Type:         TT - Cargo tank, tank trucks
                       Handling Method:        T Chemical, physical, or biological treatment.
                       Specific Gravity:       100
                       Year:                   90
                       Facility Type:          Generator
                       EPA ID:                 PAD049611429
                       Facility Name:          ALLIED TUBE AND CONDUIT CORPORATION
                       Facility Address:       11350 NORCOM RD

                                                                         Page 30

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 ALLIED TUBE AND CONDUIT CORP (CONTINUED)                                                              1000248694

                       Facility City:                   PHILADELPHIA
                       Facility Zip 4:                  Not reported
                       Country:                         Not reported
                       County:                          Not reported
                       Mailing Name:                    ALLIED TUBE AND CONDUIT CORPORATION
                       Mailing Contact:                 PLINER DAVID S MGR PROCES
                       Mailing Address:                 11350 NORCOM RD
                       Mailing City:                    PHILADELPHIA
                       Mailing State:                   PA
                       Mailing Zip:                     19154
                       Mailing Zip4:                    Not reported
                       Mailing Country:                 Not reported
                       Mailing Phone:                   215-676-6464

                       Document ID:                     NYB4331988
                       Manifest Status:                 Completed copy
                       Trans1 State ID:                 72989YNY
                       Trans2 State ID:                 Not reported
                       Generator Ship Date:             930420
                       Trans1 Recv Date:                930420
                       Trans2 Recv Date:                Not reported
                       TSD Site Recv Date:              930420
                       Part A Recv Date:                930428
                       Part B Recv Date:                930503
                       Generator EPA ID:                PAD049611429
                       Trans1 EPA ID:                   PAD982661381
                       Trans2 EPA ID:                   Not reported
                       TSDF ID:                         NYD000691949
                       Waste Code:                      D002 - NON-LISTED CORROSIVE WASTES
                       Quantity:                        01540
                       Units:                           G - Gallons (liquids only)* (8.3 pounds)
                       Number of Containers:            001
                       Container Type:                  TT - Cargo tank, tank trucks
                       Handling Method:                 T Chemical, physical, or biological treatment.
                       Specific Gravity:                100
                       Year:                            93
                       Facility Type:                   Generator
                       EPA ID:                          PAD049611429
                       Facility Name:                   ALLIED TUBE AND CONDUIT CORPORATION
                       Facility Address:                11350 NORCOM RD
                       Facility City:                   PHILADELPHIA
                       Facility Zip 4:                  Not reported
                       Country:                         Not reported
                       County:                          Not reported
                       Mailing Name:                    ALLIED TUBE AND CONDUIT CORPORATION
                       Mailing Contact:                 PLINER DAVID S MGR PROCES
                       Mailing Address:                 11350 NORCOM RD
                       Mailing City:                    PHILADELPHIA
                       Mailing State:                   PA
                       Mailing Zip:                     19154
                       Mailing Zip4:                    Not reported
                       Mailing Country:                 Not reported
                       Mailing Phone:                   215-676-6464

                       Document ID:                     NYB7661187
                       Manifest Status:                 Completed copy
                       Trans1 State ID:                 PAAH0420

                                                                         Page 31

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 ALLIED TUBE AND CONDUIT CORP (CONTINUED)                                                              1000248694

                       Trans2 State ID:                 Not reported
                       Generator Ship Date:             960912
                       Trans1 Recv Date:                960912
                       Trans2 Recv Date:                Not reported
                       TSD Site Recv Date:              960912
                       Part A Recv Date:                960925
                       Part B Recv Date:                961003
                       Generator EPA ID:                PAD049611429
                       Trans1 EPA ID:                   NJD986607380
                       Trans2 EPA ID:                   Not reported
                       TSDF ID:                         NY0000343889
                       Waste Code:                      D009 - MERCURY 0.2 MG/L TCLP
                       Quantity:                        00825
                       Units:                           P - Pounds
                       Number of Containers:            055
                       Container Type:                  CF - Fiber or plastic boxes, cartons
                       Handling Method:                 R Material recovery of more than 75 percent
                                                        of the total material.
                       Specific Gravity:                100
                       Year:                            96
                       Facility Type:                   Generator
                       EPA ID:                          PAD049611429
                       Faciiity Name:                   ALLIED TUBE AND CONDUIT CORPORATION
                       Facility Address:                11350 NORCOM RD
                       Facility City:                   PHILADELPHIA
                       Facility Zip 4:                  Not reported
                       Country:                         Not reported
                       County:                          Not reported
                       Mailing Name:                    ALLIED TUBE AND CONDUIT CORPORATION
                       Mailing Contact:                 PLINER DAVID S MGR PROCES
                       Mailing Address:                 11350 NORCOM RD
                       Mailing City:                    PHILADELPHIA
                       Mailing State:                   PA
                       Mailing Zip:                     19154
                       Mailing Zip4:                    Not reported
                       Mailing Country:                 Not reported
                       Mailing Phone:                   215-676-6464

                       Document ID:                     NYB2165904
                       Manifest Status:                 Completed after the designated time period for
                                                        a TSDF to get a copy to the DEC
                       Trans1 State ID:                 TM15208
                       Trans2 State ID:                 Not reported
                       Generator Ship Date:             900912
                       Trans1 Recv Date:                900912
                       Trans2 Recv Date:                Not reported
                       TSD Site Recv Date:              900912
                       Part A Recv Date:                900927
                       Part B Recv Date:                901010
                       Generator EPA ID:                PAD049611429
                       Trans1 EPA ID:                   PAD085690592
                       Trans2 EPA ID:                   Not reported
                       TSDF ID:                         NYD000691949
                       Waste Code:                      D002 - NON-LISTED CORROSIVE WASTES
                       Quantity:                        03289
                       Units:                           G - Gallons (liquids only)* (8-3 pounds)
                       Number of Containers:            001
                       Container Type:                  TT - Cargo tank, tank trucks
                       Handling Method:                 T Chemical, physical, or biological treatment.

                                                                         Page 32

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 ALLIED TUBE AND CONDUIT CORP (CONTINUED)                                                              1000248694

                       Specific Gravity:                100
                       Year:                            90
                       Facility Type:                   Generator
                       EPA ID:                          PAD049611429
                       Facility Name:                   ALLIED TUBE AND CONDUIT CORPORATION
                       Facility Address:                11350 NORCOM RD
                       Facility City:                   PHILADELPHIA
                       Facility Zip 4:                  Not reported
                       Country:                         Not reported
                       County:                          Not reported
                       Mailing Name:                    ALLIED TUBE AND CONDUIT CORPORATION
                       Mailing Contact:                 PLINER DAVID S MGR PROCES
                       Mailing Address:                 11350 NORCOM RD
                       Mailing City:                    PHILADELPHIA
                       Mailing State:                   PA
                       Mailing Zip:                     19154
                       Mailing Zip4:                    Not reported
                       Mailing Country:                 Not reported
                       Mailing Phone:                   215-676-6464

                       Document ID:                     NYB8546967
                       Manifest Status:                 Completed after the designated time period for
                                                        a TSDF to get a copy to the DEC
                       Trans1 State ID:                 Not reported
                       Trans2 State ID:                 Not reported
                       Generator Ship Date:             961219
                       Trans1 Recv Date:                961219
                       Trans2 Recv Date:                Not reported
                       TSD Site Recv Date:              961220
                       Part A Recv Date:                970115
                       Part B Recv Date:                970121
                       Generator EPA ID:                PAD049611429
                       Trans1 EPA ID:                   NYD049178296
                       Trans2 EPA ID:                   Not reported
                       TSDF ID:                         NY0000343889
                       Waste Code:                      D009 - MERCURY 0.2 MG/L TCLP
                       Quantity:                        00800
                       Units:                           P - Pounds
                       Number of Containers:            001
                       Container Type:                  CF - Fiber or plastic boxes, cartons
                       Handling Method:                 R Material recovery of more than 75 percent of
                                                        the total material.
                       Specific Gravity:                100
                       Year:                            96
                       Facility Type:                   Generator
                       EPA ID:                          PAD049611429
                       Facility Name:                   ALLIED TUBE AND CONDUIT CORPORATION
                       Facility Address:                11350 NORCOM RD
                       Facility City:                   PHILADELPHIA
                       Facility Zip 4:                  Not reported
                       Country:                         Not reported
                       County:                          Not reported
                       Mailing Name:                    ALLIED TUBE AND CONDUIT CORPORATION
                       Mailing Contact:                 PLINER DAVID S MGR PROCES
                       Mailing Address:                 11350 NORCOM RD
                       Mailing City:                    PHILADELPHIA
                       Mailing State:                   PA
                       Mailing Zip:                     19154
                       Mailing Zip4:                    Not reported

                                                                         Page 33

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 ALLIED TUBE AND CONDUIT CORP (CONTINUED)                                                              1000248694

                       Mailing Country:        Not reported
                       Mailing Phone:          215-676-6464

                       Document ID:            NYB2242017
                       Manifest Status:        Completed copy
                       Trans1 State ID:        NY72989Y
                       Trans2 State ID:        Not reported
                       Generator Ship Date:    910429
                       Trans1 Recv Date:       910429
                       Trans2 Recv Date:       Not reported
                       TSD Site Recv Date:     910429
                       Part A Recv Date:       910508
                       Part B Recv Date:       910520
                       Generator EPA ID:       PAD049611429
                       Trans1 EPA ID:          NYD000691949
                       Trans2 EPA ID:          Not reported
                       TSDF ID:                NYD000691949
                       Waste Code:             D002 - NON-LISTED CORROSIVE WASTES
                       Quantity:               01878
                       Units:                  G - Gallons (liquids only)* (8.3 pounds)
                       Number of Containers:   001
                       Container Type:         TT - Cargo tank, tank trucks
                       Handling Method:        T Chemical, physical, or biological treatment.
                       Specific Gravity:       100
                       Year:                   91
                       Facility Type:          Generator
                       EPA ID:                 PAD049611429
                       Facility Name:          ALLIED TUBE AND CONDUIT CORPORATION
                       Facility Address:       11350 NORCOM RD
                       Facility City:          PHILADELPHIA
                       Facility Zip 4:         Not reported
                       Country:                Not reported
                       County:                 Not reported
                       Mailing Name:           ALLIED TUBE AND CONDUIT CORPORATION
                       Mailing Contact:        PLINER DAVID S MGR PROCES
                       Mailing Address:        11350 NORCOM RD
                       Mailing City:           PHILADELPHIA
                       Mailing State:          PA
                       Mailing Zip:            19154
                       Mailing Zip4:           Not reported
                       Mailing Country:        Not reported
                       Mailing Phone:          215-676-6464
                 ----------------------------------------------------------------------------------------
9                NORTH PHILA JET CTR                                                                     UST           U001460208
ENE              11301 A NORCOM RD                                                                                        N/A
1/8-1/4          PHILADELPHIA, PA 19154
695 FT.

RELATIVE:           UST:
EQUAL                  Municipality Name:        Philadelphia
                       Client Id Number:         163646
ACTUAL:                Mailing Name:             ROBERT HUNTER
126 FT.                Mailing Address:          11301 A NORCOM RD
                       Mailing Address 2:        Not reported
                       Mailing City, St, Zip:    PHILADELPHIA, PA 19154
                       Site ID:                  587128
                       Other Id:                 51-41224
                       2nd Facility Addr:        Not reported

                                                                         Page 34

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 NORTH PHILA JET CTR (CONTINUED)                                                                       U001460208

                       Region Code:              EP SE Rgnl Off
                       Regulated Expiration:     2008-02-04 00:00:00
                       Tank Seq No:              001
                       Tank Code:                UST
                       Date Installed:           1990-02-01
                       Capacity:                 10000
                       Substance:                Aviation Gasoline
                       TANK STATUS:              CURRENTLY IN USE
                       Inspection Code:          FOI
                       Tank Last Dt Inspected:   2007-02-23 00:00:00
                       Region Code:              4100

                       Municipality Name:        Philadelphia
                       Client Id Number:         163646
                       Mailing Name:             ROBERT HUNTER
                       Mailing Address:          11301 A NORCOM RD
                       Mailing Address 2:        Not reported
                       Mailing City, St, Zip:    PHILADELPHIA, PA 19154
                       Site ID:                  587128
                       Other Id:                 51-41224
                       2nd Facility Addr:        Not reported
                       Region Code:              EP SE Rgnl Off
                       Regulated Expiration:     2008-02-04 00:00:00
                       Tank Seq No:              003
                       Tank Code:                UST
                       Date Installed:           1978-12-01
                       Capacity:                 10000
                       Substance:                Aviation Gasoline
                       TANK STATUS:              CURRENTLY IN USE
                       Inspection Code:          FOI
                       Tank Last Dt Inspected:   2007-02-23 00:00:00
                       Region Code:              4100

                       Municipality Name:        Philadelphia
                       Client Id Number:         163646
                       Mailing Name:             ROBERT HUNTER
                       Mailing Address:          11301 A NORCOM RD
                       Mailing Address 2:        Not reported
                       Mailing City, St, Zip:    PHILADELPHIA, PA 19154
                       Site ID:                  587128
                       Other Id:                 51-41224
                       2nd Facility Addr:        Not reported
                       Region Code:              EP SE Rgnl Off
                       Regulated Expiration:     2008-02-04 00:00:00
                       Tank Seq No:              006
                       Tank Code:                UST
                       Date Installed:           1978-12-01
                       Capacity:                 550
                       Substance:                Gasoline
                       TANK STATUS:              CURRENTLY IN USE
                       Inspection Code:          FOI
                       Tank Last Dt Inspected:   2007-02-23 00:00:00
                       Region Code:              4100

                       Municipality Name:        Philadelphia
                       Client Id Number:         163646
                       Mailing Name:             ROBERT HUNTER

                                                                         Page 35

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 NORTH PHILA JET CTR (CONTINUED)                                                                       U001460208

                       Mailing Address:          11301 A NORCOM RD
                       Mailing Address 2:        Not reported
                       Mailing City, St, Zip:    PHILADELPHIA, PA 19154
                       Site ID:                  587128
                       Other Id:                 51-41224
                       2nd Facility Addr:        Not reported
                       Region Code:              EP SE Rgnl Off
                       Regulated Expiration:     2008-02-04 00:00:00
                       Tank Seq No:              002
                       Tank Code:                UST
                       Date Installed:           1978-12-01
                       Capacity:                 10000
                       Substance:                Aviation Gasoline
                       TANK STATUS:              CURRENTLY IN USE
                       Inspection Code:          FOI
                       Tank Last Dt Inspected:   2007-02-23 00:00:00
                       Region Code:              4100

                       Municipality Name:        Philadelphia
                       Client Id Number:         163646
                       Mailing Name:             ROBERT HUNTER
                       Mailing Address:          11301 A NORCOM RD
                       Mailing Address 2:        Not reported
                       Mailing City, St, Zip:    PHILADELPHIA, PA 19154
                       Site ID:                  587128
                       Other Id:                 51-41224
                       2nd Facility Addr:        Not reported
                       Region Code:              EP SE Rgnl Off
                       Regulated Expiration:     2008-02-04 00:00:00
                       Tank Seq No:              004
                       Tank Code:                UST
                       Date Installed:           1978-12-01
                       Capacity:                 10000
                       Substance:                Aviation Gasoline
                       TANK STATUS:              CURRENTLY IN USE
                       Inspection Code:          FOI
                       Tank Last Dt Inspected:   2007-02-23 00:00:00
                       Region Code:              4100

10               UNITED STATES BANKNOTE CO                                                               RCRA-SQG      1000398504
NW               11600 CAROLINE RD                                                                          FINDS      PAD075525097
1/8-1/4          PHILADELPHIA, PA 19154
932 FT.

RELATIVE:           RCRAInfo:
HIGHER                 Owner:             US BANKNOTE CO
                                          (215) 555-1212
ACTUAL:                EPA ID:            PAD075525097
129 FT.
                       Contact:           DAVID BERMAN
                                          (215) 748-2400
                       Classification:    Small Quantity Generator
                       TSDF Activities:   Not reported

                                                                         Page 36

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 UNITED STATES BANKNOTE CO (CONTINUED)                                                                 1000398504

                       Violation Status: No violations found

                    FINDS:
                       Other Pertinent Environmental Activity Identified at Site

                                         AFS (Aerometric Information Retrieval System (AIRS) Facility
                                         Subsystem) replaces the former Compliance Data System (CDS), the National Emission Data System (NEDS), and the Storage and
                                         Retrieval of Aerometric Data (SAROAD). AIRS is the national repository for information concerning airborne pollution in the United States. AFS is used to track emissions and
                                         compliance data from industrial plants. AFS data are utilized by states to prepare State Implementation Plans to comply
                                         with regulatory programs and by EPA as an input for the
                                         estimation of total national emissions. AFS is undergoing a major redesign to support facility operating permits required under Title V of the Clean Air Act.

                                         RCRAInfo is a national information system that supports the
                                         Resource Conservation and Recovery Act (RCRA) program through the tracking of events and activities related to facilities that generate, transport, and treat, store, or dispose of
                                         hazardous waste. RCRAInfo allows RCRA program staff to track the notification, permit, compliance, and corrective action activities required under RCRA.

                                         TRIS (Toxics Release Inventory System) contains information from facilities on the amounts of over 300 listed toxic
                                         chemicals that these facilities release directly to air,
                                         water, land, or that are transported off-site.
                 ----------------------------------------------------------------------------------------
D11              ELECTRO NITE                                                                               RCRA-SQG   1000181469
NW               11621 CAROLINE RD                                                                             FINDS   PAD981108566
1/8-1/4          PHILADELPHIA, PA 19154                                                                  NY MANIFEST
1030 FT.

                 SITE 1 OF 3 IN CLUSTER D
RELATIVE:
HIGHER              RCRAInfo:
                       Owner:              HERAEUS
ACTUAL:                                    (215) 555-1212
132 FT.                EPA ID:             PAD981108568
                       Contact:            JAMES DONNELLY
                                           (215) 464-4200
                       Classification:     Small Quantity Generator
                       TSDF Activities:    Not reported
                       Violation Status:   No violations found

                 FINDS:

                    Other Pertinent Environmental Activity Identified at Site

                                         PA-EFACTS (Pennsylvania - Environmental Facility Application
                                         Compliance Tracking System) is a Department-wide database
                                         that provides a holistic view of clients and sites (including facilities) that DEP regulates.

                                                                         Page 37

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 ELECTRO NITE (CONTINUED)                                                                              1000181469

                                         RCRAInfo is a national information system that supports the
                                         Resource Conservation and Recovery Act (RCRA) program through the tracking of events and activities related to facilities that generate, transport, and treat, store, or dispose of
                                         hazardous waste. RCRAInfo allows RCRA program staff to track the notification, permit, compliance, and corrective action activities required under RCRA.

                    NY MANIFEST:
                       Document ID:            NYB5328234
                       Manifest Status:        Not reported
                       Trans1 State ID:        NJD986607380
                       Trans2 State ID;        Not reported
                       Generator Ship Date:    04/06/1998
                       Trans1 Recv Date:       04/06/1998
                       Trans2 Recv Date:       Not reported
                       TSD Site Recv Date:     04/06/1998
                       Part A Recv Date:       Not reported
                       Part B Recv Date:       Not reported
                       Generator EPA ID:       PAD981108566
                       Trans1 EPA ID:          NYD049178296
                       Trans2 EPA ID:          Not reported
                       TSDF ID:                PAAA0420
                       Waste Code:             D001 - NON-LISTED IGNITABLE WASTES
                       Quantity:               00055
                       Units:                  G - Gallons (liquids only}* (8.3 pounds)
                       Number of Containers:   001
                       Container Type:         DM - Metal drums, barrels
                       Handling Method:        B Incineration, heat recovery, burning.
                       Specific Gravity:       01.00
                       Waste Code:             D002 - NON-LISTED CORROSIVE WASTES
                       Quantity:               00010
                       Units:                  G - Gallons (liquids only)* (8.3 pounds)
                       Number of Containers:   002
                       Container Type:         DF - Fiberboard or plastic drums (glass)
                       Handling Method:        T Chemical, physical, or biological treatment.
                       Specific Gravity:       01.00
                       Year:                   98
                       Facility Type:          Generator
                       EPA ID:                 PAD981108566
                       Facility Name:          ELECTRONITE
                       Facility Address:       9901 BLUEGRASS RD
                       Facility City:          PHILADELPHIA
                       Facility Zip 4:         Not reported
                       Country:                Not reported
                       County:                 Not reported
                       Mailing Name:           ELECTRONITE
                       Mailing Contact:        KEITH DYBALSKI
                       Mailing Address:        9901 BLUEGRASS RD
                       Mailing City:           PHILADELPHIA
                       Mailing State:          PA
                       Mailing Zip:            19114
                       Mailing Zip4:           Not reported
                       Mailing Country:        Not reported
                       Mailing Phone:          215-164-4200

                                                                         Page 38

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

D12              PHOENIX LITHOGRAPHICS                                                                      RCRA-SQG   1000874371
NW               11631 CAROLINE RD                                                                             FINDS   PA0000017871
1/8-1/4          PHILADELPHIA, PA 19154
1037 FT.

                 SITE 2 OF 3 in CLUSTER D
RELATIVE:
HIGHER              RCRAInfo:
                       Owner:              GREEN BARRY
ACTUAL:                                    (215)677-9000
133 FT,                EPA ID:             PA0000017871

                       Contact:            Not reported

                       Classification:     Small Quantity Generator
                       TSDF Activities:    Not reported

                       Violation Status:   No violations found

                    FINDS:
                       Other Pertinent Environmental Activity Identified at Site

                                         RCRAInfo is a national information system that supports the
                                         Resource Conservation and Recovery Act (RCRA) program through the tracking of events and activities related to facilities that generate, transport, and treat, store, or dispose of
                                         hazardous waste. RCRAInfo allows RCRA program staff to track the notification, permit, compliance, and corrective action activities required under RCRA.
                 ----------------------------------------------------------------------------------------
D13              INTERNATIONAL LITHO                                                                     NY MANIFEST   1009245149
NW               11631 CAROLINE ST                                                                                         N/A
1/8-1/4          PHILADELPHIA, PA 19154
1037 FT.
                 SITE 3 OF 3 in CLUSTER D
RELATIVE:
HIGHER              NY MANIFEST:
                       Document ID:            NYB6924483
ACTUAL:                Manifest Status:        Completed copy
133 FT.                Trans1 State ID:        31047FNY
                       Trans2 State ID:        Not reported
                       Generator Ship Date:    950511
                       Trans1 Recv Date:       950511
                       Trans2 Recv Date:       Not reported
                       TSD Site Recv Date:     950512
                       Part A Recv Date:       950519
                       Part B Recv Date:       950524
                       Generator EPA ID:       PAD000017871
                       Trans1 EPA ID:          NYD057770109
                       Trans2 EPA ID:          Not reported
                       TSDF ID:                NYD057770109
                       Waste Code:             F001 - UNKNOWN
                       Quantity:               00385
                       Units:                  G - Gallons (liquids only)* (8.3 pounds)
                       Number of Containers:   007
                       Container Type:         DM - Metal drums, barrels
                       Handling Method:        B Incineration, heat recovery, burning.
                       Specific Gravity:       100
                       Year:                   95
                       Facility Type:          Generator
                       EPA ID:                 PAD000017871

                                                                         Page 39

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 INTERNATIONAL LITHO (CONTINUED)                                                                       1009245149
                       Facility Name:                   INTERNATIONAL LITHO
                       Facility Address:                11631 CAROLINE ST
                       Facility City:                   PHILADELPHIA
                       Facility Zip 4:                  Not reported
                       Country:                         Not reported
                       County:                          Not reported
                       Mailing Name:                    INTERNATIONAL LITHO
                       Mailing Contact:                 M MAXIMOS
                       Mailing Address:                 11631 CAROLINE ST
                       Mailing City:                    PHILADELPHIA
                       Mailing State:                   PA
                       Mailing Zip:                     19154
                       Mailing Zip4:                    Not reported
                       Mailing Country:                 Not reported
                       Mailing Phone:                   215-677-9000

                       Document ID:                     NYB1175742
                       Manifest Status:                 Completed copy
                       Trans1 State ID:                 31047FNY
                       Trans2 State ID:                 Not reported
                       Generator Ship Date:             931222
                       Trans1 Recv Date:                931222
                       Trans2 Recv Date:                Not reported
                       TSD Site Recv Date:              931223
                       Part A Recv Date:                940103
                       Part B Recv Date:                940110
                       Generator EPA ID:                PAD000017871
                       Trans1 EPA ID:                   NYD057770109
                       Trans2 EPA ID:                   Not reported
                       TSDF ID:                         NYD057770109
                       Waste Code:                      D002 - NON-LISTED CORROSIVE WASTES
                       Quantity:                        00110
                       Units:                           G - Gallons (liquids only)* (8.3 pounds)
                       Number of Containers:            002
                       Container Type:                  DM - Metal drums, barrels
                       Handling Method:                 L Landfill.
                       Specific Gravity:                100
                       Waste Code:                      Not reported
                       Quantity:                        00275
                       Units:                           G - Gallons (liquids only)* (8.3 pounds)
                       Number of Containers:            005
                       Container Type:                  DM - Metal drums, barrels
                       Handling Method:                 B Incineration, heat recovery, burning.
                       Specific Gravity:                100
                       Year:                            93
                       Facility Type:                   Generator
                       EPA ID:                          PAD000017871
                       Facility Name:                   INTERNATIONAL LITHO
                       Facility Address:                11631 CAROLINE ST
                       Facility City:                   PHILADELPHIA
                       Facility Zip 4:                  Not reported
                       Country:                         Not reported
                       County:                          Not reported
                       Mailing Name:                    INTERNATIONAL LITHO
                       Mailing Contact:                 M MAXIMOS
                       Mailing Address:                 11631 CAROLINE ST
                       Mailing City:                    PHILADELPHIA

                                                                         Page 40

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 INTERNATIONAL LITHO (CONTINUED)                                                                       1009245149
                       Mailing State:                   PA
                       Mailing Zip:                     19154
                       Mailing Zip4:                    Not reported
                       Mailing Country:                 Not reported
                       Mailing Phone:                   215-677-9000

                       Document ID:                     NYA7332516
                       Manifest Status:                 Completed after the designated time period for
                                                        a TSDF to get a copy to the DEC
                       Trans1 State ID:                 NY81888C
                       Trans2 State ID:                 Not reported
                       Generator Ship Date:             931213
                       Trans1 Recv Date:                931213
                       Trans2 Recv Date:                Not reported
                       TSD Site Recv Date:              931213
                       Part A Recv Date:                Not reported
                       Part B Recv Date:                940110
                       Generator EPA ID:                PAD000017871
                       Trans1 EPA ID:                   NYD057770109
                       Trans2 EPA ID:                   Not reported
                       TSDF ID:                         NYD057770109
                       Waste Code:                      F001 - UNKNOWN
                       Quantity:                        02277
                       Units:                           G - Gallons (liquids only)* (8.3 pounds)
                       Number of Containers:            001
                       Container Type:                  TT - Cargo tank, tank trucks
                       Handling Method:                 B Incineration, heat recovery, burning.
                       Specific Gravity:                100
                       Year:                            93
                       Facility Type:                   Generator
                       EPA ID:                          PAD000017871
                       Facility Name:                   INTERNATIONAL LITHO
                       Facility Address:                11631 CAROLINE ST
                       Facility City:                   PHILADELPHIA
                       Facility Zip 4:                  Not reported
                       Country:                         Not reported
                       County:                          Not reported
                       Mailing Name:                    INTERNATIONAL LITHO
                       Mailing Contact:                 M MAXIMOS
                       Mailing Address:                 11631 CAROLINE ST
                       Mailing City:                    PHILADELPHIA
                       Mailing State:                   PA
                       Mailing Zip:                     19154
                       Mailing Zip4:                    Not reported
                       Mailing Country:                 Not reported
                       Mailing Phone:                   215-677-9000

                       Document ID:                     NYB1177902
                       Manifest Status:                 Completed copy
                       Trans1 State ID:                 PAAH0376
                       Trans2 State ID:                 Not reported
                       Generator Ship Date:             940207
                       Trans1 Recv Date:                940207
                       Trans2 Recv Date:                Not reported
                       TSD Site Recv Date:              940210
                       Part A Recv Date:                940217
                       Part B Recv Date:                940228
                       Generator EPA ID:                PAD000017871

                                                                         Page 41

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 INTERNATIONAL LITHO (CONTINUED)                                                                       1009245149
                       Trans1 EPA ID:                   NYD057770109
                       Trans2 EPA ID:                   Not reported
                       TSDF ID:                         NYD057770109
                       Waste Code:                      D002 - NON-LISTED CORROSIVE WASTES
                       Quantity:                        00220
                       Units:                           G - Gallons (liquids only)* (8.3 pounds)
                       Number of Containers:            004
                       Container Type:                  DF - Fiberboard or plastic drums (glass)
                       Handling Method:                 T Chemical, physical, or biological treatment.
                       Specific Gravity:                100
                       Waste Code:                      Not reported
                       Quantity:                        00605
                       Units:                           G - Gallons (liquids only)* (8.3 pounds)
                       Number of Containers:            011
                       Container Type:                  DM - Metal drums, barrels
                       Handling Method:                 B Incineration, heat recovery, burning.
                       Specific Gravity:                100
                       Waste Code:                      Not reported
                       Quantity:                        00110
                       Units:                           G - Gallons (liquids only)* (8.3 pounds)
                       Number of Containers:            002
                       Container Type:                  DM - Metal drums, barrels
                       Handling Method:                 B Incineration, heat recovery, burning.
                       Specific Gravity:                100
                       Year:                            94
                       Facility Type:                   Generator
                       EPA ID:                          PAD000017871
                       Facility Name:                   INTERNATIONAL LITHO
                       Facility Address:                11631 CAROLINE ST
                       Facility City:                   PHILADELPHIA
                       Facility Zip 4:                  Not reported
                       Country:                         Not reported
                       County:                          Not reported
                       Mailing Name:                    INTERNATIONAL LITHO
                       Mailing Contact:                 M MAXIMOS
                       Mailing Address:                 11631 CAROLINE ST
                       Mailing City:                    PHILADELPHIA
                       Mailing State:                   PA
                       Mailing Zip:                     19154
                       Mailing Zip4:                    Not reported
                       Mailing Country:                 Not reported
                       Mailing Phone:                   215-677-9000
                 ----------------------------------------------------------------------------------------
14               INTERNATIONAL PAPER CO LIQUID PKG.                                                         RCRA-SQG   1000216656
NORTH            2100 E. BYBERRY RD.                                                                           FINDS   PAD002282002
1/2-1            PHILADELPHIA, PA 19116                                                                     CORRACTS
5143 FT.                                                                                                  CERC-NFRAP

RELATIVE:           RCRAInfo Corrective Action Summary:
HIGHER                 Event:        CA Prioritization, Facility or area was assigned
                                     a low corrective action priority.
ACTUAL:                Event Date:   12/01/1991
158 FT.

                                                                         Page 42

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 INTERNATIONAL PAPER CO LIQUID PKG. (CONTINUED)                                                          1000216656

                    RCRAInfo:
                       Owner:              INTERNATIONAL PAPER COMPANY
                                           (215) 536-7008
                       EPA ID:             PAD002282002

                       Contact:            E. BONELLI
                                           (215) 698-4126
                       Classification:     Small Quantity Generator
                       TSDF Activities:    Not reported

                       Violation Status:   Violations exist

                       Regulation Violated:               262.20(a)
                       Area of Violation:                 GENERATOR-MANIFEST REQUIREMENTS
                       Date Violation Determined:         12/29/1993
                       Actual Date Achieved Compliance:   01/11/1994

                          Enforcement Action:             WRITTEN INFORMAL
                          Enforcement Action Date:        12/29/1993
                          Penalty Type:                   Not reported

                          Enforcement Action:             WRITTEN INFORMAL
                          Enforcement Action Date:        09/22/1989
                          Penalty Type:                   Not reported

                       Regulation Violated:               Not reported
                       Area of Violation:                 GENERATOR-ALL REQUIREMENTS (OVERSIGHT)
                       Date Violation  Determined:        09/22/1989
                       Actual Date Achieved Compliance:   12/08/1992

                          Enforcement Action:             WRITTEN INFORMAL
                          Enforcement Action Date:        12/29/1993
                          Penalty Type:                   Not reported

                          Enforcement Action:             WRITTEN INFORMAL
                          Enforcement Action Date:        09/22/1989
                          Penalty Type:                   Not reported

                       Regulation Violated:               Not reported
                       Area of Violation:                 GENERATOR-ALL REQUIREMENTS (OVERSIGHT)
                       Date Violation Determined:         09/09/1985
                       Actual Date Achieved Compliance:   12/08/1992

                          Enforcement Action:             WRITTEN INFORMAL
                          Enforcement Action Date:        09/13/1985
                          Penalty Type:                   Not reported

                       There are 3 violation record(s) reported at this site:

                                                                                                                        Date of
                    Evaluation                         Area of Violation                                              Compliance
                    --------------------------------   --------------------------------------                         ----------

                    Non-Financial Record Review        GENERATOR-MANIFEST REQUIREMENTS                                 19940111
                    Compliance Evaluation Inspection   GENERATOR-ALL REQUIREMENTS (OVERSIGHT)                          19921208
                    Compliance Evaluation Inspection   GENERATOR-ALL REQUIREMENTS (OVERSIGHT)                          19921208

                    FINDS:
                       Other Pertinent Environmental Activity Identified at Site

                          AFS (Aerometric Information Retrieval System (AIRS)
                          Facility Subsystem) replaces the former Compliance
                          Data System (CDS), the National Emission Data System
                          (NEDS), and the Storage and Retrieval of Aerometric
                          Data (SAROAD). AIRS is the national repository for

                                                                         Page 43

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 INTERNATIONAL PAPER CO LIQUID PKG. (CONTINUED)                                                          1000216656

                          information concerning airborne pollution in the United States. AFS is used to track emissions and compliance data from industrial plants. AFS data are utilized by states to prepare State Implementation Plans to comply with regulatory programs and by EPA as an input for the estimation of total national emissions. AFS is undergoing a major redesign to support facility operating permits required under Title V of the Clean Air Act.

                          The NEI (National Emissions Inventory) database contains information on stationary and mobile sources that emit criteria air pollutants and their precursors, as well as hazardous air pollutants (HAPs).

                          PA-EFACTS (Pennsylvania - Environmental Facility Application Compliance
                          Tracking System) is a Department-wide database that provides a holistic view of clients and sites (including facilities) that DEP regulates.

                          RCRAInfo is a national information system that supports the Resource
                          Conservation and Recovery Act (RCRA) program through the tracking of events and activities related to facilities that generate, transport, and treat, store, or dispose of hazardous waste. RCRAInfo allows RCRA program staff to track the notification, permit, compliance, and corrective action activities required under RCRA.

                          TRIS (Toxics Release Inventory System) contains information from facilities on the amounts of over 300 listed toxic chemicals that these facilities release directly to air, water, land, or that are transported off-site.

                    CORRACTS:

                       EPA ID:             PAD002282002
                       EPA Region:         03
                       Area Name:          ENTIRE FACILITY
                       Actual Date:        12/01/1991
                       Action:             CA075LO - CA Prioritization, Facility or area was assigned a low corrective action priority
                       NAICS Code(s):      Not reported

                    CERC-NFRAP:
                       Site ID:            0303797
                       Federal Facility:   Not a Federal Facility
                       NPL Status:         Not on the NPL
                       Non NPL Status:     Deferred to RCRA

                    CERCLIS-NFRAP Site Alias Name(s):
                       Alias Name:         INTERNATIONAL PAPER CO LIQUID PKG.
                       Alias Address:      Not reported
                                           PHILADELPHIA, PA
                       Site Description:   Not reported

                    CERCLIS-NFRAP Assessment History:
                       Action:             DISCOVERY
                       Date Started:       Not reported

                                                                         Page 44

Map ID
Direction                                             MAP FINDINGS
Distance
Distance (ft.)                                                                                                         EDR ID Number
Elevation        Site                                                                                    Database(s)   EPA ID Number
--------------   -------------------------------------------------------------------------------------   -----------   -------------

                 INTERNATIONAL PAPER CO LIQUID PKG. (CONTINUED)                                                          1000216656

                       Date Completed:     11/07/1989
                       Priority  Level:    Not reported

                       Action:             PRELIMINARY ASSESSMENT
                       Date Started:       07/27/1990
                       Date Completed:     10/22/1990
                       Priority Level:     Deferred to RCRA (Subtitle C)

                       Action:             ARCHIVE SITE
                       Date Started:       Not reported
                       Date Completed:     01/23/1996
                       Priority Level:     Not reported

                                                                         Page 45

                                 ORPHAN SUMMARY

City          EDR ID      Site Name                            Site Address                                   Zip   Database(s)
------------  ----------  -----------------------------------  --------------------------------------------  -----  ------------

DOWNE TWP     S106579013  272 NEW JERSEY AVENUE                272 NEW JERSEY AVE                            19114  SHWS, VCP
PHILADELPHIA  92272102    FLAT ROCK ROAD                       FLAT ROCK ROAD                                       ERNS
PHILADELPHIA  2000545291  GRAND AVE FORDEN ROAD                GRAND AVE FORDEN ROAD                                ERNS
PHILADELPHIA  96490050    PENNYPACK PARK AVE WELSH ROAD        PENNYPACK PARK AVE WELSH ROAD FRANKFORD AVE.         ERNS
                          FRANKFORD AVE.
PHILADELPHIA  2000526766  RED LINE ROAD                        RED LINE ROAD                                        ERNS
PHILADELPHIA  1004654867  ROOSEVELT BLVD. & ROUTE 63 RESPONSE  ROOSEVELT BLVD. & 63 INTERCHANGE              19154  CERC-NFRAP
PHILADELPHIA  96476735    STATE ROAD & I-95 JUST SOUTH OF      STATE ROAD & I-95 JUST SOUTH OF PRISON ON            ERNS
                          PRISON ON NORTHERN SHIPPING          NORTHERN SHIPPING
PHILADELPHIA  S105919526  DUPONT                               5803 TACONY ST / STATE RD.                           UNREG LTANKS
PHILADELPHIA  99628147    13131 TOWSEN ROAD                    13131 TOWSEN ROAD                             19154  ERNS

                                                                         Page 46

              GOVERNMENT RECORDS SEARCHED / DATA CURRENCY TRACKING

To maintain currency of the following federal and state databases, EDR contacts the appropriate governmental agency on a monthly or quarterly basis, as required.

NUMBER OF DAYS TO UPDATE: Provides confirmation that EDR is reporting records that have been updated within 90 days from the date the government agency made the information available to the public.

FEDERAL RECORDS

NPL: National Priority List
     National Priorities List (Superfund). The NPL is a subset of CERCLIS and identifies over 1,200 sites for priority cleanup under the Superfund
     Program. NPL sites may encompass relatively large areas. As such, EDR provides polygon coverage for over 1,000 NPL site boundaries produced by
     EPA's Environmental Photographic Interpretation Center (EPIC) and regional
     EPA offices.

     Date of Government Version: 07/18/2007     Source: EPA
     Date Data Arrived at EDR: 08/03/2007       Telephone: N/A
     Date Made Active in Reports: 08/29/2007    Last EDR Contact: 07/31/2007
     Number of Days to Update: 26               Next Scheduled EDR Contact: 10/29/2007
                                                Data Release Frequency: Quarterly

     NPL SITE BOUNDARIES

     Sources:

     EPA's Environmental Photographic Interpretation Center (EPIC)
     Telephone: 202-564-7333

     EPA Region 1                               EPA Region 6
     Telephone 617-918-1143                     Telephone: 214-655-6659

     EPA Region 3                               EPA Region 7
     Telephone 215-814-5418                     Telephone: 913-551-7247

     EPA Region 4                               EPA Region 8
     Telephone 404-562-8033                     Telephone: 303-312-6774

     EPA Region 5                               EPA Region 9
     Telephone 312-886-6686                     Telephone: 415-947-4246

     EPA Region 10
     Telephone 206-553-8665

PROPOSED NPL: Proposed National Priority List Sites
     A site that has been proposed for listing on the National Priorities List through the issuance of a proposed rule in the Federal Register. EPA then accepts public comments on the site, responds to the comments, and places on the NPL those sites that continue to meet the requirements for listing.

     Date of Government Version: 04/20/2007     Source: EPA
     Date Data Arrived at EDR: 05/03/2007       Telephone: N/A
     Date Made Active in Reports: 07/05/2007    Last EDR Contact: 08/31/2007
     Number of Days to Update: 63               Next Scheduled EDR Contact: 10/29/2007
                                                Data Release Frequency: Quarterly

DELISTED NPL: National Priority List Deletions
     The National Oil and Hazardous Substances Pollution Contingency Plan (NCP)
     establishes the criteria that the EPA uses to delete sites from the NPL. In accordance with 40 CFR 300.425.(e), sites may be deleted from the NPL where no further response is appropriate.

     Date of Government Version: 04/20/2007     Source: EPA
     Date Data Arrived at EDR: 05/03/2007       Telephone: N/A
     Date Made Active in Reports: 06/25/2007    Last EDR Contact: 08/29/2007
     Number of Days to Update: 53               Next Scheduled EDR Contact: 10/29/2007
                                                Data Release Frequency: Quarterly

                                                                       Page GR-1

              GOVERNMENT RECORDS SEARCHED / DATA CURRENCY TRACKING

NPL LIENS: Federal Superfund Liens
     Federal Superfund Liens. Under the authority granted the USEPA by CERCLA of
     1980, the USEPA has the authority to file liens against real property in order to recover remedial action expenditures or when the property owner received notification of potential liability. USEPA compiles a listing of filed notices of Superfund Liens.

     Date of Government Version: 10/15/1991    Source: EPA
     Date Data Arrived at EDR: 02/02/1994      Telephone: 202-564-4267
     Date Made Active in Reports: 03/30/1994   Last EDR Contact: 08/20/2007
     Number of Days to Update: 56              Next Scheduled EDR Contact: 11/19/2007
                                               Data Release Frequency: No Update Planned

CERCLIS: Comprehensive Environmental Response, Compensation, and Liability
Information System
     CERCLIS contains data on potentially hazardous waste sites that have been reported to the USEPA by states, municipalities, private companies and private persons, pursuant to Section 103 of the Comprehensive Environmental
     Response, Compensation and Liability Act (CERCLA) CERCLIS contains sites which are either proposed to or on the National Priorites List (NPL) and sites which are in the screening and assessment phase for possible inclusion on the NPL.

     Date of Government Version: 04/23/2007    Source: EPA
     Date Data Arrived at EDR: 06/20/2007      Telephone: 703-412-9810
     Date Made Active in Reports: 08/29/2007   Last EDR Contact: 06/20/2007
     Number of Days to Update: 70              Next Scheduled EDR Contact: 09/17/2007
                                               Data Release Frequency: Quarterly

CERCLIS-NFRAP: CERCLIS No Further Remedial Action Planned
     Archived sites are sites that have been removed and archived from the inventory of CERCLIS sites. Archived status indicates that, to the best of
     EPA's knowledge, assessment at a site has been completed and that EPA has determined no further steps will be taken to list this site on the National
     Priorities List (NPL), unless information indicates this decision was not appropriate or other considerations require a recommendation for listing at a later time. This decision does not necessarily mean that there is no hazard associated with a given site; it only means that, based upon available information, the location is not judged to be a potential NPL site.

     Date of Government Version: 06/21/2007    Source: EPA
     Date Data Arrived at EDR: 07/23/2007      Telephone: 703-412-9810
     Date Made Active in Reports: 08/29/2007   Last EDR Contact: 06/15/2007
     Number of Days to Update: 37              Next Scheduled EDR Contact: 09/17/2007
                                               Data Release Frequency: Quarterly

CORRACTS: Corrective Action Report
     CORRACTS identifies hazardous waste handlers with RCRA corrective action activity.

     Date of Government Version: 06/26/2007    Source: EPA
     Date Data Arrived at EDR: 08/08/2007      Telephone: 800-424-9346
     Date Made Active in Reports: 08/29/2007   Last EDR Contact: 09/04/2007
     Number of Days to Update: 21              Next Scheduled EDR Contact: 12/03/2007
                                               Data Release Frequency: Quarterly

RCRA: Resource Conservation and Recovery Act Information

                                                                       Page GR-2

GOVERNMENT RECORDS SEARCHED / DATA CURRENCY TRACKING

     RCRAInfo is EPA's comprehensive information system, providing access to data supporting the Resource Conservation and Recovery Act (RCRA) of 1976
     and the Hazardous and Solid Waste Amendments (HSWA) of 1984. RCRAInfo
     replaces the data recording and reporting abilities of the Resource
     Conservation and Recovery Information System (RCRIS). The database includes selective information on sites which generate, transport, store, treat and/or dispose of hazardous waste as defined by the Resource Conservation and Recovery Act (RCRA). Conditionally exempt small quantity generators
     (CESQGs) generate less than 100 kg of hazardous waste, or less than 1 kg of acutely hazardous waste per month. Small quantity generators (SQGs)
     generate between 100 kg and 1,000 kg of hazardous waste per month. Large quantity generators (LQGs) generate over 1,000 kilograms (kg) of hazardous waste, or over 1 kg of acutely hazardous waste per month. Transporters are individuals or entities that move hazardous waste from the generator off-site to a facility that can recycle, treat, store, or dispose of the waste. TSDFs treat, store, or dispose of the waste.

     Date of Government Version: 06/13/2006    Source: EPA
     Date Data Arrived at EDR: 06/28/2006      Telephone: 800-438-2474
     Date Made Active in Reports: 08/23/2006   Last EDR Contact: 09/04/2007
     Number of Days to Update: 56              Next Scheduled EDR Contact: 10/15/2007
                                               Data Release Frequency: Quarterly

ERNS: Emergency Response Notification System

     Emergency Response Notification System. ERNS records and stores information on reported releases of oil and hazardous substances.

     Date of Government Version: 12/31/2006    Source: National Response Center, United States Coast Guard
     Date Data Arrived at EDR: 01/24/2007      Telephone: 202-267-2180
     Date Made Active in Reports: 03/12/2007   Last EDR Contact: 07/23/2007
     Number of Days to Update: 47              Next Scheduled EDR Contact: 10/22/2007
                                               Data Release Frequency: Annually

HMIRS: Hazardous Materials Information Reporting System

     Hazardous Materials Incident Report System. HMIRS contains hazardous material spill incidents reported to DOT.

     Date of Government Version: 03/05/2007    Source: U.S. Department of Transportation
     Date Data Arrived at EDR: 04/17/2007      Telephone: 202-366-4555
     Date Made Active in Reports: 05/14/2007   Last EDR Contact: 07/18/2007
     Number of Days to Update: 27              Next Scheduled EDR Contact: 10/15/2007
                                               Data Release Frequency: Annually

US ENG CONTROLS: Engineering Controls Sites List

     A listing of sites with engineering controls in place. Engineering controls include various forms of caps, building foundations, liners, and treatment methods to create pathway elimination for regulated substances to enter environmental media or effect human health.

     Date of Government Version: 04/20/2007    Source: Environmental Protection Agency
     Date Data Arrived at EDR: 04/26/2007      Telephone: 703-603-8905
     Date Made Active in Reports: 05/25/2007   Last EDR Contact: 07/02/2007
     Number of Days to Update: 29              Next Scheduled EDR Contact: 10/01/2007
                                               Data Release Frequency: Varies

US INST CONTROL: Sites with Institutional Controls

     A listing of sites with institutional controls in place. Institutional controls include administrative measures, such as groundwater use restrictions, construction restrictions, property use restrictions, and post remediation care requirements intended to prevent exposure to contaminants remaining on site. Deed restrictions are generally required as part of the institutional controls.

     Date of Government Version: 04/20/2007    Source: Environmental Protection Agency
     Date Data Arrived at EDR: 04/26/2007      Telephone: 703-603-8905
     Date Made Active in Reports: 05/25/2007   Last EDR Contact: 07/02/2007
     Number of Days to Update: 29              Next Scheduled EDR Contact: 10/01/2007
                                               Data Release Frequency: Varies

                                                                       Page GR-3

GOVERNMENT RECORDS SEARCHED / DATA CURRENCY TRACKING

DOD: Department of Defense Sites

     This data set consists of federally owned or administered lands, administered by the Department of Defense, that have any area equal to or greater than 640 acres of the United States, Puerto Rico, and the U.S.
     Virgin Islands.

     Date of Government Version: 12/31/2005    Source: USGS
     Date Data Arrived at EDR: 11/10/2006      Telephone: 703-692-8801
     Date Made Active in Reports: 01/11/2007   Last EDR Contact: 08/09/2007
     Number of Days to Update: 62              Next Scheduled EDR Contact: 11/05/2007
                                               Data Release Frequency: Semi-Annually

FUDS: Formerly Used Defense Sites

     The listing includes locations of Formerly Used Defense Sites properties where the US Army Corps of Engineers is actively working or will take necessary cleanup actions.

     Date of Government Version: 12/31/2005    Source: U.S. Army Corps of Engineers
     Date Data Arrived at EDR: 09/20/2006      Telephone: 202-528-4285
     Date Made Active in Reports: 11/22/2006   Last EDR Contact: 08/31/2007
     Number of Days to Update: 63              Next Scheduled EDR Contact: 10/01/2007
                                               Data Release Frequency: Varies

US BROWNFIELDS: A Listing of Brownfields Sites

     Included in the listing are brownfields properties addresses by Cooperative
     Agreement Recipients and brownfields properties addressed by Targeted
     Brownfields Assessments. Targeted Brownfields Assessments-EPA's Targeted
     Brownfields Assessments (TBA) program is designed to help states, tribes, and municipalities-especially those without EPA Brownfields Assessment
     Demonstration Pilots-minimize the uncertainties of contamination often associated with brownfields. Under the TBA program, EPA provides funding and/or technical assistance for environmental assessments at brownfields sites throughout the country. Targeted Brownfields Assessments supplement and work with other efforts under EPA's Brownfields Initiative to promote cleanup and redevelopment of brownfields. Cooperative Agreement
     Recipients-States, political subdivisions, territories, and Indian tribes become Brownfields Cleanup Revolving Loan Fund (BCRLF) cooperative agreement recipients when they enter into BCRLF cooperative agreements with the U.S. EPA. EPA selects BCRLF cooperative agreement recipients based on a proposal and application process. BCRLF cooperative agreement recipients must use EPA funds provided through BCRLF cooperative agreement for specified brownfields-related cleanup activities.

     Date of Government Version: 06/20/2007    Source: Environmental Protection Agency
     Date Data Arrived at EDR: 07/09/2007      Telephone: 202-566-2777
     Date Made Active in Reports: 08/29/2007   Last EDR Contact: 09/10/2007
     Number of Days to Update: 51              Next Scheduled EDR Contact: 12/10/2007
                                               Data Release Frequency: Semi-Annually

CONSENT: Superfund (CERCLA) Consent Decrees

     Major legal settlements that establish responsibility and standards for cleanup at NPL (Superfund) sites. Released periodically by United States
     District Courts after settlement by parties to litigation matters.

     Date of Government Version: 04/13/2007    Source: Department of Justice, Consent Decree Library
     Date Data Arrived at EDR: 07/16/2007      Telephone: Varies
     Date Made Active in Reports: 08/29/2007   Last EDR Contact: 08/23/2007
     Number of Days to Update: 44              Next Scheduled EDR Contact: 10/22/2007
                                               Data Release Frequency: Varies

ROD: Records Of Decision

     Record of Decision. ROD documents mandate a permanent remedy at an NPL
     (Superfund) site containing technical and health information to aid in the cleanup.

     Date of Government Version: 06/08/2007    Source: EPA
     Date Data Arrived at EDR: 07/03/2007      Telephone: 703-416-0223
     Date Made Active in Reports: 08/29/2007   Last EDR Contact: 07/02/2007
     Number of Days to Update: 57              Next Scheduled EDR Contact: 10/01/2007
                                               Data Release Frequency: Annually

                                                                       Page GR-4

GOVERNMENT RECORDS SEARCHED / DATA CURRENCY TRACKING

UMTRA: Uranium Mill Tailings Sites

     Uranium ore was mined by private companies for federal government use in national defense programs. When the mills shut down, large piles of the sand-like material (mill tailings) remain after uranium has been extracted from the ore. Levels of human exposure to radioactive materials from the piles are low; however, in some cases tailings were used as construction materials before the potential health hazards of the tailings were recognized.

     Date of Government Version: 12/31/2005    Source: Department of Energy
     Date Data Arrived at EDR: 11/08/2006      Telephone: 505-845-0011
     Date Made Active in Reports: 01/29/2007   Last EDR Contact: 07/05/2007
     Number of Days to Update: 82              Next Scheduled EDR Contact: 09/17/2007
                                               Data Release Frequency: Varies

ODI: Open Dump Inventory

     An open dump is defined as a disposal facility that does not comply with one or more of the Part 257 or Part 258 Subtitle D Criteria.

     Date of Government Version: 06/30/1985    Source: Environmental Protection Agency
     Date Data Arrived at EDR: 08/09/2004      Telephone: 800-424-9346
     Date Made Active in Reports: 09/17/2004   Last EDR Contact: 06/09/2004
     Number of Days to Update: 39              Next Scheduled EDR Contact: N/A
                                               Data Release Frequency: No Update Planned

TRIS: Toxic Chemical Release Inventory System

     Toxic Release Inventory System. TRIS identifies facilities which release toxic chemicals to the air, water and land in reportable quantities under
     SARA Title III Section 313.

     Date of Government Version: 12/31/2005    Source: EPA
     Date Data Arrived at EDR: 04/27/2007      Telephone: 202-566-0250
     Date Made Active in Reports: 07/05/2007   Last EDR Contact: 06/19/2007
     Number of Days to Update: 69              Next Scheduled EDR Contact: 09/17/2007
                                               Data Release Frequency: Annually

TSCA: Toxic Substances Control Act

     Toxic Substances Control Act. TSCA identifies manufacturers and importers of chemical substances included on the TSCA Chemical Substance Inventory list. It includes data on the production volume of these substances by plant site.

     Date of Government Version: 12/31/2002    Source: EPA
     Date Data Arrived at EDR: 04/14/2006      Telephone: 202-260-5521
     Date Made Active in Reports: 05/30/2006   Last EDR Contact: 07/30/2007
     Number of Days to Update: 46              Next Scheduled EDR Contact: 10/15/2007
                                               Data Release Frequency: Every 4 Years

FTTS: FIFRA/ TSCA Tracking System - FIFRA (Federal Insecticide, Fungicide, &
Rodenticide Act)/TSCA (Toxic Substances Control Act)

     FTTS tracks administrative cases and pesticide enforcement actions and compliance activities related to FIFRA, TSCA and EPCRA (Emergency Planning and Community Right-to-Know Act). To maintain currency, EDR contacts the
     Agency on a quarterly basis.

     Date of Government Version: 04/13/2007    Source: EPA/Office of Prevention, Pesticides and Toxic Substances
     Date Data Arrived at EDR: 04/25/2007      Telephone: 202-566-1667
     Date Made Active in Reports: 07/05/2007   Last EDR Contact: 06/15/2007
     Number of Days to Update: 71              Next Scheduled EDR Contact: 09/17/2007
                                               Data Release Frequency: Quarterly

FTTS INSP: FIFRA/ TSCA Tracking System - FIFRA (Federal Insecticide, Fungicide,
& Rodenticide Act)/TSCA (Toxic Substances Control Act)

     A listing of FIFRA/TSCA Tracking System (FTTS) inspections and enforcements.

     Date of Government Version: 04/13/2007    Source: EPA
     Date Data Arrived at EDR: 04/25/2007      Telephone: 202-566-1667
     Date Made Active in Reports: 07/05/2007   Last EDR Contact: 06/15/2007
     Number of Days to Update: 71              Next Scheduled EDR Contact: 09/17/2007
                                               Data Release Frequency: Quarterly

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SSTS: Section 7 Tracking Systems

     Section 7 of the Federal Insecticide, Fungicide and Rodenticide Act, as
     amended (92 Stat. 829) requires all registered pesticide-producing establishments to submit a report to the Environmental Protection Agency by
     March 1st each year. Each establishment must report the types and amounts of pesticides, active ingredients and devices being produced, and those having been produced and sold or distributed in the past year.

     Date of Government Version: 12/31/2005    Source: EPA
     Date Data Arrived at EDR: 03/13/2007      Telephone: 202-564-4203
     Date Made Active in Reports: 04/27/2007   Last EDR Contact: 07/16/2007
     Number of Days to Update: 45              Next Scheduled EDR Contact: 10/15/2007
                                               Data Release Frequency: Annually

LUCIS: Land Use Control Information System

     LUCIS contains records of land use control information pertaining to the former Navy Base Realignment and Closure properties.

     Date of Government Version: 12/09/2005    Source:  Department of the Navy
     Date Data Arrived at EDR: 12/11/2006      Telephone: 843-820-7326
     Date Made Active in Reports: 01/11/2007   Last EDR Contact: 09/12/2007
     Number of Days to Update: 31              Next Scheduled EDR Contact: 12/10/2007
                                               Data Release Frequency: Varies

DOT OPS: Incident and Accident Data

     Department of Transporation, Office of Pipeline Safety Incident and
     Accident data.

     Date of Government Version: 05/14/2007    Source: Department of Transporation, Office of Pipeline Safety
     Date Data Arrived at EDR: 05/30/2007      Telephone: 202-366-4595
     Date Made Active in Reports: 07/05/2007   Last EDR Contact: 08/29/2007
     Number of Days to Update: 36              Next Scheduled EDR Contact: 11/26/2007
                                               Data Release Frequency: Varies

ICIS: Integrated Compliance Information System

     The integrated Compliance Information System (ICIS) supports the information needs of the national enforcement and compliance program as well as the unique needs of the National Pollutant Discharge Elimination
     System (NPDES) program.

     Date of Government Version: 06/29/2007    Source: Environmental Protection Agency
     Date Data Arrived at EDR: 07/02/2007      Telephone: 202-564-5088
     Date Made Active in Reports: 08/29/2007   Last EDR Contact: 06/22/2007
     Number of Days to Update: 58              Next Scheduled EDR Contact: 07/16/2007
                                               Data Release Frequency: Quarterly

HIST FTTS: FIFRA/TSCA Tracking System Administrative Case Listing

     A complete administrative case listing from the FIFRA/TSCA Tracking System
     (FTTS) for all ten EPA regions. The information was obtained from the
     National Compliance Database (NCDB). NCDB supports the implementation of
     FIFRA (Federal Insecticide, Fungicide, and Rodenticide Act) and TSCA (Toxic
     Substances Control Act). Some EPA regions are now closing out records.
     Because of that, and the fact that some EPA regions are not providing EPA
     Headquarters with updated records, it was decided to create a HIST FTTS database. It included records that may not be included in the newer FTTS database updates. This database is no longer updated.

     Date of Government Version: 10/19/2006    Source: Environmental Protection Agency
     Date Data Arrived at EDR: 03/01/2007      Telephone: 202-564-2501
     Date Made Active in Reports: 04/10/2007   Last EDR Contact: 06/15/2007
     Number of Days to Update: 40              Next Scheduled EDR Contact: 09/17/2007
                                               Data Release Frequency: No Update Planned

CDL: Clandestine Drug Labs

     A listing of clandestine drug lab locations. The U.S. Department of
     Justice ("the Department") provides this web site as a public service. It contains addresses of some locations where law enforcement agencies reported they found chemicals or other items that indicated the presence of either clandestine drug laboratories or dumpsites. In most cases, the source of the entries is not the Department, and the Department has not verified the entry and does not guarantee its accuracy. Members of the public must verify the accuracy of all entries by, for example, contacting local law enforcement and local health departments.

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              GOVERNMENT RECORDS SEARCHED / DATA CURRENCY TRACKING

     Date of Government Version: 12/01/2006    Source: Drug Enforcement Administration
     Date Data Arrived at EDR: 01/08/2007      Telephone: 202-307-1000
     Date Made Active in Reports: 01/11/2007   Last EDR Contact: 06/29/2007
     Number of Days to Update: 3               Next Scheduled EDR Contact: 09/24/2007
                                               Data Release Frequency: Quarterly

RADINFO: Radiation Information Database

     The Radiation information Database (RADINFO) contains information about facilities that are regulated by U.S. Environmental Protection Agency (EPA)
     regulations for radiation and radioactivity.

     Date of Government Version: 07/31/2007    Source: Environmental Protection Agency
     Date Data Arrived at EDR: 08/01/2007      Telephone: 202-343-9775
     Date Made Active in Reports: 08/29/2007   Last EDR Contact: 08/01/2007
     Number of Days to Update: 28              Next Scheduled EDR Contact: 10/29/2007
                                               Data Release Frequency: Quarterly

LIENS 2: CERCLA Lien Information

     A Federal CERCLA ('Superfund') lien can exist by operation of law at any site or property at which EPA has spent Superfund monies. These monies are spent to investigate and address releases and threatened releases of contamination. CERCLIS provides information as to the identity of these sites and properties.

     Date of Government Version: 03/08/2007    Source: Environmental Protection Agency
     Date Data Arrived at EDR: 04/12/2007      Telephone: 202-564-6023
     Date Made Active in Reports: 05/14/2007   Last EDR Contact: 08/20/2007
     Number of Days to Update: 32              Next Scheduled EDR Contact: 11/19/2007
                                               Data Release Frequency: Varies

PADS: PCB Activity Database System

     PCB Activity Database. PADS Identifies generators, transporters, commercial storers and/or brokers and disposers of PCB's who are required to notify the EPA of such activities.

     Date of Government Version: 04/12/2007    Source: EPA
     Date Data Arrived at EDR: 06/08/2007      Telephone: 202-566-0500
     Date Made Active in Reports: 08/29/2007   Last EDR Contact: 08/09/2007
     Number of Days to Update: 82              Next Scheduled EDR Contact: 11/05/2007
                                               Data Release Frequency: Annually

MLTS: Material Licensing Tracking System

     MLTS is maintained by the Nuclear Regulatory Commission and contains a list of approximately 8,100 sites which possess or use radioactive materials and which are subject to NRC licensing requirements. To maintain currency, EDR contacts the Agency on a quarterly basis.

     Date of Government Version: 04/05/2007    Source: Nuclear Regulatory Commission
     Date Data Arrived at EDR: 04/25/2007      Telephone: 301-415-7169
     Date Made Active in Reports: 05/25/2007   Last EDR Contact: 07/02/2007
     Number of Days to Update: 30              Next Scheduled EDR Contact: 10/01/2007
                                               Data Release Frequency: Quarterly

MINES: Mines Master Index File

     Contains all mine identification numbers issued for mines active or opened since 1971. The data also includes violation information.

     Date of Government Version: 05/09/2007    Source: Department of Labor, Mine Safety and Health Administration
     Date Data Arrived at EDR: 06/28/2007      Telephone: 303-231-5959
     Date Made Active in Reports: 08/29/2007   Last EDR Contact: 06/28/2007
     Number of Days to Update: 62              Next Scheduled EDR Contact: 09/24/2007
                                               Data Release Frequency: Semi-Annually

FINDS: Facility Index System/Facility Registry System

     Facility Index System. FINDS contains both facility information and
     'pointers' to other sources that contain more detail. EDR includes the following FINDS databases in this report: PCS (Permit Compliance System),
     AIRS (Aerometric Information Retrieval System), DOCKET (Enforcement Docket
     used to manage and track information on civil judicial enforcement cases for all environmental statutes), FURS (Federal Underground Injection
     Control), C-DOCKET (Criminal Docket System used to track criminal enforcement actions for all environmental statutes), FFIS (Federal
     Facilities Information System), STATE (State Environmental Laws and
     Statutes), and PADS (PCB Activity Data System).

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     Date of Government Version: 04/12/2007    Source: EPA
     Date Data Arrived at EDR: 05/17/2007      Telephone: (215) 814-5000
     Date Made Active In Reports: 07/05/2007   Last EDR Contact: 07/02/2007
     Number of Days to Update: 49              Next Scheduled EDR Contact: 10/01/2007
                                               Data Release Frequency: Quarterly

RAATS: RCRA Administrative Action Tracking System

     RCRA Administration Action Tracking System. RAATS contains records based on enforcement actions issued under RCRA pertaining to major violators and includes administrative and civil actions brought by the EPA. For administration actions after September 30, 1995, data entry in the RAATS database was discontinued. EPA will retain a copy of the database for historical records. It was necessary to terminate RAATS because a decrease in agency resources made it impossible to continue to update the information contained in the database.

     Date of Government Version: 04/17/1995    Source: EPA
     Date Data Arrived at EDR: 07/03/1995      Telephone: 202-564-4104
     Date Made Active in Reports: 08/07/1995   Last EDR Contact: 08/31/2007
     Number of Days to Update: 35              Next Scheduled EDR Contact: 12/03/2007
                                               Data Release Frequency: No Update Planned

BRS: Biennial Reporting System

     The Biennial Reporting System is a national system administered by the EPA that collects data on the generation and management of hazardous waste. BRS captures detailed data from two groups: Large Quantity Generators (LQG) and
     Treatment, Storage, and Disposal Facilities.

     Date of Government Version: 12/31/2005    Source: EPA/NTIS
     Date Data Arrived at EDR: 03/06/2007      Telephone: 800-424-9346
     Date Made Active in Reports: 04/13/2007   Last EDR Contact: 09/12/2007
     Number of Days to Update: 36              Next Scheduled EDR Contact: 12/10/2007
                                               Data Release Frequency: Biennially

USGS WATER WELLS: National Water Information System (NWIS)

     This database consists of well records in the United States. Available site descriptive information includes well location information (latitude and longitude, well depth, site use, water use, and aquifer).

     Date of Government Version: 03/25/2005    Source: USGS
     Date Data Arrived at EDR: 03/25/2005      Telephone: N/A
     Date Made Active In Reports: N/A          Last EDR Contact: 03/25/2005
     Number of Days to Update: 0               Next Scheduled EDR Contact: N/A
                                               Data Release Frequency: N/A

PWS: Public Water System Data

     This Safe Drinking Water Information System (SDWIS) file contains public water systems name and address, population served and the primary source of water

     Date of Government Version: 02/24/2000    Source: EPA
     Date Data Arrived at EDR: 04/27/2005      Telephone: N/A
     Date Made Active in Reports: N/A          Last EDR Contact: 08/20/2007
     Number of Days to Update: 0               Next Scheduled EDR Contact: 11/19/2007
                                               Data Release Frequency: N/A

STATE AND LOCAL RECORDS

SHWS: Hazardous Sites Cleanup Act Site List

     The Hazardous Sites Cleanup Act Site List includes sites listed on PA
     Priority List, sites delisted from PA Priority List, Interim Response
     Completed sites, and Sites Being Studied or Response Being Planned.

     Date of Government Version: 04/02/2007    Source: Department Environmental Protection
     Date Data Arrived at EDR: 05/17/2007      Telephone: 717-783-7816
     Date Made Active in Reports: 06/14/2007   Last EDR Contact: 08/15/2007
     Number of Days to Update: 28              Next Scheduled EDR Contact: 11/12/2007
                                               Data Release Frequency: Semi-Annually

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HSCA: HSCA Remedial Sites Listing

     A list of remedial sites on the PA Priority List. This is the PA state equivalent of the federal NPL superfund list.

     Date of Government Version: 05/05/2004    Source: Department of Environmental Protection
     Date Data Arrived at EDR: 05/26/2004      Telephone: 717-783-7816
     Date Made Active in Reports: 06/24/2004   Last EDR Contact: 08/15/2007
     Number of Days to Update: 29              Next Scheduled EDR Contact: 11/12/2007
                                               Data Release Frequency: Varies

SWF/LF: Operating Facilities

     The listing Includes Municipal Waste Landfills, Construction/Demolition
     Waste Landfills and Waste-to-Energy Facilities.

     Date of Government Version: 08/10/2006    Source: Department of Environmental Protection
     Date Data Arrived at EDR: 10/09/2006      Telephone: 717-787-7564
     Date Made Active in Reports: 11/08/2006   Last EDR Contact: 06/22/2007
     Number of Days to Update: 30              Next Scheduled EDR Contact: 09/17/2007
                                               Data Release Frequency: Semi-Annually

HIST LF: Abandoned Landfill Inventory

     The report provides facility information recorded in the Pennsylvania
     Department of Environmental Protection ALI database. Some of this information has been abstracted from old records and may not accurately reflect the current conditions and status at these facilities

     Date of Government Version: 01/04/2005    Source: Department of Environmental Protection
     Date Data Arrived at EDR: 01/04/2005      Telephone: 717-787-7564
     Date Made Active in Reports: 02/04/2005   Last EDR Contact: 06/15/2007
     Number of Days to Update: 31              Next Scheduled EDR Contact: 09/17/2007
                                               Data Release Frequency: Varies

HIST LF INVENTORY: Facility Inventory

     A listing of solid waste facilities. This listing is no longer updated or maintained by the Department of Environmental Protection. At the time the listing was available, the DEP?s name was the Department of Environmental
     Resources.

     Date of Government Version: 06/02/1999    Source: Department of Environmental Protection
     Date Data Arrived at EDR: 07/12/2005      Telephone: 717-787-7381
     Date Made Active in Reports: 08/11/2005   Last EDR Contact: 09/19/2005
     Number of Days to Update: 30              Next Scheduled EDR Contact: 12/19/2005
                                               Data Release Frequency: No Update Planned

HIST LF INACTIVE: Inactive Facilities List

     A listing of inactive non-hazardous facilities (10000 & 300000 series).
     This listing is no longer updated or maintained by the Department of
     Environmental Protection. At the time the listing was available, the DEP?s name was the Department of Environmental Resources.

     Date of Government Version: 12/20/1994    Source: Department of Environmental Protection
     Date Data Arrived at EDR: 07/12/2005      Telephone: 717-787-7381
     Date Made Active in Reports: 08/11/2005   Last EDR Contact: 06/21/2005
     Number of Days to Update: 30              Next Scheduled EDR Contact: 12/19/2005
                                               Data Release Frequency: No Update Planned

LUST: Storage Tank Release Sites

     Leaking Underground Storage Tank Incident Reports. LUST records contain an inventory of reported leaking underground storage tank incidents. Not all states maintain these records, and the information stored varies by state.

     Date of Government Version: 07/02/2007    Source: Department of Environmental Protection
     Date Data Arrived at EDR: 07/13/2007      Telephone: 717-783-7509
     Date Made Active in Reports: 07/30/2007   Last EDR Contact: 07/13/2007
     Number of Days to Update: 17              Next Scheduled EDR Contact: 10/08/2007
                                               Data Release Frequency: Semi-Annually

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UNREG LTANKS: Unregulated Tank Cases

     Leaking storage tank cases from unregulated storage tanks.

     Date of Government Version: 04/12/2002    Source: Department of Environmental Protection
     Date Data Arrived at EDR: 08/14/2003      Telephone: 717-783-7509
     Date Made Active in Reports: 08/29/2003   Last EDR Contact: 08/14/2003
     Number of Days to Update: 15              Next Scheduled EDR Contact: N/A
                                               Data Release Frequency: No Update Planned

UST: Listing of Pennsylvania Regulated Underground Storage Tanks

     Registered Underground Storage Tanks. UST's are regulated under Subtitle I of the Resource Conservation and Recovery Act (RCRA) and must be registered with the state department responsible for administering the UST program.
     Available information varies by state program.

     Date of Government Version: 04/02/2007    Source: Department of Environmental Protection
     Date Data Arrived at EDR: 04/11/2007      Telephone: 717-772-5599
     Date Made Active in Reports: 05/03/2007   Last EDR Contact: 07/27/2007
     Number of Days to Update: 22              Next Scheduled EDR Contact: 10/08/2007
                                               Data Release Frequency: Varies

ARCHIVE UST: Archived Underground Storage Tank Sites

     The list includes tanks storing highly hazardous substances that were removed from the DEP's Storage Tank Information database because of the
     Department's policy on sensitive information. The list also may include tanks that are removed or permanently closed.

     Date of Government Version: 04/02/2007    Source: Department of Environmental Protection
     Date Data Arrived at EDR: 04/11/2007      Telephone: 717-772-5599
     Date Made Active in Reports: 05/04/2007   Last EDR Contact: 07/27/2007
     Number of Days to Update: 23              Next Scheduled EDR Contact: 10/08/2007
                                               Data Release Frequency: Varies

LAST: Storage Tank Release Sites

     Leaking Aboveground Storage Tank Incident Reports.

     Date of Government Version: 07/02/2007    Source: Department of Environmental Protection
     Date Data Arrived at EDR: 07/13/2007      Telephone: 717-783-7509
     Date Made Active in Reports: 07/30/2007   Last EDR Contact: 07/13/2007
     Number of Days to Update: 17              Next Scheduled EDR Contact: 10/08/2007
                                               Data Release Frequency: Semi-Annually

AST: Listing of Pennsylvania Regulated Aboveground Storage Tanks

     Registered Aboveground Storage Tanks.

     Date of Government Version: 04/02/2007    Source: Department of Environmental Protection
     Date Data Arrived at EDR: 04/11/2007      Telephone: 717-772-5599
     Date Made Active in Reports: 05/03/2007   Last EDR Contact: 07/27/2007
     Number of Days to Update: 22              Next Scheduled EDR Contact: 10/08/2007
                                               Data Release Frequency: Varies

ARCHIVE AST: Archived Aboveground Storage Tank Sites

     The list includes aboveground tanks with a capacity greater than 21,000 gallons that were removed from the DEP's Storage Tank Information database because of the Department's policy on sensitive information. The list also may include tanks that are removed or permanently closed.

     Date of Government Version: 04/02/2007    Source: Department of Environmental Protection
     Date Data Arrived at EDR: 04/11/2007      Telephone: 717-772-5599
     Date Made Active in Reports: 05/04/2007   Last EDR Contact: 07/27/2007
     Number of Days to Update: 23              Next Scheduled EDR Contact: 10/08/2007
                                               Data Release Frequency: Varies

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MANIFEST: Manifest Information

     Hazardous waste manifest information.

     Date of Government Version: 12/31/2005    Source: Department of Environmental Protection
     Date Data Arrived at EDR: 03/17/2006      Telephone: N/A
     Date Made Active in Reports: 06/06/2006   Last EDR Contact: 09/10/2007
     Number of Days to Update: 81              Next Scheduled EDR Contact: 12/10/2007
                                               Data Release Frequency: Annually

ACT 2-DEED: Act 2-Deed Acknowledgment Sites

     This listing pertains to sites where the Department has approved a cleanup requiring a deed acknowledgment under Act 2. This list includes sites remediated to a non-residential Statewide health standard (Section 303(g));
     all sites demonstrating attainment of a Site-specific standard (Section
     304(m)); and sites being remediated as a special industrial area (Section
     305(g)). Persons who remediated a site to a standard that requires a deed acknowledgment shall comply with the requirements of the Solid Waste
     Management Act or the Hazardous Sites Cleanup Act, as referenced in Act 2.
     These statutes require a property description section in the deed concerning the hazardous substance disposal on the site. The location of disposed hazardous substances and a description of the type of hazardous substances disposed on the site shall be included in the deed acknowledgment. A deed acknowledgment is required at the time of conveyance of the property.

     Date of Government Version: 06/08/2007    Source: Department of Environmental Protection
     Date Data Arrived at EDR: 06/08/2007      Telephone: 717-783-9470
     Date Made Active in Reports: 07/30/2007   Last EDR Contact: 08/13/2007
     Number of Days to Update: 52              Next Scheduled EDR Contact: 11/12/2007
                                               Data Release Frequency: Varies

ENG CONTROLS: Engineering Controls Site Listing

     Under the Land Recycling Act (Act 2) persons who perform a site cleanup using the site-specific standard or the special industrial area standard may use engineering or institutional controls as part of the response action. Engineering controls include various forms of caps, building foundations, liners, and treatment methods to create pathway elimination for regulated substances to enter environmental media or effect human health.

     Date of Government Version: 12/19/2006    Source: Department of Environmental Protection
     Date Data Arrived at EDR: 12/20/2006      Telephone: 717-783-9470
     Date Made Active in Reports: 01/30/2007   Last EDR Contact: 08/17/2007
     Number of Days to Update: 41              Next Scheduled EDR Contact: 11/12/2007
                                               Data Release Frequency: Varies

INST CONTROL: Institutional Controls Site Listing

     Under the Land Recycling Act (Act 2) persons who perform a site cleanup using the site-specific standard or the special industrial area standard may use engineering or institutional controls as part of the response action. Institutional controls include administrative measures, such as groundwater use restrictions, construction restrictions, property use restrictions, and post remediation care requirements intended to prevent exposure to contaminants remaining on site. Deed restrictions are generally required as part of the institutional controls.

     Date of Government Version: 12/19/2006    Source: Department of Environmental Protection
     Date Data Arrived at EDR: 12/20/2006      Telephone: 717-783-9470
     Date Made Active in Reports: 01/30/2007   Last EDR Contact: 08/17/2007
     Number of Days to Update: 41              Next Scheduled EDR Contact: 11/12/2007
                                               Data Release Frequency: Varies

VCP: Voluntary Cleanup Program Sites

     Sites involved in the Voluntary Cleanup Program

     Date of Government Version: 06/20/2007    Source: Department of Environmental Protection
     Date Data Arrived at EDR: 06/21/2007      Telephone: 717-783-2388
     Date Made Active in Reports: 07/30/2007   Last EDR Contact: 08/13/2007
     Number of Days to Update: 39              Next Scheduled EDR Contact: 11/12/2007
                                               Data Release Frequency: Semi-Annually

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DRYCLEANERS: Drycleaner Facility Locations

     A listing of drycleaner facility locations.

     Date of Government Version: 01/23/2007    Source: Department of Environmental Protection
     Date Data Arrived at EDR: 01/23/2007      Telephone: 717-787-9702
     Date Made Active in Reports: 03/12/2007   Last EDR Contact: 07/30/2007
     Number of Days to Update: 48              Next Scheduled EDR Contact: 10/15/2007
                                               Data Release Frequency: Varies

BROWNFIELDS: Brownfields Sites

     Brownfields are generally defined as abandoned or underused industrial or commercial properties where redevelopment is complicated by actual or perceived environmental contamination. Brownfields vary in size, location, age and past use. They can range from a small, abandoned corner gas station to a large, multi-acre former manufacturing plant that has been closed for years.

     Date of Government Version: 06/08/2007    Source: Department of Environmental Protection
     Date Data Arrived at EDR: 06/08/2007      Telephone: 717-783-7509
     Date Made Active in Reports: 07/30/2007   Last EDR Contact: 09/04/2007
     Number of Days to Update: 52              Next Scheduled EDR Contact: 11/12/2007
                                               Data Release Frequency: Varies

AIRS: Permit and Emissions Inventory Data

     Permit and emissions inventory data.

     Date of Government Version: 12/31/2006    Source: Department of Environmental Protection
     Date Data Arrived at EDR: 01/25/2007      Telephone: 717-787-9702
     Date Made Active in Reports: 03/12/2007   Last EDR Contact: 07/23/2007
     Number of Days to Update: 46              Next Scheduled EDR Contact: 10/22/2007
                                               Data Release Frequency: Annually

TRIBAL RECORDS
--------------

INDIAN RESERV: Indian Reservations

     This map layer portrays Indian administered lands of the United States that have any area equal to or greater than 640 acres.

     Date of Government Version: 12/31/2005    Source: USGS
     Date Data Arrived at EDR: 12/08/2006      Telephone: 202-208-3710
     Date Made Active in Reports: 01/11/2007   Last EDR Contact: 08/09/2007
     Number of Days to Update: 34              Next Scheduled EDR Contact: 11/05/2007
                                               Data Release Frequency: Semi-Annualty

INDIAN LUST R7: Leaking Underground Storage Tanks on Indian Land

     LUSTs on Indian land in Iowa, Kansas, and Nebraska

     Date of Government Version: 06/01/2007    Source: EPA Region 7
     Date Data Arrived at EDR: 06/14/2007      Telephone: 913-551-7003
     Date Made Active in Reports: 07/05/2007   Last EDR Contact: 08/20/2007
     Number of Days to Update: 21              Next Scheduled EDR Contact: 11/19/2007
                                               Data Release Frequency: Varies

INDIAN LUST R8: Leaking Underground Storage Tanks on Indian Land

     LUSTs on Indian land in Colorado, Montana, North Dakota, South Dakota, Utah and Wyoming.

     Date of Government Version: 05/30/2007    Source: EPA Region 8
     Date Data Arrived at EDR: 05/31/2007      Telephone: 303-312-6271
     Date Made Active in Reports: 07/05/2007   Last EDR Contact: 08/20/2007
     Number of Days to Update: 35              Next Scheduled EDR Contact: 11/19/2007
                                               Data Release Frequency: Quarterly

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INDIAN LUST R6: Leaking Underground Storage Tanks on Indian Land

     LUSTs on Indian land in New Mexico and Oklahoma.

     Date of Government Version: 01/04/2005    Source: EPA Region 6
     Date Data Arrived at EDR: 01/21/2005      Telephone: 214-665-6597
     Date Made Active in Reports: 02/28/2005   Last EDR Contact: 08/20/2007
     Number of Days to Update: 38              Next Scheduled EDR Contact: 11/19/2007
                                               Data Release Frequency: Varies

INDIAN LUST R4: Leaking Underground Storage Tanks on Indian Land

     LUSTs on Indian land in Florida, Mississippi and North Carolina.

     Date of Government Version: 03/20/2007    Source; EPA Region 4
     Date Data Arrived at EDR: 04/16/2007      Telephone: 404-562-8677
     Date Made Active in Reports: 05/14/2007   Last EDR Contact: 08/20/2007
     Number of Days to Update: 28              Next Scheduled EDR Contact: 11/19/2007
                                               Data Release Frequency: Seml-Annually

INDIAN LUST R1: Leaking Underground Storage Tanks on Indian Land

     A listing of leaking underground storage tank locations on Indian Land.

     Date of Government Version: 12/01/2006    Source: EPA Region 1
     Date Data Arrived at EDR: 12/01/2006      Telephone: 617-918-1313
     Date Made Active in Reports: 01/29/2007   Last EDR Contact: 08/20/2007
     Number of Days to Update: 59              Next Scheduled EDR Contact: 11/19/2007
                                               Data Release Frequency: Varies

INDIAN LUST R10: Leaking Underground Storage Tanks on Indian Land

     LUSTs on Indian land in Alaska, Idaho, Oregon and Washington.

     Date of Government Version: 05/23/2007    Source: EPA Region 10
     Date Data Arrived at EDR: 05/24/2007      Telephone: 206-553-2857
     Date Made Active in Reports: 07/05/2007   Last EDR Contact: 08/20/2007
     Number of Days to Update: 42              Next Scheduled EDR Contact: 11/19/2007
                                               Data Release Frequency: Quarterly

INDIAN LUST R9: Leaking Underground Storage Tanks on Indian Land

     LUSTs on Indian land in Arizona, California, New Mexico and Nevada

     Date of Government Version: 06/18/2007    Source: Environmental Protection  Agency
     Date Data Arrived at EDR: 06/18/2007      Telephone: 415-972-3372
     Date Made Active In Reports: 07/05/2007   Last EDR Contact: 08/20/2007
     Number of Days to Update: 17              Next Scheduled EDR Contact: 11/19/2007
                                               Data Release Frequency: Quarterly

INDIAN UST R8: Underground Storage Tanks on Indian Land

     Date of Government Version: 05/30/2007    Source: EPA Region 8
     Date Data Arrived at EDR: 05/31/2007      Telephone: 303-312-6137
     Date Made Active in Reports: 07/05/2007   Last EDR Contact: 08/20/2007
     Number of Days to Update: 35              Next Scheduled EDR Contact: 11/19/2007
                                               Data Release Frequency: Quarterly

INDIAN UST R5: Underground Storage Tanks on Indian Land

     Date of Government Version: 12/02/2004    Source: EPA Region 5
     Date Data Arrived at EDR: 12/29/2004      Telephone: 312-886-6136
     Date Made Active in Reports: 02/04/2005   Last EDR Contact: 08/20/2007
     Number of Days to Update: 37              Next Scheduled EDR Contact: 11/19/2007
                                               Data Release Frequency: Varies

                                                                      Page GR-13

               GOVERNMENT RECORDS SEARCHED / DATA CURRENCY TRACKING

INDIAN UST R10: Underground Storage Tanks on Indian Land

     Date of Government Version: 05/23/2007    Source: EPA Region 10
     Date Data Arrived at EDR: 05/24/2007      Telephone: 206-553-2857
     Date Made Active in Reports: 07/05/2007   Last EDR Contact: 08/20/2007
     Number of Days to Update: 42              Next Scheduled EDR Contact: 11/19/2007
                                               Data Release Frequency: Quarterly

INDIAN UST R6: Underground Storage Tanks on Indian Land

     Date of Government Version: 06/06/2007    Source: EPA Region 6
     Date Data Arrived at EDR: 06/07/2007      Telephone: 214-665-7591
     Date Made Active in Reports: 07/05/2007   Last EDR Contact: 08/20/2007
     Number of Days to Update: 28              Next Scheduled EDR Contact: 11/19/2007
                                               Data Release Frequency: Semi-Annually

INDIAN UST R7: Underground Storage Tanks on Indian Land

     Date of Government Version: 06/01/2007    Source: EPA Region 7
     Date Data Arrived at EDR: 06/14/2007      Telephone: 913-551-7003
     Date Made Active in Reports: 07/05/2007   Last EDR Contact: 08/20/2007
     Number of Days to Update: 21              Next Scheduled EDR Contact: 11/19/2007
                                               Data Release Frequency: Varies

INDIAN UST R4: Underground Storage Tanks on Indian Land

     Date of Government Version: 03/20/2007    Source: EPA Region 4
     Date Data Arrived at EDR: 04/16/2007      Telephone: 404-562-9424
     Date Made Active in Reports: 05/14/2007   Last EDR Contact: 08/20/2007
     Number of Days to Update: 28              Next Scheduled EDR Contact: 11/19/2007
                                               Data Release Frequency: Semi-Annually

INDIAN UST R9: Underground Storage Tanks on Indian Land

     Date of Government Version: 06/18/2007    Source: EPA Region 9
     Date Data Arrived at EDR: 06/18/2007      Telephone: 415-972-3368
     Date Made Active in Reports: 07/05/2007   Last EDR Contact: 08/20/2007
     Number of Days to Update: 17              Next Scheduled EDR Contact: 11/19/2007
                                               Data Release Frequency: Quarterly

INDIAN UST R1: Underground Storage Tanks on Indian Land

     A listing of underground storage tank locations on Indian Land.

     Date of Government Version: 12/01/2006    Source: EPA, Region 1
     Date Data Arrived at EDR: 12/01/2006      Telephone: 617-918-1313
     Date Made Active in Reports: 01/29/2007   Last EDR Contact: 08/20/2007
     Number of Days to Update: 59              Next Scheduled EDR Contact: 11/19/2007
                                               Data Release Frequency: Varies

EDR PROPRIETARY RECORDS
-----------------------

MANUFACTURED GAS PLANTS: EDR Proprietary Manufactured Gas Plants

     The EDR Proprietary Manufactured Gas Plant Database includes records of coal gas plants (manufactured gas plants) compiled by EDR's researchers.
     Manufactured gas sites were used in the United States from the 1800's to
     1950's to produce a gas that could be distributed and used as fuel. These plants used whale oil, rosin, coal, or a mixture of coal, oil, and water that also produced a significant amount of waste. Many of the byproducts of the gas production, such as coal tar (oily waste containing volatile and non-volatile chemicals), sludges, oils and other compounds are potentially hazardous to human health and the environment. The byproduct from this process was frequently disposed of directly at the plant site and can remain or spread slowly, serving as a continuous source of soil and groundwater contamination.

                                                                      Page GR-14

               GOVERNMENT RECORDS SEARCHED / DATA CURRENCY TRACKING

     Date of Government Version: N/A           Source: EDR, Inc.
     Date Data Arrived at EDR: N/A             Telephone: N/A
     Date Made Active in Reports: N/A          Last EDR Contact: N/A
     Number of Days to Update: N/A             Next Scheduled EDR Contact: N/A
                                               Data Release Frequency: No Update Planned

EDR HISTORICAL AUTO STATIONS: EDR Proprietary Historic Gas Stations

     EDR has searched selected national collections of business directories and has collected listings of potential gas station/filling station/service station sites that were available to EDR researchers. EDR's review was limited to those categories of sources that might, in EDR's opinion, include gas station/filling station/service station establishments. The categories reviewed included, but were not limited to gas, gas station, gasoline station, filling station, auto, automobile repair, auto service station, service station, etc.

     Date of Government Version: N/A           Source: EDR, Inc.
     Date Data Arrived at EDR: N/A             Telephone: N/A
     Date Made Active in Reports: N/A          Last EDR Contact: N/A
     Number of Days to Update: N/A             Next Scheduled EDR Contact: N/A
                                               Data Release Frequency: Varies

EDR HISTORICAL CLEANERS: EDR Proprietary Historic Dry Cleaners

     EDR has searched selected national collections of business directories and has collected listings of potential dry cleaner sites that were available to EDR researchers. EDR's review was limited to those categories of sources that might, in EDR's opinion, include dry cleaning establishments. The categories reviewed included, but were not limited to dry cleaners, cleaners, laundry, laundromat, cleaning/laundry, wash & dry etc.

     Date of Government Version: N/A           Source: EDR, Inc.
     Date Data Arrived at EDR: N/A             Telephone: N/A
     Date Made Active in Reports: N/A          Last EDR Contact: N/A
     Number of Days to Update: N/A             Next Scheduled EDR Contact: N/A
                                               Data Release Frequency: Varies
FEDERAL RECORDS
---------------

COLLEGES: Integrated Postsecondary Education Data

     The National Center for Education Statistics' primary database on integrated postsecondary education in the United States.

     Date of Government Version: N/A           Source: National Center for Education Statistics
     Date Data Arrived at EDR: 10/12/2005      Telephone: 202-502-7300
     Date Made Active in Reports: N/A          Last EDR Contact: 09/22/2006
     Number of Days to Update: 0               Next Scheduled EDR Contact: N/A
                                               Data Release Frequency: N/A

PRIVATE SCHOOLS: Private Schools of the United States

     The National Center for Education Statistics' primary database on private school locations in the United States.

     Date of Government Version: N/A           Source: National Center for Education Statistics
     Date Data Arrived at EDR: 10/07/2005      Telephone: 202-502-7300
     Date Made Active in Reports: N/A          Last EDR Contact: 09/22/2006
     Number of Days to Update: 0               Next Scheduled EDR Contact: N/A
                                               Data Release Frequency: N/A

NURSING HOMES: Directory of Nursing Homes

     Information on Medicare and Medicaid certified nursing homes in the United
     States.

     Date of Government Version: N/A           Source: N/A
     Date Data Arrived at EDR: 10/11/2005      Telephone: 800-568-3282
     Date Made Active in Reports: N/A          Last EDR Contact: 09/22/2006
     Number of Days to Update: 0               Next Scheduled EDR Contact: N/A
                                               Data Release Frequency: N/A

                                                                      Page GR-15

              GOVERNMENT RECORDS SEARCHED / DATA CURRENCY TRACKING

PUBLIC SCHOOLS: Public Schools

     The National Center for Education Statistics' primary database on elementary and secondary public education in the United States. It is a comprehensive, annual, national statistical database of all public elementary and secondary schools and school districts, which contains data that are comparable across all states.

     Date of Government Version: N/A           Source: National Center for Education statistics
     Date Data Arrived at EDR: 07/13/2004      Telephone: 202-502-7300
     Date Made Active in Reports: N/A          Last EDR Contact: 07/11/2007
     Number of Days to Update: 0               Next Scheduled EDR Contact: 10/08/2007
                                               Data Release Frequency: N/A

HOSPITALS: AHA Hospital Guide

     The database includes a listing of hospitals based on the American Hospital
     Association's annual survey of hospitals.

     Date of Government Version: N/A           Source: American Hospital Association
     Date Data Arrived at EDR: 10/19/1994      Telephone: 800-242-2626
     Date Made Active in Reports: N/A          Last EDR Contact: 09/22/2006
     Number of Days to Update: 0               Next Scheduled EDR Contact: N/A
                                               Data Release Frequency: N/A

MEDICAL CENTERS: Provider of Services Listing

     A listing of hospitals with Medicare provider number, produced by Centers of Medicare & Medicaid Services, a federal agency within the U.S.
     Department of Health & Human Services.

     Date of Government Version: 06/01/1998    Source: Centers for Medicare & Medicaid Services
     Date Data Arrived at EDR: 11/10/2005      Telephone: 410-786-3000
     Date Made Active in Reports: N/A          Last EDR Contact: 01/12/2007
     Number of Days to Update: 0               Next Scheduled EDR Contact: N/A
                                               Data Release Frequency: N/A

OTHER DATABASE(S)
-----------------

Depending on the geographic area covered by this report, the data provided in these specialty databases may or may not be complete. For example, the existence of wetlands information data in a specific report does not mean that all wetlands in the area covered by the report are included. Moreover, the absence of any reported wetlands information does not necessarily mean that wetlands do not exist in the area covered by the report.

CT MANIFEST: Hazardous Waste Manifest Data

     Facility and manifest data. Manifest is a document that lists and tracks hazardous waste from the generator through transporters to a tsd facility.

     Date of Government Version: 12/31/2005    Source: Department of Environmental Protection
     Date Data Arrived at EDR: 06/15/2007      Telephone: 860-424-3375
     Date Made Active in Reports: 08/20/2007   Last EDR Contact: 09/12/2007
     Number of Days to Update: 66              Next Scheduled EDR Contact: 12/10/2007
                                               Data Release Frequency: Annually

NJ MANIFEST: Manifest Information

     Hazardous waste manifest information.

     Date of Government Version: 04/01/2007    Source: Department of Environmental Protection
     Date Data Arrived at EDR: 04/05/2007      Telephone: N/A
     Date Made Active in Reports: 05/08/2007   Last EDR Contact: 07/03/2007
     Number of Days to Update: 33              Next Scheduled EDR Contact: 10/01/2007
                                               Data Release Frequency: Annually

NY MANIFEST: Facility and Manifest Data

     Manifest is a document that lists and tracks hazardous waste from the generator through transporters to a TSD facility.

                                                                      Page GR-16

              GOVERNMENT RECORDS SEARCHED / DATA CURRENCY TRACKING

     Date of Government Version: 10/26/2006    Source: Department of Environmental Conservation
     Date Data Arrived at EDR: 11/29/2006      Telephone: 518-402-8651
     Date Made Active in Reports: 01/05/2007   Last EDR Contact: 08/30/2007
     Number of Days to Update: 37              Next Scheduled EDR Contact: 11/26/2007
                                               Data Release Frequency: Annually

RL MANIFEST: Manifest information

     Hazardous waste manifest information

     Date of Government Version: 04/09/2007    Source: Department of Environmental Management
     Date Data Arrived at EDR: 04/12/2007      Telephone: 401-222-2797
     Date Made Active in Reports: 04/27/2007   Last EDR Contact: 06/18/2007
     Number of Days to Update: 15              Next Scheduled EDR Contact: 09/17/2007
                                               Data Release Frequency: Annually

VT MANIFEST: Hazardous Waste Manifest Data

    Hazardous waste manifest information.

    Date of Government Version: 12/31/2006     Source: Department of Environmental Conservation
    Date Data Arrived at EDR: 04/03/2007       Telephone: 802-241-3443
    Date Made Active in Reports: 04/24/2007    Last EDR Contact: 08/13/2007
    Number of Days to Update: 21               Next Scheduled EDR Contact: 11/12/2007
                                               Data Release Frequency: Annually

WI MANIFEST: Manifest Information

     Hazardous waste manifest information.

     Date of Government Version: 12/31/2006    Source: Department of Natural Resources
     Date Data Arrived at EDR: 04/27/2007      Telephone: N/A
     Date Made Active in Reports: 06/08/2007   Last EDR Contact: 07/09/2007
     Number of Days to Update: 42              Next Scheduled EDR Contact: 10/08/2007
                                               Data Release Frequency: Annually

OIL/GAS PIPELINES: This data was obtained by EDR from the USGS in 1994. It is referred to by USGS as GeoData Digital Line Graphs from 1:100,000-Scale Maps. It was extracted from the transportation category including some oil, but primarily gas pipelines.

ELECTRIC POWER TRANSMISSION LINE DATA

     Source: PennWell Corporation
     Telephone: (800) 823-6277

     This map includes information copyrighted by PennWell Corporation. This information is provided on a best effort basis and PennWell Corporation does not guarantee its accuracy nor warrant its fitness for any particular purpose. Such information has been reprinted with the permission of
     PennWell.

SENSITIVE RECEPTORS: There are individuals deemed sensitive receptors due to their fragile Immune systems and special sensitivity to environmental discharges. These sensitive receptors typically include the elderly, the sick, and children. While the location of all sensitive receptors cannot be determined, EDR indicates those buildings and facilities - schools, daycares, hospitals, medical centers, and nursing homes - where individuals who are sensitive receptors are likely to be located.

     AHA HOSPITALS:

          Source: American Hospital Association, Inc.
          Telephone: 312-280-5991
          The database includes a listing of hospitals based on the American
          Hospital Association's annual survey of hospitals.

     MEDICAL CENTERS: PROVIDER OF SERVICES LISTING

          Source: Centers for Medicare & Medicaid Services
          Telephone: 410-786-3000
          A listing of hospitals with Medicare provider number, produced by
          Centers of Medicare & Medicaid Services, a federal agency within the
          U.S. Department of Health and Human Services.

     NURSING HOMES

          Source: National Institutes of Health
          Telephone: 301-594-6248
          Information on Medicare and Medicaid certified nursing homes in the
          United States.

                                                                      Page GR-17

              GOVERNMENT RECORDS SEARCHED / DATA CURRENCY TRACKING

     PUBLIC SCHOOLS

          Source: National Center for Education Statistics
          Telephone: 202-502-7300

          The National Center for Education Statistics' primary database on elementary and secondary public education in the United States. It is a comprehensive, annual, national statistical database of all public elementary and secondary schools and school districts, which contains data that are comparable across all states.

     PRIVATE SCHOOLS

          Source: National Center for Education Statistics
          Telephone: 202-502-7300

          The National Center for Education Statistics' primary database on private school locations in the United States.

     DAYCARE CENTERS: CHILD CARE FACILITY LIST

          Source: Department of Public Welfare
          Telephone: 717-783-3856

FLOOD ZONE DATA: This data, available in select counties across the country, was obtained by EDR in 1999 from the Federal Emergency Management Agency (FEMA).
Data depicts 100-year and 500-year flood zones as defined by FEMA.

NWI: National Wetlands Inventory. This data, available in select counties across the country, was obtained by EDR in 2002 and 2005 from the U.S. Fish and
Wildlife Service.

STREET AND ADDRESS INFORMATION
------------------------------

(C) 2007 Tele Atlas North America, Inc. All rights reserved. This material is proprietary and the subject of copyright protection and other intellectual property rights owned by or licensed to Tele Atlas North America, Inc. The use of this material is subject to the terms of a license agreement. You will be held liable for any unauthorized copying or disclosure of this material.

                                                                      Page GR-18

                  GEOCHECK(R) - PHYSICAL SETTING SOURCE ADDENDUM

TARGET PROPERTY ADDRESS

     2811 CHARTER ROAD
     2811 CHARTER ROAD
     PHILADELPHIA, PA 19154

TARGET PROPERTY COORDINATES

     Latitude (North):                40.09470 - 40DEG. 5' 40.9"
     Longitude (West):                75.0027 - 75DEG. 0' 9.7"
     Universal Tranverse Mercator:    Zone 18
     UTM X (Meters):                  499769.8
     UTM Y (Meters):                  4438058.0
     Elevation:                       126 ft. above sea level

USGS TOPOGRAPHIC MAP

     Target Property Map:             40075-A1 FRANKFORD, PA
     Most Recent Revision:            1997

     East Map:                        40074-A8 BEVERLY, PA
     Most Recent Revision:            1997

EDR's GeoCheck Physical Setting Source Addendum is provided to assist the environmental professional in forming an opinion about the impact of potential contaminant migration.

Assessment of the impact of contaminant migration generally has two principle investigative components:

   1.   Groundwater flow direction, and
   2.   Groundwater flow velocity.

Groundwater flow direction may be impacted by surface topography, hydrology, hydrogeology, characteristics of the soil, and nearby wells. Groundwater flow velocity is generally impacted by the nature of the geologic strata.

                                                                        Page A-1

                  GEOCHECK(R) - PHYSICAL SETTING SOURCE SUMMARY

GROUNDWATER FLOW DIRECTION INFORMATION
======================================

Groundwater flow direction for a particular site is best determined by a qualified environmental professional using site-specific well data. If such data is not reasonably ascertainable, it may be necessary to rely on other sources of information, such as surface topographic information, hydrologic information, hydrogeologic data collected on nearby properties, and regional groundwater flow information (from deep aquifers).

TOPOGRAPHIC INFORMATION

Surface topography may be indicative of the direction of surficial groundwater flow. This information can be used to assist the environmental professional in forming an opinion about the impact of nearby contaminated properties or, should contamination exist on the target property, what downgradient sites might be impacted.

TARGET PROPERTY TOPOGRAPHY
--------------------------

     General Topographic Gradient: General SE

SURROUNDING TOPOGRAPHY: ELEVATION PROFILES

                                 [GRAPH OMITTED]

                                 [GRAPH OMITTED]

Source: Topography has been determined from the USGS 7.5' Digital Elevation
Model and should be evaluated on a relative (not an absolute) basis. Relative elevation information between sites of close proximity should be field verified.

                                                                        Page A-2

                  GEOCHECK(R) - PHYSICAL SETTING SOURCE SUMMARY

HYDROLOGIC INFORMATION
----------------------

Surface water can act as a hydrologlc barrier to groundwater flow. Such hydrologic information can bo used to assist the environmental professional in forming an opinion about the impact of nearby contaminated properties or, should contamination exist on the target property, what downgradient sites might be impacted.

Refer to the Physical Setting Source Map following this summary for hydrologic information (major waterways and bodies of water).

FEMA FLOOD ZONE
                                           FEMA Flood
   Tarqet Property County                  Electronic Data
   -------------------------------------   -----------------------------------
   PHILADELPHIA, PA                        YES - refer to the Overview Map and
                                           Detail Map

   Flood Plain Panel at Target Property:   4207570107F

   Additional Panels in search area:       4207570126F
                                           4207570128F
                                           4207570109F

NATIONAL WETLAND INVENTORY

                                 NWI Electronic
   NWI Quad at Tarqet Property   Data Coverage
   ---------------------------   --------------
   FRANKFORD                     Not Available

HYDROGEOLOGIC INFORMATION
-------------------------

Hydrogeologic information obtained by installation of wells on a specific site can often be an indicator of groundwater flow direction in the immediate area.
Such hydrogeologic information can be used to assist the environmental professional in forming an opinion about the impact of nearby contaminated properties or, should contamination exist on the target properly, what downgradient sites might be impacted.

AQUIFLOW(R)

     Search Radius: 1.000 Mile.

EDR has developed the AQUIFLOW information System to provide data on the general direction of groundwater flow at specific points. EDR has reviewed reports submitted by environmental professionals to regulatory authorities at select sites and has extracted the date of the report, groundwater flow direction as determined hydrogeologically, and the depth to water table.

                  LOCATION   GENERAL DIRECTION
   MAP ID          FROM TP    GROUNDWATER FLOW
   ------------   --------   -----------------
   Not Reported

                                                                        Page A-3

                   GEOCHECK(R) - PHYSICAL SETTING SOURCE SUMMARY

GROUNDWATER FLOW VELOCITY INFORMATION
=====================================

Groundwater flow velocity information for a particular site is best determined by a qualified environmental professional using site specific geologic and soil strata data. If such data are not reasonably ascertainable, it may be necessary to rely on other sources of information, including geologic age identification, rock stratigraphic unit and soil characteristics data collected on nearby properties and regional soil information. In general, contaminant plumes move more quickly through sandy-gravelly types of soils than silty-clayey types of soils.

GEOLOGIC INFORMATION IN GENERAL AREA OF TARGET PROPERTY
-------------------------------------------------------

Geologic information can be used by the environmental professional in forming an opinion about the relative speed at which contaminant migration may be occurring.

ROCK STRATIGRAPHIC UNIT                      GEOLOGIC AGE IDENTIFICATION

   Era:      Paleozoic                       Category:   Eugeosynclinal Deposits
   System:   Cambrian
   Series:   Cambrian
   Code:     Ce (decoded above as Era, System & Series)

Geologic Age and Rock Stratigraphic Unit Source: P.G. Schruben, R.E. Arndt and
W.J. Bawiec, Geology of the Conterminous U.S. at 1:2,500,000 Scale - a digital representation of the 1974 P.B. King and H.M. Beikman Map, USGS Digital Data
Series DDS -11 (1994).

DOMINANT SOIL COMPOSITION IN GENERAL AREA OF TARGET PROPERTY

The U.S. Department of Agriculture's (USDA) Soil Conservation Service (SCS)
leads the National Cooperative Soil Survey (NCSS) and is responsible for collecting, storing, maintaining and distributing soil survey information for privately owned lands in the United States. A soil map in a soil survey is a representation of soil patterns in a landscape. Soil maps for STATSGO are compiled by generalizing more detailed (SSURGO) soil survey maps. The following information is based on Soil Conservation Service STATSGO data.

Soil Component Name:                    URBAN LAND

Soil Surface Texture:                   variable

Hydrologic Group:                       Not reported

Soil Drainage Class:                    Not reported

Hydric Status: Soil does not meet the requirements for a hydric soil.

Corrosion Potential - Uncoated Steel:   Not Reported

Depth to Bedrock Min:                   > 10 inches

Depth to Bedrock Max:                   > 10 inches

                                                                        Page A-4

                  GEOCHECK(R) - PHYSICAL SETTING SOURCE SUMMARY

                             SOIL LAYER INFORMATION

            BOUNDARY                            CLASSIFICATION
       -------------------  SOIL TEXTURE  --------------------------  PERMEABILITY  SOIL REACTION
LAYER   UPPER      LOWER       CLASS      AASHTO GROUP  UNIFIED SOIL  RATE (IN/HR)      (PH)
-----  --------  ---------  ------------  ------------  ------------  ------------  -------------

1      0 inches   6 inches  variable      Not reported  Not reported  Max: 0.00     Max: 0.00
                                                                      Min: 0.00     Min: 0.00

OTHER SOIL TYPES IN AREA

Based on Soil Conservation Service STATSGO data, the following additional subordinant soil types may appear within the general area of target property.

Soil Surface Textures:   extremely gravelly - coarse sand
                         silt loam
                         loam

Surficial Soil Types:    extremely gravelly - coarse sand
                         silt loam
                         loam

Shallow Soil Types:      No Other Soil Types

Deeper Soil Types:       extremely gravelly - sand
                         sand
                         stratified
                         clay loam
                         loam
                         sandy loam

LOCAL / REGIONAL WATER AGENCY RECORDS
=====================================

EDR Local/Regional Water Agency records provide water well information to assist the environmental professional in assessing sources that may impact ground water flow direction, and in forming an opinion about the impact of contaminant migration on nearby drinking water wells.

WELL SEARCH DISTANCE INFORMATION
--------------------------------

   DATABASE           SEARCH DISTANCE (miles)
   ----------------   -----------------------
   Federal USGS       1.000
   Federal FRDS PWS   Nearest PWS within 1 mile
   State Database     1.000

FEDERAL USGS WELL INFORMATION

                      LOCATION
   MAP ID   WELL ID   FROM TP
   ------   -------   --------

                                                                        Page A-5

                  GEOCHECK(R)- PHYSICAL SETTING SOURCE SUMMARY

FEDERAL USGS WELL INFORMATION

                                        LOCATION
       MAP ID           WELL ID          FROM TP
-------------------   -----------   ----------------
         A2           USGS2138902   1/2 - 1 Mile ESE
         A4           USGS2138898   1/2 - 1 Mile ESE
         B5           USGS2138940   1/2 - 1 Mile ENE

FEDERAL FRDS PUBLIC WATER SUPPLY SYSTEM INFORMATION

                                        LOCATION
       MAP ID           WELL ID         FROM TP
-------------------   -----------   ---------------
No PWS System Found

Note: PWS System location is not always the same as well location.

STATE DATABASE WELL INFORMATION

                                            LOCATION
       MAP ID             WELL ID            FROM TP
-------------------   ---------------   ----------------
         A1           PA1000000041588   1/2 - 1 Mile ESE
         A3           PA1000000041561   1/2 - 1 Mile ESE
         B6           PA1000000043024   1/2 - 1 Mile ENE

                                                                        Page A-6

                    PHYSICAL SETTING SOURCE MAP - 2027586.2S

                                  [MAP OMITTED]

                GEOCHECK(R)- PHYSICAL SETTING SOURCE MAP FINDINGS

Map ID
Direction
Distance
Elevation                                                                          Database      EDR ID Number
---------------------------------------------------------------------------------------------------------------

A1
ESE                                                                                PA WELLS     PA1000000041588
1/2 - 1 MILE
LOWER

   WELLID:                  400525074593901             LOCALWELLN:              PH 772
   COUNTY:                  PHILADELPHIA
   AAPG:                    300WSCKO
   TOPOGRAPHY:              VALLEY FLAT
   WELLDEPTH:               353
   ELEVATION:               90
   ELEVMETHOD:              INTERPOLATED FROM TOPOGRAPHIC MAP
   ACCURACYOF:              10
   HYDROLOGIC:              02040202
   LATLONGACCURACY:         ACCURATE TO +1 SECOND
   QUAD:                    BEVERLY
   TYPEOFSITE:              WELL
   DATECREATE:              Not Reported                DATEUPDATE:              Not Reported
   DATARELIABILITY:         FIELD CHECKED BY REPORTING AGENCY (PaDAg pest. survey)
   SOURCE DEPTH DATA:       OTHER/UNKNOWN/UNSPECIFIED
   MUNICIPALITY:            PHILADELPHIA
   LATITUDEDD:              40.09028
   LONGITUDED:              -74.99417
   DEPTHTOBED:              0
   DATEDRILLE:              Not Reported
   PAGWIS ID:               30354

AGENCY USE SECTION:
   Agency Use of Site:      OBSERVATION
   Agency Use Date:         Not Reported

CONSTRUCTION INFORMATION:
   Construction Date:       01/01/1969 00:00:00
   Driller:                 0413
   Source Cons Data:        OTHER/UNKNOWN/UNSPECIFIED
   Method Cons:             AIR ROTARY
   Finish:                  OPEN HOLE

CASING INFORMATION:
   Top Of Casing:           0                           Casing Wall Thickness:   Not Reported
   Bottom Of Casing:        30                          Casing Diameter:         8
   Casing:                  UNKNOWN

HOLE INFORMATION:
   Top Of Hole:             0
   Bottom Of Hole:          0                           Hole Diameter:           8

GEOHYDROLOGIC INFORMATION:
   A A P G:                 300WSCKO
   Lithology:               SCHIST
   Contributing Unit:       PRIMARY
   Top Of Interval:         Not Reported                Bottom Of Interval:      Not Reported

                                                                        Page A-8

                GEOCHECK(R)- PHYSICAL SETTING SOURCE MAP FINDINGS

WATER USE INFORMATION:
   Site Use:                       WITHDRAWAL
   Water Use:                      RECREATION

OWNER INFORMATION:
   Owner:                          DAVID MICHAEL & CO
   Date Ownership:                 04/14/1969 00:00:00

OTHER ID INFORMATION:
   Other Identifier:               2                                Other I D Assignor:            OWNER PA
------------------------------------------------------------------------------------------------------------------------------------
A2
ESE                                                                                                FED USGS         USGS2138902
1/2 - 1 MILE
LOWER
     Agency cd:                    USGS                             Site no:                       400525074593901
     Site name:                    PH 772
     Latitude:                     400525
     Longitude:                    0745939                          Dec lat:                       40.09038847
     Dec Ion:                      -74.99378051                     Coor meth:                     M
     Coor accr:                    S                                Latlong datum:                 NAD27
     Dec latlong datum:            NAD83                            District:                      42
     State:                        42                               County:                        101
     Country:                      US                               Land net:                      Not Reported
     Location map:                 BEVERLY                          Map scale:                     24000
     Altitude:                     90.00
     Altitude method:              Interpolated from topographic map
     Altitude accuracy:            10.
     Altitude datum:               National Geodetic Vertical Datum of 1929
     Hydrologic:                   Lower Delaware. New Jersey, Pennsylvania. Area = 1050 sq.mi.
     Topographic:                  Valley flat
     Site type:                    Ground-water other than Spring   Date construction:             19690101
     Date Inventoried:             Not Reported                     Mean greenwich time offset:    EST
     Local standard time flag:     Y
     Type of ground water site:    Single well, other than collector or Ranney type
     Aquifer Type:                 Not Reported
     Aquifer:                      WISSAHICKON FORMATION, OLIGOCLASE MICA SCHIST
     Well depth:                   353                              Hole depth:                    Not Reported
     Source of depth data:         Not Reported
     Project number:               444209600
     Real lime data flag:          0                                Daily flow data begin date:    0000-00-00
     Daily flow data end date:     0000-00-00                       Daily flow data count:         0
     Peak flow data begin date:    0000-00-00                       Peak flow data end date:       0000-00-00
     Peak flow data count:         0                                Water quality data begin date: 0000-00-00
     Water quality data end date:  0000-00-00                       Water quality data count:      0
     Ground water data begin date: 1969-04-16                       Ground water data end date:    1969-04-16
     Ground water data count:      1

     Ground-water levels, Number of Measurements: 0
-----------------------------------------------------------------------------------------------------------------------------------
A3
ESE                                                                                                PA WELLS         PA1000000041561
1/2 - 1 MILE
LOWER

                                                                        Page A-9

                GEOCHECK(R)- PHYSICAL SETTING SOURCE MAP FINDINGS

     WELLID:                       400524074593501                  LOCALWELLN:                    PH 771
     COUNTY:                       PHILADELPHIA
     AAPG:                         300WSCKO
     TOPOGRAPHY:                   VALLEY FLAT
     WELLDEPTH:                    293
     ELEVATION:                    100
     ELEVMETHOD:                   INTERPOLATED FROM TOPOGRAPHIC MAP
     ACCURACYOF:                   5
     HYDROLOGIC:                   02040202
     LATLONGACCURACY:              ACCURATE TO +1 SECOND
     QUAD:                         BEVERLY
     TYPEOFSITE:                   WELL
     DATECREATE:                   Not Reported                     DATEUPDATE:                    Not Reported
     DATARELIABILITY:              FIELD CHECKED BY REPORTING AGENCY (PaDAg pest. survey)
     SOURCE DEPTH DATA:            OTHER/UNKNOWN/UNSPECIFIED
     MUNICIPALITY:                 PHILADELPHIA
     LATITUDEDD:                   40.09
     LONGITUDED:                   -74.99306
     DEPTHTOBED:                   0
     DATEDRILLE:                   Not Reported
     PAGWIS ID:                    30567
AGENCY USE SECTION:
     Agency Use of Site:           OBSERVATION
     Agency Use Date:              Not Reported
CONSTRUCTION INFORMATION:
     Construction Date:            01/01/1969 00:00:00
     Driller:                      0413
     Source Cons Data:             PRIVATE/UNIV GEOLOGIST (CONSULTANT)
     Method Cons:                  AIR ROTARY
     Finish:                       OPEN HOLE
CASING INFORMATION:
     Top Of Casing:                0                                Casing Wall Thickness:         Not Reported
     Bottom Of Casing:             29                               Casing Diameter:               8
     Casing:                       UNKNOWN
HOLE INFORMATION:
     Top Of Hole:                  0
     Bottom Of Hole:               150                              Hole Diameter:                 8
     Top Of Hole:                  150
     Bottom Of Hole:               293                              Hole Diameter:                 6
GEOHYDROLOGIC INFORMATION:
     AAPG:                         300WSCKO
     Lithology:                    SCHIST
     Contributing Unit:            PRIMARY
     Top Of Interval:              Not Reported                     Bottom Of Interval:            Not Reported
WATER USE INFORMATION:
     Site Use:                     WITHDRAWAL
     Water Use:                    INDUSTRIAL

                                                                       Page A-10

                GEOCHECK(R)- PHYSICAL SETTING SOURCE MAP FINDINGS

OWNER INFORMATION:
   Owner:                         DAVID MICHAEL & CO
   Date Ownership:                04/14/1969 00:00:00

OTHER ID INFORMATION:
   Other Identifier:              1                                  Other I D Assignor:             OWNER PA
---------------------------------------------------------------------------------------------------------------------------------

A4
ESE                                                                                                      FED USGS     USGS2138898
1/2 - 1 MILE
LOWER
   Agency cd:                     USGS                               Site no:                        400524074593501
   Site name:                     PH 771
   Latitude:                      400524
   Longitude:                     0745935                            Dec Lat:                        40.09011069
   Dec Ion:                       -74.99266936                       Coor meth:                      M
   Coor accr:                     S                                  Latlong datum:                  NAD27
   Dec latlong datum:             NAD83                              District:                       42
   State:                         42                                 County:                         101
   Country:                       US                                 Land net:                       Not Reported
   Location map:                  BEVERLY                            Map scale:                      24000
   Altitude:                      100.00
   Altitude method:               Interpolated from topographic map
   Altitude accuracy:             5
   Altitude datum:                National Geodetic Vertical Datum of 1929
   Hydrologic:                    Lower Delaware. New Jersey, Pennsylvania. Area = 1050 sq.mi.
   Topographic:                   Valley flat
   Site type:                     Ground-water other than Spring     Date construction:              19690101
   Date inventoried:              Not Reported                       Mean greenwich time offset:     EST
   Local standard time flag:      Y
   Type of ground water site:     Single well, other than collector or Ranney type
   Aquifer Type:                  Not Reported
   Aquifer:                       WISSAHICKON FORMATION, OLIGOCLASE MICA SCHIST
   Well depth:                    293                                Hole depth:                     Not Reported
   Source of depth data:          Not Reported
   Project number:                44209600
   Real time data flag:           0                                  Daily flow data begin date:     0000-00-00
   Daily flow data end date:      0000-00-00                         Daily flow data count:          0
   Peak flow data begin date:     0000-00-00                         Peak flow data end date:        0000-00-00
   Peak flow data count:          0                                  Water quality data begin date:  1980-07-01
   Water quality data end date:   1980-O7-01                         Water quality data count:       1
   Ground water data begin date:  1969-04-16                         Ground water data end date:     1969-04-16
   Ground water data count:       1

   Ground-water levels, Number of Measurements: 0

---------------------------------------------------------------------------------------------------------------------------------

B5
ENE                                                                                                      FED USGS     USGS2138940
1/2 -1 MILE
LOWER

                                                                       Page A-11

                GEOCHECK(R)- PHYSICAL SETTING SOURCE MAP FINDINGS

   Agency cd:                     USGS                               Site no:                            400559074591801
   Site name:                     PH 726
   Latitude:                      400559
   Longitude:                     0745918                            Dec lat:                            40.09983276
   Dec Ion:                       -74.98794691                       Coor meth:                          M
   Coor accr:                     S                                  Latlong datum:                      NAD27
   Dec latlong datum:             NAD83                              District:                           42
   Stats:                         42                                 County:                             101
   Country:                       US                                 Land net:                           Not Reported
   Location map:                  BEVERLY                            Map scale:                          24000
   Altitude:                      100
   Altitude method:               Interpolated from topographic map
   Altitude accuracy:             10
   Altitude datum:                National Geodetic Vertical Datum of 1929
   Hydrologic:                    Lower Delaware. New Jersey, Pennsylvania. Area = 1050 sq.mi.
   Topographic:                   Valley fiat
   Site type:                     Ground-water other than Spring     Date construction:                  19400101
   Date inventoried:              Not Reported                       Mean greenwich time offset:         EST
   Local standard time flag:      Y
   Type of ground water site:     Single well, other than collector or Ranney type
   Aquifer Type:                  Not Reported
   Aquifer:                       WISSAHICKON FORMATION, OLIGOCLASE MICA SCHIST
   Well depth:                    102                                Hole depth:                         Not Reported
   Source of depth data:          Not Reported
   Project number:                Not Reported
   Real time data flag:           0                                  Daily flow data begin date:         0000-00-00
   Daily flow data end date:      0000-00-00                         Daily flow data count:              0
   Peak flow data begin date:     0000-00-00                         Peak flow data end date:            0000-00-00
   Peak flow data count:          0                                  Water quality data begin date:      0000-00-00
   Water quality data end date:   0000-00-00                         Water quality data count:           0
   Ground water data begin date:  1940-01-01                         Ground water data end date:         1940-01-01
   Ground water data count:       1

   Ground-water levels. Number of Measurements: 0
---------------------------------------------------------------------------------------------------------------------------------
B6
ENE                                                                                                       PA WELLS   PA1000000043024
1/2 - 1 MILE
LOWER
   WELLID:                        400559074591801                    LOCALWELLN:                         PH 726
   COUNTY:                        PHILADELPHIA
   AAPG:                          300WSCKO
   TOPOGRAPHY:                    VALLEY FLAT
   WELLDEPTH:                     102
   ELEVATION:                     100
   ELEVMETHOD:                    INTERPOLATED FROM TOPOGRAPHIC MAP
   ACCURACYOF:                    10
   HYDROLOGIC:                    02040202
   LATLONGACCURACY:               ACCURATE TO +1 SECOND
   QUAD:                          BEVERLY
   TYPEOFSITE:                    WELL
   DATECREATE:                    Not Reported                       DATEUPDATE:                       Not Reported
   DATARELIABILITY:               FIELD CHECKED BY REPORTING AGENCY (PaDAg pest. survey)
   SOURCE DEPTH DATA:             OTHER/UNKNOWN/UNSPECIFIED
   MUNICIPALITY:                  PHILADELPHIA
   LATITUDEDD:                    40.09972
   LONGITUDED:                    -74.98833

                                                                       Page A-12

                GEOCHECK(R)-PHYSICAL SETTING SOURCE MAP FINDINGS

   DEPTHTOBED:               0
   DATEDRILLE:               Not Reported
   PAGWIS ID:                30356

AGENCY USE SECTION:
   Agency Use of Site:       OBSERVATION
   Agency Use Date:          Not Reported

CONSTRUCTION INFORMATION:
   Construction Date:        01/01/1940 00:00:00
   Driller:                  1
   Source Cons Data:         OTHER/UNKNOWN/UNSPECIFIED
   Method Cons:              CABLE TOOL
   Finish:                   OPEN HOLE

CASING INFORMATION:
   Top Of Casing:            0                           Casing Wall Thickness:   Not Reported
   Bottom Of Casing:         Not Reported                Casing Diameter:         6
   Casing:                   UNKNOWN

HOLE INFORMATION:
   Top Of Hole:              0
   Bottom Of Hole:           102                         Hole Diameter:           6

GEOHYDROLOGIC INFORMATION:
   A A P G:                  300WSCKO
   Lithology:                SCHIST
   Contributing Unit:        PRIMARY
   Top Of Interval:          Not Reported                Bottom Of Interval:      Not Reported

WATER USE INFORMATION:
   Site Use:                 DESTROYED
   Water Use:                UNUSED

OWNER INFORMATION:
   Owner:                    CHRISTIAN SERVICE
   Date Ownership:           01/01/1940 00:00:00

                                                                       Page A-13

                GEOCHECK(R)-PHYSICAL SETTING SOURCE MAP FINDINGS
                                      RADON

AREA RADON INFORMATION

State Database: PA Radon

Test Result Statistics

 Zip    Total Sites   Min pCi/L   Max pCi/L   Avg pCi/L
-----   -----------   ---------   ---------   ---------
19154       214           .1         34.7        2.2

     EPA Region 3 Statistical Summary Readings for Zip Code: 19154

     Number of sites tested: 211.

     Maximum Radon Level: 34.7 pCi/L.

     Minimum Radon Level: 0.1 pCi/L.

   pCi/L         pCi/L       pCi/L       pCi/L       pCi/L       pCi/L
     *4           4-10       10-20       20-50       50-100      **100
------------   ---------   ---------   ---------   ---------   ---------
200 (94.79%)   8 (3.79%)   0 (0.00%)   3 (1.42%)   0 (0.00%)   0 (0.00%)

--------------------------------------------------------------------------------
     Federal EPA Radon Zone for PHILADELPHIA County: 3

          Note: Zone 1 indoor average level > 4 pCi/L.

              : Zone 2 indoor average level >= 2 pCi/L and <= 4 pCi/L.

              : Zone 3 indoor average level < 2 pCi/L.

                                                                       Page A-14

                    PHYSICAL SETTING SOURCE RECORDS SEARCHED

TOPOGRAPHIC INFORMATION
-----------------------
USGS 7.5' DIGITAL ELEVATION MODEL (DEM)

     Source: United States Geologic Survey
     EDR acquired the USGS 7.5' Digital Elevation Model in 2002 and updated it in 2006. The 7.5 minute DEM corresponds to the USGS 1:24,000-and
     1:25,000-scale topographic quadrangle maps. The DEM provides elevation data with consistent elevation units and projection.

HYDROLOGIC INFORMATION
----------------------
FLOOD ZONE DATA: This data, available in select counties across the country, was obtained by EDR in 1999 from the Federal Emergency Management Agency (FEMA).
Data depicts 100-year and 500-year flood zones as defined by FEMA.

NWI: National Wetlands Inventory. This data, available in select counties across the country, was obtained by EDR in 2002 and 2005 from the U.S. Fish and
Wildlife Service.

HYDROGEOLOGIC INFORMATION
-------------------------
AQUIFLOW(R) INFORMATION SYSTEM
     Source: EDR proprietary database of groundwater flow information
     EDR has developed the AQUIFLOW Information System (AIS) to provide data on the general direction of groundwater flow at specific points. EDR has reviewed reports submitted to regulatory authorities at select sites and has extracted the date of the report, hydrogeologically determined groundwater flow direction and depth to water table information.

GEOLOGIC INFORMATION
--------------------
GEOLOGIC AGE AND ROCK STRATIGRAPHLC UNIT
     Source: P.G. Schruben, R.E. Arndt and W.J. Bawiec, Geology of the
     Conterminous U.S. at 1:2,500,000 Scale-A digital representation of the
     1974 P.B. King and H.M. Beikman Map, USGS Digital Data Series DDS-11
     (1994).

STATSGO: State Soil Geographic Database
     Source: Department of Agriculture, Natural Resources Conservation Services
     The U.S. Department of Agriculture's (USDA) Natural Resources Conservation
     Service (NRCS) leads the national Conservation Soil Survey (NCSS) and is responsible for collecting, storing, maintaining and distributing soil survey information for privately owned lands in the United States. A soil map in a soil survey is a representation of soil patterns in a landscape.
     Soil maps for STATSGO are compiled by generalizing more detailed (SSURGO)
     soil survey maps.

SSURGO: SOIL SURVEY GEOGRAPHIC DATABASE
     Source: Department of Agriculture, Natural Resources Conservation Services
     (NRCS)
     Telephone: 800-672-5559
     SSURGO is the most detailed level of mapping done by the Natural Resources
     Conservation Services, mapping scales generally range from 1:12,000 to
     1:63,360. Field mapping methods using national standards are used to construct the soil maps in the Soil Survey Geographic (SSURGO) database.
     SSURGO digitizing duplicates the original soil survey maps. This level of mapping is designed for use by landowners, townships and county natural resource planning and management.

LOCAL/REGIONAL WATER AGENCY RECORDS
===================================
FEDERAL WATER WELLS

PWS: Public Water Systems
     Source: EPA/Office of Drinking Water
     Telephone: 202-564-3750
     Public Water System data from the Federal Reporting Data System. A PWS is any water system which provides water to at least 25 people for at least 60 days annually. PWSs provide water from wells, rivers and other sources.

                                                                       Page A-15

                    PHYSICAL SETTING SOURCE RECORDS SEARCHED

PWS ENF: Public Water Systems Violation and Enforcement Data
     Source: EPA/Office of Drinking Water
     Telephone: 202-564-3750
     Violation and Enforcement data for Public Water Systems from the Safe
     Drinking Water Information System (SDWIS) after August 1995. Prior to
     August 1995, the data came from the Federal Reporting Data System (FRDS).

USGS WATER WELLS: USGS National Water Inventory System (NWIS)
This database contains descriptive information on sites where the USGS collects or has collected data on surface water and/or groundwater. The groundwater data includes information on wells, springs, and other sources of groundwater.

STATE RECORDS

PENNSYLVANIA PUBLIC WATER SUPPLY WELLS
     Source: Pennsylvania Department of Environmental Resources Bureau of Water
     Supply
     Telephone: 717-787-5017

PENNSYLVANIA GROUNDWATER INFORMATION SYSTEM
     Source: Department of Conservation and Natural Resources
     Telephone: 717-783-7258

OTHER STATE DATABASE INFORMATION
================================
RADON

STATE DATABASE: PA RADON
     Source: Department of Environmental Protection
     Telephone: 717-783-3594
     Radon Test Results Statistics by Zip Code

AREA RADON INFORMATION
     Source: USGS
     Telephone: 703-356-4020
     The National Radon Database has been developed by the U.S. Environmental
     Protection Agency (USEPA) and is a compilation of the EPA/State Residential
     Radon Survey and the National Residential Radon Survey. The study covers the years 1986 -1992. Where necessary data has been supplemented by information collected at private sources such as universities and research institutions.

EPA RADON ZONES
     Source: EPA
     Telephone: 703-356-4020
     Sections 307 & 309 of IRAA directed EPA to list and identify areas of U.S.
     with the potential for elevated indoor radon levels.

EPA REGION 3 STATISTICAL SUMMARY READINGS
     Source: Region 3 EPA
     Telephone: 215-814-2082
     Radon readings for Delaware, D.C., Maryland, Pennsylvania, Virginia and
     West Virginia.

OTHER

AIRPORT LANDING FACILITIES: Private and public use landing facilities
     Source: Federal Aviation Administration, 800-457-6656

EPICENTERS: World earthquake epicenters, Richter 5 or greater
     Source: Department of Commerce, National Oceanic and Atmospheric
     Administration

                                                                       Page A-16

                    PHYSICAL SETTING SOURCE RECORDS SEARCHED

STREET AND ADDRESS INFORMATION
==============================

(C) 2007 Tele Atlas North America, Inc. All rights reserved. This material is proprietary and the subject of copyright protection and other intellectual property rights owned by or licensed to Tele Atlas North America, Inc. The use of this material is subject to the terms of a license agreement. You will be held liable for any unauthorized copying or disclosure of this material.

                                                                       Page A-17

[KEATING Environmental Management, Inc. LOGO]

                                   APPENDIX E

                                SITE PHOTOGRAPHS

                              KEATING ENVIRONMENTAL
                                MANAGEMENT, INC.

                           PHASE I ENVIRONMENTAL SITE
                           ASSESSMENT PHOTOGRAPHIC LOG

                                2811 CHARTER ROAD
                       CITY OF PHILADELPHIA, PHILADELPHIA
                              COUNTY, PENNSYLVANIA

                                [GRAPHIC OMITTED]

                                [GRAPHIC OMITTED]

                       PHOTO 1 (ABOVE): VIEW FACING NORTH
                        OF THE SOUTHERN SIDE OF THE SITE
                             BUILDING (OFFICE AREA).

                       PHOTO 2 (LEFT): VIEW FACING WEST OF
                        THE NORTHEASTERN SIDE OF THE SITE
                           BUILDING (WAREHOUSE AREA).

                       PHOTO 3 (RIGHT): VIEW FACING SOUTH
                        OF THE NORTHERN SIDE OF THE SITE
                                    BUILDING.

                                [GRAPHIC OMITTED]

                              KEATING ENVIRONMENTAL
                                MANAGEMENT, INC.

                           PHASE I ENVIRONMENTAL SITE
                           ASSESSMENT PHOTOGRAPHIC LOG

                                2811 CHARTER ROAD
                       CITY OF PHILADELPHIA, PHILADELPHIA
                              COUNTY, PENNSYLVANIA

                                [GRAPHIC OMITTED]

                                [GRAPHIC OMITTED]

                        PHOTO 4 (ABOVE): VIEW OF REMOVED
                         FLOOR TILE IN THE OFFICE AREA.

                      PHOTO 5 (LEFT): VIEW OF THE INTERIOR
                             OF THE WAREHOUSE AREA.

                          PHOTO 6 (RIGHT): VIEW OF THE
                         INTERIOR OF THE WAREHOUSE AREA.

                                [GRAPHIC OMITTED]

                              KEATING ENVIRONMENTAL
                                MANAGEMENT, INC.

                           PHASE I ENVIRONMENTAL SITE
                           ASSESSMENT PHOTOGRAPHIC LOG

                                2811 CHARTER ROAD
                       CITY OF PHILADELPHIA, PHILADELPHIA
                              COUNTY, PENNSYLVANIA

                                [GRAPHIC OMITTED]

                                [GRAPHIC OMITTED]

                          PHOTO 7 (ABOVE): VIEW OF THE
                            PAD-MOUNTED TRANSFORMER.

                      PHOTO 8 (LEFT): VIEW OF THE POSSIBLE
                      ELECTRICAL SWITCH LOCATED INSIDE THE
                               POWER/BOILER ROOM.

                       PHOTO 9 (RIGHT): VIEW OF MACHINERY
                       INSIDE THE WAREHOUSE AREA LEFT OVER
                        FROM FORMER OPERATIONS CONDUCTED
                                  AT THE SITE.

                                [GRAPHIC OMITTED]

                              KEATING ENVIRONMENTAL
                                MANAGEMENT, INC.

                           PHASE I ENVIRONMENTAL SITE
                           ASSESSMENT PHOTOGRAPHIC LOG

                                2811 CHARTER ROAD
                       CITY OF PHILADELPHIA, PHILADELPHIA
                              COUNTY, PENNSYLVANIA

                                [GRAPHIC OMITTED]

                                [GRAPHIC OMITTED]

                        PHOTO 10 (ABOVE): VIEW OF SUSPECT
                        ACM PIPING INSULATION INSIDE THE
                               BOILER/POWER ROOM.

                       PHOTO 11 (LEFT): VIEW OF TWO DRUMS
                        LOCATED OUTSIDE THE BOILER/POWER
                         ROOM CONTAINING SUSPECT REMOVED
                                      ACM.

                        PHOTO 12 (RIGHT): VIEW OF A DRUM
                             CONTAINING SUSPECT ACM.

                                [GRAPHIC OMITTED]